FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207677-02

September 13, 2016

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,068,338,503

(Approximate Mortgage Pool Balance)

$940,137,000

(Offered Certificates)

GS Mortgage Securities Trust 2016-GS3

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2016-GS3

Goldman Sachs Mortgage Company

As Sponsor and Mortgage Loan Seller

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.
Lead Manager and Sole Bookrunner

Academy Securities	Citigroup	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-207677) (the “Preliminary Prospectus”) anticipated to be dated September 14, 2016. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$28,475,000		30.000%	[__]%	(5)	2.54	10/16 – 02/21
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$77,052,000		30.000%	[__]%	(5)	4.36	02/21 – 02/21
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$265,000,000		30.000%	[__]%	(5)	9.62	02/26 – 08/26
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$320,243,000		30.000%	[__]%	(5)	9.90	08/26 – 09/26
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$57,066,000		30.000%	[__]%	(5)	6.95	02/21 – 02/26
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$841,316,000	(6)	N/A	[__]%	Variable IO(7)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$98,821,000	(6)	N/A	[__]%	Variable IO(7)	N/A	N/A
Class A-S(8)	Aa2(sf) / AAAsf / AAA(sf)	$93,480,000	(9)	21.250%	[__]%	(5)(10)	9.94	09/26 – 09/26
Class B(8)	A1(sf) / AA-sf / AA(sf)	$53,417,000	(9)	16.250%	[__]%	(5)(10)	9.94	09/26 – 09/26
Class PEZ(8)	NR / A-sf / A(sf)	$192,301,000	(9)	12.000%	(10)	(10)	9.94	09/26 – 09/26
Class C(8)	NR / A-sf / A(sf)	$45,404,000	(9)	12.000%	[__]%	(5)(10)	9.94	09/26 – 09/26

NON-OFFERED POOLED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class D	NR / BBB-sf / BBB-(sf)	$53,417,000		7.000%	[__]%	(5)	9.94	09/26 – 09/26
Class X-D	NR / BBB-sf / BBB-(sf)	$53,417,000	(6)	N/A	[__]%	Variable IO(7)	N/A	N/A
Class E	NR / BB-sf / BB-(sf)	$24,038,000		4.750%	[__]%	(5)	9.97	09/26 – 10/26
Class F	NR / B-sf / B-(sf)	$10,683,000		3.750%	[__]%	(5)	10.03	10/26 – 10/26
Class G	NR / NR / NR	$40,063,502		0.000%	[__]%	(5)	10.03	10/26 – 10/26
Class R(11)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

NON-OFFERED LOAN-SPECIFIC CERTIFICATES

Non-Offered Loan-Specific Class	Expected Rating (S&P)(1)	Initial Certificate Balance or Notional Amount(2)		Initial Pass- Through Rate	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class WM-A(12)	A-(sf)	$24,346,000		[__]%	(13)	9.94	09/26 – 09/26
Class X-WM(12)	BBB-(sf)	$54,208,000	(6)	[__]%	Variable IO(14)	N/A	N/A
Class WM-B(12)	BBB-(sf)	$29,862,000		[__]%	(13)	9.94	09/26 – 09/26

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”) and S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC (“S&P,” together with Moody’s, Fitch and KBRA, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, are represented in the aggregate. The initial credit support percentages for the Class C and Class PEZ certificates are equal to the initial credit support percentages of the underlying Class C trust component. The approximate initial credit support percentage for each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class PEZ, Class C, Class D, Class E, Class F and Class G certificates (together with the Class X-A, Class X-B and Class X-D certificates, the “pooled certificates”) does not include the subordination provided by the subordinate companion loan related to the 540 West Madison mortgage loan (the “trust subordinate companion loan”). The Class WM-A, Class X-WM and Class WM-B certificates (the “Class WM certificates” or “loan-specific certificates”) will not provide credit support to any other class of certificates except to the extent of the subordination of the trust subordinate companion loan (in which the Class WM certificates each represent an interest) to the pooled portion of the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or the trust subordinate companion loan and that there are no extensions or forbearances of maturity dates of the mortgage loans or the trust subordinate companion loan.

(5)	For each distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate described in clause (ii), or (iv) the rate described in clause (ii) less a specified percentage.

(6)	The Class X-A, Class X-B, Class X-D and Class X-WM certificates (collectively, the “Class X certificates”), will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates and/or trust component(s) (the “related certificates or trust components”) indicated below.

Class X	Related Certificates or Trust Components
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and Class A-S trust component
Class X-B	Class B and Class C trust components
Class X-D	Class D certificates
Class X-WM	Class WM-A and Class WM-B certificates

(7)	The pass-through rate of each of the Class X certificates (other than the Class X-WM certificates) for any distribution date will equal the excess, if any, of (i) the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the related certificate or trust components for that distribution date, as described in the Preliminary Prospectus.

(8)	The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(9)	On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding certificate balances on the closing date of $93,480,000, $53,417,000, and $45,404,000, respectively. The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each of the Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding certificate balance of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding certificate balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate balance of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate balance of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate balance of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate balances of the Class A-S, Class B and Class C certificates, representing the maximum certificate balance of the Class PEZ certificates that could be issued in an exchange. The certificate balances of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate balance of the Class PEZ certificates issued on the closing date, if any.

(10)	The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(11)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of three separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(12)	The Class WM-A, Class X-WM and Class WM-B certificates will only be entitled to receive distributions from, and will only incur losses with respect to, the trust subordinate companion loan, which is included as an asset of the issuing entity but not part of the pool of mortgage loans backing the other classes of certificates. No class of certificates (other than the Class WM-A, Class X-WM and Class WM-B certificates) will have any interest in the trust subordinate companion loan. See “Description of the Mortgage Pool—The Whole Loans—540 West Madison Whole Loan” in the Preliminary Prospectus.

(13)	For any distribution date, the pass-through rates of the Class WM-A and Class WM-B certificates will, in the case of each such class, be a per annum rate equal to one of (i) a fixed rate, (ii) the net interest rate on the trust subordinate companion loan (adjusted, if necessary, to accrue on the basis of a 360 day year consisting of twelve 30 day months) as of its due date in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate described in clause (ii), or (iv) the rate described in clause (ii) less a specified percentage.

(14)	The pass-through rate of the Class X-WM certificates for any distribution date will equal the excess, if any, of (a) the net mortgage interest rate on the trust subordinate companion loan (adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (b) the weighted average of the pass-through rates of the Class WM-A and Class WM-B certificates for that distribution date, weighted on the basis of their respective certificate balances immediately prior to that distribution date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,068,338,503
Number of Mortgage Loans	34
Number of Mortgaged Properties	152
Average Cut-off Date Mortgage Loan Balance	$31,421,721
Weighted Average Mortgage Interest Rate	4.0217%
Weighted Average Remaining Term to Maturity (months)	114
Weighted Average Remaining Amortization Term (months)(3)	356
Weighted Average Cut-off Date LTV Ratio(4)	55.7%
Weighted Average Maturity Date LTV Ratio(5)	48.8%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	2.49x
Weighted Average Debt Yield on Underwritten NOI(7)	11.8%
% of Mortgage Loans with Mezzanine Debt	23.5%
% of Mortgage Loans with Subordinate Debt(8)	23.5%
% of Mortgaged Properties with Single Tenants	11.6%

(1)	Each of the 10 mortgage loans, representing approximately 54.4% of the initial pool balance, listed in the “Companion Loan Summary” table below has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/Unit/Room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to each of the 4 mortgage loans, representing approximately 23.5% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the Companion Loan Summary table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/Unit/Room calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term and the U.S. Industrial Portfolio mortgage loan, which requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which, in certain cases, may reflect a portfolio premium valuation). With respect to 4 mortgage loans, representing approximately 16.7% of the initial pool balance, the respective Cut-off Date LTV Ratios were calculated using (i) a hypothetical “as-is” appraised value assuming completion of remaining contractual obligations, (ii) an “as-is” appraised value plus related property improvement plan (“PIP”) costs or (iii) the cut-off date principal balance of a mortgage loan less a reserve taken at origination. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 56.4%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to eight mortgage loans, representing approximately 33.7% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value instead of the related “as-is” appraised value. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 50.7%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. With respect to the U.S. Industrial Portfolio mortgage loan, representing approximately 8.0% of the pool, which requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period, the respective Underwritten Debt Service Coverage Ratio is calculated based on the debt service for the 12-month period commencing October 6, 2016. With respect to the Shoppes at Rio Grande mortgage loan, representing approximately 3.0% of the initial pool balance, the respective Underwritten Debt Service Coverage Ratio was calculated using the annual debt service for the mortgage loan calculated on the Cut-off-date Balance net of an earnout reserve taken at origination. The weighted average Underwritten Debt Service Coverage Ratio for the mortgage pool without making this adjustment is 2.49x. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to the Shoppes at Rio Grande mortgage loan, representing approximately 3.0% of the initial pool balance, the respective Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF were calculated using the Cut-off-date Balance of a mortgage loan less the $1,000,000 earnout reserve taken at origination. The weighted average Debt Yield on Underwritten NOI and weighted average Debt Yield on Underwritten NCF for the mortgage pool without making this adjustment are 11.8% and 11.1%, respectively. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(8)	The 10 Hudson Yards, 540 West Madison, Veritas Multifamily Pool 1 and Veritas Multifamily Pool 2 mortgage loans each has one or more subordinate companion loans that is generally subordinate in right of payment to the respective related mortgage loan (the “10 Hudson Yards Subordinate Companion Loans,” the “540 West Madison Subordinate Companion Loans,” the “Veritas Multifamily Pool 1 Subordinate Companion Loan” and the “Veritas Multifamily Pool 2 Subordinate Companion Loan”). The 540 West Madison Subordinate Companion Loans have an aggregate principal balance as of the Cut-off Date of approximately $162,708,000, of which note B, which has principal balance as of the Cut-off Date of approximately $54,208,000 will be included as an asset of the issuing entity but not part of the mortgage pool backing classes of certificates other than the non-offered loan-specific classes in this securitization trust as the Class WM certificates, and note C, which has a principal balance as of the Cut-off Date of approximately $108,500,000 is expected to be sold to a third party investor. The 10 Hudson Yards Subordinate Companion Loans had an aggregate principal balance as of the Cut-off Date of approximately $191,900,000 and were included in the HY 2016-HY securitization transaction. The Veritas Multifamily Pool 1 Subordinate Companion Loan has a principal balance as of the Cut-off Date of approximately $249,750,000 and was included in the GSMS 2016-RENT securitization transaction. The Veritas Multifamily Pool 2 Subordinate Companion Loan has a principal balance as of the Cut-off Date of approximately $20,000,000 and is held by a third party investor. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

KEY FEATURES OF THE CERTIFICATES

Lead Manager and Sole Bookrunner:	Goldman, Sachs & Co.

Co-Managers:	Academy Securities, Inc. Citigroup Global Markets Inc. Drexel Hamilton, LLC

Depositor:	GS Mortgage Securities Corporation II

Initial Pool Balance:	$1,068,338,503

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicers:

Rialto Capital Advisors, LLC (with respect to each serviced mortgage loan and each serviced whole loan (other than the 540 West Madison whole loan)) and Trimont Real Estate Advisors, LLC (with respect to the 540 West Madison whole loan)

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Wells Fargo Bank, National Association

Operating Advisor:	Pentalpha Surveillance LLC

Asset Representations Reviewer:	Pentalpha Surveillance LLC

Pricing:	Week of September 19, 2016

Closing Date:	September 30, 2016

Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in September 2016 (or, in the case of any mortgage loan that has its first due date after September 2016, the date that would have been its due date in September 2016 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or next business day, commencing in October 2016

Distribution Date:	The 4th business day after the Determination Date, commencing in October 2016

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	October 2049

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

TRANSACTION HIGHLIGHTS

■	$1,068,338,502 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 34 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,068,338,503 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $31,421,721 and are secured by 152 mortgaged properties located throughout 24 states

—	LTV: 55.7% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.49x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 11.8% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 59.3% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	28.9% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	30.4% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 80.2% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 30 mortgage loans representing 72.6% of the Initial Pool Balance

–	Insurance: 9 mortgage loans representing 26.4% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 31 mortgage loans representing 77.1% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 21 mortgage loans representing 74.0% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 83.6% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 32.7% of the mortgaged properties by allocated Initial Pool Balance are retail properties (29.3% are anchored retail properties)

—	Office: 26.0% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Hospitality: 14.3% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Industrial: 13.7% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

—	Multifamily: 11.8% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

■	Geographic Diversity: The 152 mortgaged properties are located throughout 24 states with only four states having greater than 10.0% of the allocated Initial Pool Balance: California (17.0%), Texas (12.9%), Tennessee (10.7%) and New York (10.1%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW

Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	34	152	$1,068,338,503	100.0%
Total	34	152	$1,068,338,503	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Units / Rooms	Cut-off Date Balance Per SF / Unit / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
10 Hudson Yards	$87,500,000	8.2%	Office	1,813,465	$390	4.18x	12.9%	32.9%
540 West Madison	87,000,000	8.1	Office	1,098,633	$148	5.34x	18.3%	25.9%
U.S. Industrial Portfolio	85,000,000	8.0	Industrial	6,298,728	$49	2.08x	10.2%	67.5%
The Falls	70,000,000	6.6	Retail	839,507	$179	3.36x	12.3%	49.2%
Hamilton Place	64,735,708	6.1	Retail	391,041	$273	2.09x	13.0%	46.4%
Panorama Corporate Center	58,500,000	5.5	Office	780,648	$170	1.91x	9.7%	69.6%
Veritas Multifamily Pool 1	55,250,000	5.2	Multifamily	1,726	$133,401	3.72x	15.5%	24.9%
Hilton Irvine	55,000,000	5.1	Hospitality	306	$179,739	1.78x	12.2%	67.1%
Laredo Industrial Portfolio	50,050,000	4.7	Industrial	1,352,048	$37	1.75x	11.1%	66.2%
Eagle View Apartments	50,000,000	4.7	Multifamily	335	$149,254	1.42x	8.5%	71.4%
Top 10 Total / Wtd. Avg.	$663,035,708	62.1%				2.94x	12.6%	50.3%
Remaining Total / Wtd. Avg.	405,302,795	37.9				1.76x	10.5%	64.6%
Total / Wtd. Avg.	$1,068,338,503	100.0%				2.49x	11.8%	55.7%

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
10 Hudson Yards(2)	$87,500,000	8.2%	8	$620,600,000	$191,900,000	$900,000,000	HY 2016-10HY	Wells Fargo	Aegon
540 West Madison(3)	$87,000,000	8.1%	1	$75,292,000	$162,708,000	$325,000,000	GSMS 2016-GS3(4)	Midland	Trimont
U.S. Industrial Portfolio	$85,000,000	8.0%	3	$222,640,000	–	$307,640,000	GSMS 2016-GS3	Midland	Rialto
The Falls	$70,000,000	6.6%	3	$80,000,000	–	$150,000,000	GSMS 2016-GS3(5)	Midland(5)	Rialto(5)
Hamilton Place	$64,735,708	6.1%	1	$41,829,226	–	$106,564,934	GSMS 2016-GS3	Midland	Rialto
Panorama Corporate Center	$58,500,000	5.5%	1	$74,500,000	–	$133,000,000	GSMS 2016-GS2	Midland	Torchlight
Veritas Multifamily Pool 1(6)	$55,250,000	5.2%	2	$175,000,000	$249,750,000	$480,000,000	GSMS 2016-RENT	Wells Fargo	Wells Fargo
Embassy Suites Portland Airport	$30,000,000	2.8%	1	$27,620,000	–	$57,620,000	GSMS 2016-GS3	Midland	Rialto
Residence Inn and SpringHill Suites North Shore	$21,861,531	2.0%	2	$46,704,181	–	$68,565,712	GSMS 2016-GS2	Midland	Torchlight
Veritas Multifamily Pool 2(7)	$21,000,000	2.0%	1	$55,000,000	$20,000,000	$96,000,000	GSMS 2016-GS2(8)	Midland	Rialto

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan and senior in right of payment to any related subordinate companion loan.
(2)	The 10 Hudson Yards mortgage loan has 8 pari passu companion loans with an aggregate outstanding principal balance of $620,600,000 and two subordinate companion loans with an outstanding principal balance of $191,900,000.

(3)	The 540 West Madison mortgage loan has 1 pari passu companion loan with an outstanding principal balance of $75,292,000 and two subordinate companion loans with an aggregate outstanding principal balance of $162,708,000.

(4)	The initial directing holder for the 540 West Madison whole loan is expected to be Samsung SRA U.S. Office Mezzanine Professional Investment Type Private Real Estate Fund No.1 or an affiliate, the holder of the non-trust subordinate companion loan. During the continuation of a non-trust subordinate companion loan control termination event (but for so long as no 540 control termination event is continuing), the directing holder for the 540 West Madison whole loan will be the 540 West Madison controlling class certificateholder (or its representative) selected by a majority of the 540 West Madison controlling class certificateholders (by certificate balance, as certificated by the certificate registrar from time to time). The 540 West Madison controlling class will be the most subordinate class of the Class WM-A and Class WM-B certificates then outstanding that has an aggregate certificate balance, as notionally reduced by any cumulative appraisal reductions allocable to such class, at least equal to 25% of the initial certificate balance of that class less any payments of principal. During the continuance of a trust subordinate companion loan control termination event, the directing holder for the 540 West Madison whole loan will be the controlling class representative.

(5)	The Falls whole loan will initially be master serviced and, if necessary, specially serviced, by the master servicer and special servicer for this securitization. Upon the securitization of the Falls companion loan, the Falls whole loan will be serviced by the master servicer and, if and to the extent necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Falls whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.

(6)	The Veritas Multifamily Pool 1 mortgage loan has two pari passu companion loans with an aggregate outstanding principal balance of $175,000,000 and one subordinate companion loan with an outstanding principal balance of $249,750,000.

(7)	The Veritas Multifamily Pool 2 mortgage loan has one pari passu companion loan with an outstanding principal balance of $55,000,000 and one subordinate companion loan with an outstanding principal balance of $20,000,000.

(8)	The initial controlling noteholder for the Veritas Multifamily Pool 2 whole loan is the holder of the subordinate companion loan. If the outstanding principal balance of the subordinate companion loan as notionally reduced by any appraisal reduction amounts or realized losses allocated to such subordinate companion loan is less than 25% of the initial principal balance of such subordinate companion loan less any principal payments allocated to and received on the subordinate companion loan, the controlling noteholder will be the controlling class representative. At all other times the controlling noteholder for the Veritas Multifamily Pool 2 whole loan will be the holder of the subordinate companion loan. The initial controlling holder for the Veritas Multifamily Pool 2 whole loan is Forethought Life Insurance Company.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV Ratio(2)	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR(2)	Cut-off Date Total Debt UW NCF DSCR(1)
10 Hudson Yards(3)	$87,500,000	$300,000,000	$620,600,000	$191,900,000	$1,200,000,000	3.4000%	32.9%	55.8%	4.18x	2.17x
540 West Madison(4)	$87,000,000	$75,000,000	$75,292,000	$162,708,000	$400,000,000	4.4085%	25.9%	63.8%	5.34x	1.59x
Veritas Multifamily Pool 1(5)	$55,250,000	$196,500,000	$175,000,000	$249,750,000	$676,500,000	5.150%	24.9%	73.3%	3.72x	1.00x
Veritas Multifamily Pool 2(6)	$21,000,000	$42,500,000	$55,000,000	$20,000,000	$138,500,000	4.9500%	39.9%	72.8%	2.92x	1.02x

(1)	Calculated including the mezzanine debt and any related companion loan (including any related subordinate companion loan).

(2)	Calculated including any related pari passu companion loan (but without regard to any subordinate companion loan).

(3)	The 10 Hudson Yards mortgage loan has one related mezzanine loan that is held by an unrelated third party.

(4)	The 540 West Madison mortgage loan has one related mezzanine loan that is held by Goldman Sachs Mortgage Company.

(5)	The Veritas Multifamily Pool 1 mortgage loan has three related mezzanine loans that are held by one or more unrelated third parties.

(6)	The Veritas Multifamily Pool 2 mortgage loan has one related mezzanine loan that is held by an unrelated third party.

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut- off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
540 West Madison	Chicago	Illinois	Office	$87,000,000	8.1%	COMM 2013-CR6, COMM 2013-LC6
U.S. Industrial Portfolio(3)	Various	Various	Industrial	$85,000,000	8.0%	WFRBS 2012-C8, WFRBS 2013-C11
Hamilton Place	Chattanooga	Tennessee	Retail	$64,735,708	6.1%	MSC 2006-T23
Veritas Multifamily Pool 1(4)	San Francisco	California	Multifamily	$55,250,000	5.2%	JPMCC 2013-C16, JPMBB 2013-C15
Hilton Irvine	Irvine	California	Hospitality	$55,000,000	5.1%	BSCMS 2007-BBA8
SpringHill Suites Pittsburgh North Shore	Pittsburgh	Pennsylvania	Hospitality	$11,842,209	1.1%	CGCMT 2006-C4
Embassy Suites Raleigh-Durham Research Triangle	Cary	North Carolina	Hospitality	$37,520,000	3.5%	MLCFC 2006-3
Cool Springs Commons	Brentwood	Tennessee	Office	$37,000,000	3.5%	MLCFC 2006-3
Embassy Suites Portland Airport	Portland	Oregon	Hospitality	$30,000,000	2.8%	MLCFC 2006-3
Lincoln Corners	Harlingen	Texas	Retail	$18,150,000	1.7%	GSMS 2006-GG8
South Valley Plaza	Gilroy	California	Retail	$15,913,997	1.5%	LBUBS 2006-C6
Rancho La Costa	Carlsbad	California	Retail	$12,500,000	1.2%	LBUBS 2003-C3
Grand Blanc Industrial	Grand Blanc	Michigan	Industrial	$11,600,000	1.1%	CLNY 2015-FL3
Pecos Legacy Center	Henderson	Nevada	Retail	$9,488,608	0.9%	GSMS 2006-GG8
Capitol Plaza Hotel Topeka	Topeka	Kansas	Hospitality	$8,800,000	0.8%	MLCFC 2006-3
Cumberland Station	Cookeville	Tennessee	Retail	$5,343,357	0.5%	GSMS 2006-GG8
Taylorsville Shopping Center	Taylorsville	North Carolina	Retail	$2,724,041	0.3%	GSMS 2006-GG6
Ralston Plaza Shopping Center	Arvada	Colorado	Retail	$5,231,913	0.5%	GSMS 2006-GG8
River Ridge Shopping Center	Clemmons	North Carolina	Retail	$5,028,847	0.5%	BACM 2006-5

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan seller.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

(3)	Each of the U.S. Industrial Portfolio mortgaged properties were included in the WFRBS 2012-C8 and WFRBS 2013-C11 transactions.

(4)	Each of the Veritas Multifamily Pool 1 mortgaged properties were included in the JPMCC 2013-C16 and JPMBB 2013-C15 transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

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11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	18	$348,985,745	32.7%	1.94x	60.1%	10.4%
Anchored	12	248,714,452	23.3	1.96x	63.9%	9.9%
Super Regional Mall	1	64,735,708	6.1	2.09x	46.4%	13.0%
Single Tenant Retail	1	18,500,000	1.7	1.61x	50.0%	7.4%
Unanchored	2	8,968,188	0.8	1.59x	61.3%	11.0%
Shadow Anchored	2	8,067,399	0.8	1.39x	74.7%	9.5%
Office	5	$277,271,226	26.0%	3.78x	43.4%	13.7%
CBD	3	181,771,226	17.0	4.63x	30.9%	15.4%
General Suburban	2	95,500,000	8.9	2.15x	67.1%	10.4%
Hospitality	6	$153,181,531	14.3%	1.91x	66.3%	12.9%
Full Service	4	131,320,000	12.3	1.97x	65.9%	13.2%
Limited Service	1	11,842,209	1.1	1.57x	68.6%	11.5%
Extended Stay	1	10,019,322	0.9	1.57x	68.6%	11.5%
Industrial	46	$146,650,000	13.7%	1.91x	67.1%	10.6%
Warehouse/Distribution	12	65,136,283	6.1	1.83x	66.5%	10.9%
Manufacturing	17	38,111,978	3.6	2.08x	67.5%	10.2%
Flex	13	24,272,545	2.3	2.08x	67.5%	10.2%
Warehouse	4	19,129,195	1.8	1.67x	67.7%	11.1%
Multifamily	76	$126,250,000	11.8%	2.68x	45.8%	11.7%
Garden	6	52,944,195	5.0	1.53x	69.2%	8.7%
Mid-Rise	50	51,271,259	4.8	3.48x	29.3%	13.7%
Mid-Rise with Retail	16	17,453,141	1.6	3.51x	28.9%	13.9%
High-Rise	2	4,113,693	0.4	3.72x	24.9%	15.5%
Garden with Retail	2	467,712	0.0	3.72x	24.9%	15.5%
Mixed Use – Retail/Office	1	$16,000,000	1.5%	1.74x	46.5%	10.8%
Total / Weighted Average	152	$1,068,338,503	100.0%	2.49x	55.7%	11.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	81	$181,879,139	17.0%	$1,282,220,000	21.9%	$60,820,108	19.8%
Texas	13	138,336,575	12.9	220,080,000	3.8	14,461,735	4.7
Tennessee	4	114,350,291	10.7	305,950,000	5.2	19,402,083	6.3
New York	3	107,741,187	10.1	2,195,700,000	37.5	93,732,707	30.6
Illinois	7	99,038,206	9.3	651,150,000	11.1	34,374,109	11.2
Florida	6	76,542,187	7.2	325,170,000	5.6	19,919,143	6.5
Colorado	3	66,153,563	6.2	211,600,000	3.6	14,317,985	4.7
West Virginia	1	50,000,000	4.7	70,000,000	1.2	4,245,236	1.4
North Carolina	4	48,410,027	4.5	73,320,000	1.3	6,660,151	2.2
Kentucky	3	38,609,611	3.6	62,825,000	1.1	4,104,370	1.3
Alabama	3	30,295,500	2.8	45,450,000	0.8	2,547,706	0.8
Oregon	1	30,000,000	2.8	86,000,000	1.5	7,682,208	2.5
Pennsylvania	2	21,861,531	2.0	96,250,000	1.6	7,897,357	2.6
Michigan	5	18,612,780	1.7	52,140,000	0.9	4,150,253	1.4
Nevada	1	9,488,608	0.9	13,100,000	0.2	910,461	0.3
Georgia	4	9,290,395	0.9	44,350,000	0.8	3,068,568	1.0
Kansas	1	8,800,000	0.8	17,700,000	0.3	1,758,992	0.6
Arizona	1	5,944,052	0.6	29,700,000	0.5	1,730,708	0.6
Ohio	3	4,643,165	0.4	23,200,000	0.4	1,848,786	0.6
South Carolina	2	3,638,480	0.3	18,180,000	0.3	1,338,800	0.4
Minnesota	1	1,771,207	0.2	8,850,000	0.2	556,149	0.2
New Jersey	1	1,380,941	0.1	6,900,000	0.1	471,279	0.2
Missouri	1	870,594	0.1	4,350,000	0.1	270,007	0.1
Indiana	1	680,464	0.1	3,400,000	0.1	281,476	0.1
Total	152	$1,068,338,503	100.0%	$5,847,585,000	100.0%	$306,550,377	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	The Aggregate Appraised Value was calculated using the individual “as-is” appraised values for the U.S. Industrial Portfolio, Veritas Multifamily Pool 1 and Veritas Multifamily Pool 2 mortgaged properties without regard to the portfolio premiums as described under “Certain Definitions—Appraised Value” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,736,275 - 5,000,000	1	$3,736,275	0.3%
5,000,001 - 10,000,000	8	60,884,492	5.7
10,000,001 - 15,000,000	3	37,399,000	3.5
15,000,001 - 20,000,000	5	87,888,997	8.2
20,000,001 - 30,000,000	3	72,861,531	6.8
30,000,001 - 40,000,000	4	142,532,500	13.3
40,000,001 - 60,000,000	5	268,800,000	25.2
60,000,001 - 70,000,000	2	134,735,708	12.6
70,000,001 - 87,500,000	3	259,500,000	24.3
Total	34	$1,068,338,503	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.35 - 1.40	7	$122,289,395	11.4%
1.41 - 1.50	6	108,145,520	10.1
1.51 - 1.60	4	52,311,605	4.9
1.61 - 1.70	1	18,500,000	1.7
1.71 - 1.80	4	124,786,275	11.7
1.81 - 2.00	2	96,020,000	9.0
2.01 - 2.10	2	149,735,708	14.0
2.11 - 3.00	4	96,800,000	9.1
3.01 - 5.34	4	299,750,000	28.1
Total	34	$1,068,338,503	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	8	$434,750,000	40.7%
Interest Only, Then Amortizing(2)	13	324,653,000	30.4
Amortizing (30 Years)	9	191,103,590	17.9
Amortizing (Other)(3)	1	85,000,000	8.0
Amortizing (25 Years)	3	32,831,913	3.1
Total	34	$1,068,338,503	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 12 to 60 months.
(3) The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	22	$856,614,236	80.2%
Springing	9	127,406,868	11.9
Soft	2	76,250,000	7.1
None	1	8,067,399	0.8
Total	34	$1,068,338,503	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.9 - 30.0	2	$142,250,000	13.3%
30.1 - 40.0	2	108,500,000	10.2
40.1 - 50.0	5	178,035,708	16.7
50.1 - 65.0	6	93,707,184	8.8
65.1 - 70.0	13	392,127,105	36.7
70.1 - 75.0	6	153,718,506	14.4
Total	34	$1,068,338,503	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios (1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.2 - 30.0	2	$142,250,000	13.3%
30.1 - 40.0	5	198,035,708	18.5
40.1 - 50.0	7	194,068,188	18.2
50.1 - 55.0	3	60,705,223	5.7
55.1 - 60.0	11	231,049,486	21.6
60.1 - 65.0	4	148,217,399	13.9
65.1 - 69.6	2	94,012,500	8.8
Total	34	$1,068,338,503	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	25	$645,438,364	60.4%
Acquisition	6	231,900,139	21.7
Recapitalization	3	191,000,000	17.9
Total	34	$1,068,338,503	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.983 - 3.000	1	$87,500,000	8.2%
3.001 - 3.500	3	178,000,000	16.7
3.501 - 4.000	3	131,000,000	12.3
4.001 - 4.250	11	333,103,000	31.2
4.251 - 4.500	9	179,656,301	16.8
4.501 - 4.750	5	78,717,670	7.4
4.751 - 5.000	1	58,500,000	5.5
5.001 - 5.305	1	21,861,531	2.0
Total	34	$1,068,338,503	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 8.0	1	$18,500,000	1.7%
8.1 - 9.0	6	128,308,000	12.0
9.1 - 10.0	9	187,973,850	17.6
10.1 - 11.0	5	117,239,413	11.0
11.1 - 12.0	4	120,511,531	11.3
12.1 - 13.0	5	314,755,708	29.5
13.1 - 16.0	2	85,250,000	8.0
16.1 - 20.0	2	95,800,000	9.0
Total	34	$1,068,338,503	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 8.0	4	$71,009,000	6.6%
8.1 - 9.0	9	179,244,003	16.8
9.1 - 10.0	7	193,631,986	18.1
10.1 - 11.0	6	183,647,806	17.2
11.1 - 12.0	2	107,520,000	10.1
12.1 - 13.0	3	182,235,708	17.1
13.1 - 16.0	1	55,250,000	5.2
16.1 - 17.5	2	95,800,000	9.0
Total	34	$1,068,338,503	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	1	$32,500,000	3.0%
18	1	$50,000,000	4.7%
30	1	$18,150,000	1.7%
36	4	$126,370,000	11.8%
37	4	$65,808,000	6.2%
60	2	$31,825,000	3.0%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	2	$76,250,000	7.1%
120 - 121	32	992,088,503	92.9
Total	34	$1,068,338,503	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
53 - 100	2	$76,250,000	7.1%
101 - 121	32	992,088,503	92.9
Total	34	$1,068,338,503	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	8	$434,750,000	40.7%
300	3	32,831,913	3.1
360	22	515,756,590	48.3
Other(2)	1	85,000,000	8.0
Total	34	$1,068,338,503	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.
(2) The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	8	$434,750,000	40.7%
298 - 324	3	32,831,913	3.1
325 - 360	22	515,756,590	48.3
Other(2)	1	85,000,000	8.0
Total	34	$1,068,338,503	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.
(2) The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	27	$893,237,275	83.6%
Yield Maintenance	7	175,101,228	16.4
Total	34	$1,068,338,503	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	31	$823,838,503	77.1%
Real Estate Tax	30	$775,788,503	72.6%
TI/LC(2)	21	$584,107,971	74.0%
Insurance	9	$281,753,730	26.4%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of Initial Pool Balance secured by retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Veritas Multifamily Pool 1	Multifamily	$55,250,000	5.2%	53	3.72x	15.5%	24.9%
Veritas Multifamily Pool 2	Multifamily	$21,000,000	2.0%	53	2.92x	9.4%	39.9%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution from the pooled mortgage loans, net of specified trust expenses, yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining pooled available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex E to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. If the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.	Class A-S and Class PEZ certificates: (i) first, to interest on the Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the outstanding certificate balance of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse the Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.	Class B and Class PEZ certificates: (i) first, to interest on the Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on the Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the outstanding certificate balance of the Class B trust component is reduced to zero; and (iii) next, to reimburse the Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.

Class C and Class PEZ certificates: (i) first, to interest on the Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on the Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the outstanding certificate balance of the Class C trust component is reduced to zero; and (iii) next, to reimburse the Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F and Class G certificates, sequentially, in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

The holders of the loan-specific certificates will only be entitled to receive distributions at the related pass-through rate in respect of, and will only incur losses with respect to, the trust subordinate companion loan, which is included as an asset of the issuing entity, but not part of the pool of mortgage loans backing the other classes of certificates, as described under “—Realized Losses” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to such class of certificates or trust component on such Distribution Date. On each Distribution Date, any such write offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X certificates (other than the Class X-WM certificates) will be reduced to reflect reductions in the certificate balances of the Related Certificates or Trust Components resulting from allocations of losses realized on the mortgage loans.

The certificate balances of the Class WM-A and Class WM-B certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the trust subordinate companion loan allocated to such class of certificates on such Distribution Date. On each Distribution Date, any such write offs will be applied to such classes of certificates: first, to the Class WM-B certificates, and, then, to the Class WM-A certificates, in each case until the related certificate balance is reduced to zero. The notional amount of the Class X-WM certificates will be reduced to reflect reductions in the certificate balances of the Class WM certificates resulting from allocations of losses realized on the trust subordinate companion loan.

Prepayment Premiums and Yield Maintenance Charges

On each Distribution Date, each yield maintenance charge collected on the pooled mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B certificates, the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X certificates and Exchangeable Certificates) and trust components (and therefore the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust component (and therefore the applicable classes of Exchangeable Certificates) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components (and therefore the applicable classes of Exchangeable Certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates and/or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

Yield maintenance and prepayment charges collected on the trust subordinate companion loan will be distributed to the Class WM certificates and will not be allocated to the other classes of certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and all the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the pooled mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

Non-Serviced Loans	The Panorama Corporate Center, Veritas Multifamily Pool 1, 10 Hudson Yards, Residence Inn and SpringHill Suites North Shore and Veritas Multifamily Pool 2 mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The Falls mortgage loan will become a “non-serviced loan” upon the securitization of the controlling companion loan identified as note A-1. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Companion Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreement. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each pooled mortgage loan and the trust subordinate companion loan and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Appraisal Reduction Amounts

An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding certificate balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding certificate balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components (and therefore the applicable classes of the Exchangeable Certificates) then outstanding (i.e., first, to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans (excluding the trust subordinate companion loan) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans (excluding the trust subordinate companion loan) as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and trust subordinate companion loan (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class E certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (including the Class WM certificates but excluding the Class R certificates), for the mortgage loans and the trust subordinate companion loan remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Directing Holder / Controlling Class Representative

The “Directing Holder” will be (a) with respect to any serviced mortgage loan or serviced whole loan (other than the 540 West Madison whole loan and the Falls whole loan), the Controlling Class Representative, (b) with respect to the Falls whole loan, (i) until the securitization of such controlling companion loan, the holder of the related controlling companion loan and (ii) upon the securitization of such controlling companion loan, the controlling class representative or other directing certificateholder (or equivalent) under such securitization, and (c) with respect to the 540 West Madison whole loan, (i) until the outstanding principal balance of the non-trust subordinate companion loan (taking into account any appraisal reduction amounts or realized losses allocated to the non-trust subordinate companion loan) is less than 25% of the initial principal balance of the non-trust subordinate companion loan less any principal payment allocated to and received by the holder (a “non-trust subordinate companion loan control termination event”), the holder of the non-trust subordinate companion loan, (ii) during the continuance of a non-trust subordinate companion loan termination event, and until the outstanding principal balance of the trust subordinate companion loan (taking into account any appraisal reduction amounts or realized losses allocated to the trust subordinate companion loan) is less than 25% of the initial principal balance of the trust subordinate companion loan (a “trust subordinate companion loan control termination event”), the 540 West Madison Controlling Class Representative, and (iii) during the continuance of a trust subordinate companion loan control termination event, the Controlling Class Representative.

The “540 West Madison Controlling Class Representative” will be the 540 West Madison controlling class certificateholder (or its representative) selected by a majority of the voting rights of the 540 West Madison controlling class (by certificate principal balance). The 540 West Madison controlling class is the most subordinate class of the Class WM-A and Class WM-B certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a 540 West Madison Controlling Class Representative.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the voting rights of the controlling class (by certificate principal balance). The controlling class is the most subordinate class of the Class F and Class G certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class F is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

RREF III Debt AIV, LP (or another affiliate of Rialto Capital Advisors, LLC, the special servicer), is expected to purchase the Class F and Class G certificates and may purchase the Class E certificates, and, on the Closing Date, is expected to appoint RREF III Debt AIV, LP or its affiliate, to be the initial Controlling Class Representative.

The initial controlling holder for the 540 West Madison whole loan is expected to be Samsung SRA U.S. Office Mezzanine Professional Type Private Real Estate Fund No. 1 (or an affiliate), which is the holder of the related non-trust subordinate companion loan.

The initial controlling holder for the Veritas Multifamily Pool 2 whole loan is Forethought Life Insurance Company, which is the holder of the related subordinate companion loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights	The Directing Holder will have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists.

A “Control Termination Event” will occur (a) with respect to any serviced mortgage loan or serviced whole loan (other than the 540 West Madison whole loan), when the Class F certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates, and (b) with respect to the 540 West Madison whole loan, when both the event described in clause (a) above occurs and both of a non- trust subordinate companion loan control termination event and a trust subordinate companion loan control termination event exists.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the applicable special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan or serviced whole loan and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the applicable special servicer plan on taking with respect to a serviced mortgage loan or serviced whole loan subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

A “Consultation Termination Event” will occur (a) with respect to any serviced mortgage loan or serviced whole loan (other than the 540 West Madison whole loan), when the Class F certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates, and (b) with respect to the 540 West Madison whole loan, when both the event described in clause (a) above occurs and both of a non-trust subordinate companion loan control termination event and a trust subordinate companion loan control termination event exists.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation, rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related intercreditor agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also refered to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the GSMS 2016-GS3 pooling and servicing agreement and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the GSMS 2016-GS3 pooling and servicing agreement. See “Companion Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The 10 Hudson Yards mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $87,500,000, represents approximately 8.2% of the Initial Pool Balance, and has (i) two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $408,100,000, which were contributed to the HY 2016-10HY securitization trust, (ii) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $65,000,000, which was contributed to the CD 2016-CD1 securitization trust, (iii) five related pari passu companion loan with an aggregate outstanding principal balance as of the Cut-off Date of $147,500,000, which are not included in the issuing entity, are currently held by Deutsche Bank AG, New York Branch (“DBNY”), and are expected to be contributed to one or more future securitization trusts and (iii) two subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $191,900,000, which were contributed to the HY 2016-10HY securitization trust. The 10 Hudson Yards subordinate companion loans are generally subordinate in right of payment to the 10 Hudson Yards mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “10 Hudson Yards whole loan”. The 10 Hudson Yards whole loan is being serviced by the HY 2016-10HY master servicer and, if and to the extent necessary, the HY 2016-10HY special servicer, under the HY 2016-10HY trust and servicing agreement (referred to as the “HY 2016-10HY TSA” in this Term Sheet).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)	The 540 West Madison mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $87,000,000, represents approximately 8.1% of the Initial Pool Balance, and has (i) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $75,292,000, which is not included in the issuing entity, is currently held by Goldman Sachs Mortgage Company (“GSMC”), the sponsor and originator and is expected to be contributed to one or more future securitization trusts, (ii) one related subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $54,208,000, which will be contributed to this trust and will be collateral for the non-offered loan-specific Class WM certificates, (iii) one subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $108,500,000, which is currently held by GSMC and is expected to be sold to a third-party. The 540 West Madison subordinate companion loans are generally subordinate in right of payment to the 540 West Madison mortgage loan and the related pari passu companion loan to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “540 West Madison whole loan”. The 540 West Madison whole loan will be serviced by the GSMS 2016-GS3 master servicer and, if and to the extent necessary, Trimont Real Estate Advisors, LLC, the 540 West Madison whole loan special servicer, under the GSMS 2016-GS3 pooling and servicing agreement (referred to as the “GSMS 2016-GS3 PSA” in this Term Sheet).

The U.S. Industrial Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $85,000,000, represents approximately 8.0% of the Initial Pool Balance, and has three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $222,640,000, which are currently held by Goldman Sachs Mortgage Company, the sponsor and an originator, and are expected to be contributed to one or more future securitization trusts. The U.S. Industrial Portfolio mortgage loan and the related pari passu companion loans are collectively referred to in this Term Sheet as the “U.S. Industrial Portfolio whole loan”. The U.S. Industrial Portfolio whole loan will be serviced by the GSMS 2016-GS3 master servicer and, if and to the extent necessary, the GSMS 2016-GS3 special servicer under the GSMS 2016-GS3 PSA.

The Falls mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $70,000,000, represents approximately 6.6% of the Initial Pool Balance, and three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000. Each companion loan is currently held by UBS AG, a co-originator, and are expected to be contributed to one or more future securitization trust. The Falls mortgage loan and the related pari passu companion loans are collectively referred to in this Term Sheet as the “The Falls whole loan”. The Falls whole loan will be serviced by the GSMS 2016-GS3 master servicer and, if and to the extent necessary, the GSMS 2016-GS3 special servicer under the GSMS 2016-GS3 PSA until the related pari passu companion loan is securitized.

The Hamilton Place mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $64,735,708, represents approximately 6.1% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $41,829,226, which is currently held by Goldman Sachs Mortgage Company, the sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The Hamilton Place mortgage loan and the related pari passu companion loan are collectively referred to in this Term Sheet as the “Hamilton Place whole loan”. The Hamilton Place whole loan will be serviced by the GSMS 2016-GS3 master servicer and, if and to the extent necessary, the GSMS 2016-GS3 special servicer under the GSMS 2016-GS3 PSA.

The Panorama Corporate Center mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $58,500,000, represents approximately 5.5% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $74,500,000 and was contributed to the GSMS 2016-GS2 securitization trust. The Panorama Corporate Center mortgage loan and the related pari passu companion loan are collectively referred to in this Term Sheet as the “Panorama Corporate Center whole loan”. The Panorama Corporate Center whole loan is being serviced by the GSMS 2016-GS2 master servicer and, if and to the extent necessary, the GSMS 2016-GS2 special servicer, under the GSMS 2016-GS2 PSA.

The Veritas Multifamily Pool 1 mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $55,250,000, represents approximately 5.2% of the Initial Pool Balance, and has (i) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $100,000,000, which was contributed to the GSMS 2016-RENT securitization trust, (ii) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $75,000,000, which was contributed to the GSMS 2016-GS2 securitization trust and (iii) one subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $249,750,000, which was contributed to the GSMS 2016-RENT securitization trust. The Veritas Multifamily Pool 1 subordinate companion loan is generally subordinate in right of payment to the Veritas Multifamily Pool 1 mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Veritas Multifamily Pool 1 whole loan. The Veritas Multifamily Pool 1 whole loan is being serviced by the GSMS 2016-RENT master servicer and, if and to the extent necessary, the GSMS 2016-RENT special servicer, under the GSMS 2016-RENT trust and servicing agreement (referred to as the “GSMS 2016-RENT TSA” in this Term Sheet).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)	The Embassy Suites Portland Airport mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $30,000,000, represents approximately 2.8% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $27,620,000, which is currently held by Goldman Sachs Mortgage Company, the sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The Embassy Suites Portland Airport mortgage loan and the related pari passu companion loan are collectively referred to in this Term Sheet as the “Embassy Suites Portland Airport whole loan”. The Embassy Suites Portland Airport whole loan will be serviced by the GSMS 2016-GS3 master servicer and, if and to the extent necessary, the GSMS 2016-GS3 special servicer, under the GSMS 2016-GS3 PSA.

The Residence Inn and SpringHill Suites North Shore mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $21,861,531, represents approximately 2.0% of the Initial Pool Balance, and has two related pari passu companion loan with an aggregate outstanding principal balance as of the Cut-off Date of $46,704,181. One such companion loan, with an outstanding principal balance as of the Cut-off Date of $24,842,649, was contributed to the GSMS 2016-GS2 securitization trust, and the other such companion loan, with an outstanding principal balance as of the Cut-off Date of $21,861,531, is currently held by GSMC, the sponsor and originator, and is expected to be contributed to a future securitization trust. The Residence Inn and SpringHill Suites North Shore mortgage loan and the related pari passu companion loan are collectively referred to in this Term Sheet as the “Residence Inn and SpringHill Suites North Shore whole loan”. The Residence Inn and SpringHill Suites North Shore whole loan is being serviced by the GSMS 2016-GS2 master servicer and, if and to the extent necessary, the GSMS 2016-GS2 special servicer, under the GSMS 2016-GS2 PSA.

The Veritas Multifamily Pool 2 mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $21,000,000, represents approximately 2.0% of the Initial Pool Balance, and has (i) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $55,000,000 was contributed to the GSMS 2016-GS2 securitization trust and (iii) one subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $20,000,000, which is currently held by Forethought Life Insurance Company. The Veritas Multifamily Pool 2 subordinate companion loan is generally subordinate in right of payment to the Veritas Multifamily Pool 2 mortgage loan and the related pari passu companion loan to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Veritas Multifamily Pool 2 whole loan”. The Veritas Multifamily Pool 2 whole loan is being serviced by the GSMS 2016-GS2 master servicer and, if and to the extent necessary, Rialto Capital Advisors, LLC as special servicer, or other special servicer appointed by the holder of the related subordinate companion loan prior to a subordinate control change, under the GSMS 2016-GS2 PSA.

For more information regarding the whole loans, see “Summary of Terms—Whole Loans” and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the applicable special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the applicable special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The applicable special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer

Except as limited by certain conditions described in the Preliminary Prospectus, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the applicable special servicer, with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) may request a vote to replace the applicable special servicer (other than with respect to the non-serviced whole loan). The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Certificateholder Quorum, or (b) more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate balance, as notionally reduced by any appraisal reduction amount allocated to such class, equal to or greater than 25% of the initial certificate balance of such class, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer. A “Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of a special servicer described above or the asset representations reviewer described below, the holders of certificates evidencing at least 75% of the aggregate voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose, and taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) on an aggregate basis. The foregoing rights with respect to the 540 West Madison whole loan will only include holders of the Class WM certificates and only apply with respect to replacements of the special servicer on the 540 West Madison whole loan after both a non-trust subordinate loan control termination event and a trust subordinate loan control termination event as further described in the Preliminary Prospectus.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that a special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of such special servicer resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts allocated to such class, equal to or greater than 25% of the initial certificate balance of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer. The foregoing rights with respect to the 540 West Madison whole loan will only include holders of the Class WM certificates and only apply with respect to replacements of the special servicer on the 540 West Madison whole loan after both a non-trust subordinate loan control termination event and a trust subordinate loan control termination event as further described in the Preliminary Prospectus.

If a special servicer becomes a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, such special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction. The foregoing rights with respect to the 540 West Madison whole loan will only include holders of the Class WM certificates and only apply with respect to replacements of the special servicer on the 540 West Madison whole loan after both a non-trust subordinate loan control termination event and a trust subordinate loan control termination event as further described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced whole loan certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicers. Within any prior 12 month period, all excess modification fees earned by the master servicer or by a special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by a special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by a special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or a special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced mortgage loan) and a special servicer (for penalty fees accrued while a specially serviced mortgage loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced mortgage loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any consultation rights. After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the applicable special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Directing Holder, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

STRUCTURAL OVERVIEW (continued)

Asset Representations Reviewer

The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding certificate balance of 25% or more of the aggregate outstanding certificate balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding certificate balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of pooled certificateholders evidencing not less than 25% of the pooled voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all pooled certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all pooled certificateholders and the asset representations reviewer. Upon the written direction of pooled certificateholders evidencing at least 75% of a Pooled Certificateholder Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the Asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution Provisions

The mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan and the mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting certificateholder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the mortgage loan seller with respect to the repurchase request and the initial requesting certificateholder, if any, or any other Certificateholder or Certificate Owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. “Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the mortgage loan seller that settles the related mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 10 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as complete,” “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is”, “value upon completion”, “as renovated” or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the 10 Hudson Yards mortgage loan, the Appraised Value represents “hypothetical as-is” appraised value, which assumes remaining contractual obligations and costs of approximately $108.6 million (for which $90,969,679 was reserved) are expended. With respect to the U.S. Industrial Portfolio mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $422,640,000 plus a 8.0% portfolio premium. With respect to the Veritas Multifamily Pool 1 mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $865,880,000 plus a 6.6% portfolio premium. With respect to the Veritas Multifamily Pool 2 mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $178,440,000 plus a 6.7% portfolio premium. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the Hilton Irvine mortgage loan, the related property manager established an operating account (and the borrower has pledged its rights in such account to the lender) pursuant to the management agreement into which all of the foregoing amounts are deposited, following which the property manager is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees and any reserves required under the management agreement, and the manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the management agreement until the management agreement has been terminated. However, the loan documents prohibit the borrower or operating lessee from withdrawing or transferring money from such operating account.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) that has an outstanding certificate balance as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

CERTAIN DEFINITIONS (continued)

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

CERTAIN DEFINITIONS (continued)

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 14 months past the Cut-off Date (or, in the case of one mortgaged property, up to 20 years), in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

10 Hudson Yards

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

10 Hudson Yards

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

10 Hudson Yards

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

10 Hudson Yards

10 Hudson Yards
10 Hudson Yards
New York, NY 10001
HUDSON YARDS
GARMENT DISTRICT
CHELSEA
Jacob Javits Convention Center
Lincoln Tunnel Entrance
Lincoln Tunnel Entrance & Exit
Magnuson Convention Center Hotel
Owned by NY Convention Center
3 Hudson Blvd
55 Hudson Yards
50 Hudson Yards
35 Hudson Yards
30 Hudson Yards
The Shops and Restaurants at Hudson Yards
15 Hudson Yards
Culture Shed
West Tower
Future Residential
Future Residential
5 MW by Brookfield
Manhattan West by Brookfield
AC Hotel
Farley Post Office Building
Madison Square Garden
Penn Station
Two Penn Plaza
One Penn Plaza
1 Penn East
17 Penn Plaza
5 Penn Plaza
21 Penn Plaza
Dept. of Social Services
Church of Saint Michael
441 Ninth
Webster Apts
Hudson Crossing Apartments
Hell's Kitchen Flea Market
The New Yorker
Pennsylvania Building
Manhattan West Hotel
United States Postal Service Morgan Station
Chelsea Park
Lovejoy Elliot Houses
Chelsea Houses
Penn Station South Houses
Fashion Institute of Technology
London Terrace Apartments
Clement Clark Moore Park
General Theological Seminary
Church Of The Holy Apostle
Saint Columba
St Paul's Lutheran
Uber Technologies
601 W 26 Starrett-Lehigh Bldg
St John the Baptist
7 Penn Plaza
Holiday Inn Express
Carlton Building
The Central High School
252 Seventh
Whole Foods
Library
Chelsea Hotel
Chelsea Savoy
W 40TH STREET
W 39TH STREET
W 38TH STREET
W 37TH STREET
W 36TH STREET
W 35TH STREET
W 34TH STREET
W 33RD STREET
W 31ST STREET
W 30TH STREET
W 29TH STREET
W 28TH STREET
W 27TH STREET
W 26TH STREET
W 25TH STREET
W 24TH STREET
W 23RD STREET
W 22ND STREET
W 21ST STREET
ELEVENTH AVENUE
TENTH AVENUE
DYER AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
Upper East Side
Upper West Side
West New York
Metropolitan Museum of Art
Astoria
Central Park
Carnegie Hall
Rockefeller Center
Long Island City
Times Square
United Nations
Midtown
Empire State Building
New York
MANHATTAN
Hoboken
JFK Stadium
NYU
SoHo
Financial District
Jersey City
BROOKLYN
Hudson River
East River
CARTIFACT
MAP © 2016 CARTIFACT · DATA © OSM

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

10 Hudson Yards

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(6)		$87,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(3)		$390.47
Size (SF)	1,813,465	Percentage of Initial Pool Balance		8.2%
Total Occupancy as of 7/1/2016(1)	93.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/1/2016(1)	93.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	2016 / NAP	Mortgage Rate		2.9833333%
Appraised Value(2)	$2,150,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$136,011,383
Underwritten Expenses	$44,496,991	Escrows
Underwritten Net Operating Income (NOI)	$91,514,392		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$89,620,071	Taxes	$0	$0
Cut-off Date LTV Ratio(3)(4)	32.9%	Insurance	$0	$0
Maturity Date LTV Ratio(3)(5)	30.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	4.27x / 4.18x	TI/LC	$34,414,188	$0
Debt Yield Based on Underwritten NOI / NCF(3)	12.9% / 12.7%	Other(7)	$125,129,752	$0

Sources and Uses(8)
Sources	$	%	Uses	$	%
Senior Loans	$708,100,000	32.9%	Refinance Existing Debt	$478,089,883	22.2%
Subordinate Companion Loans	191,900,000	8.9	Deferred Fee Purchase	119,885,511	5.6
Mezzanine Debt	300,000,000	14.0	Payoff of Coach Interest	674,253,004	31.4
New Principal Equity	503,372,132	23.4	Existing Partnership Reinvestment	446,627,868	20.8
Existing Partnership Equity	446,627,868	20.8	Return of Equity	171,037,133	8.0
			Reserves	159,543,940	7.4
			Closing Costs	100,562,661	4.7

Total Sources	$2,150,000,000	100.0%	Total Uses	$2,150,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include: (i) 404,418 SF of space leased by three tenants (BCG, SAP, Intersection) which have executed leases but have not yet taken occupancy and/or begun paying rent and (ii) 411,358 SF of space leased by one tenant (L’Oreal) which has taken occupancy, and is expected to begin paying rent in September 2016. We cannot assure you that these tenants will open or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these four tenants are both 48.2%.
(2)	Appraised value is the “hypothetical as-is” appraised value, which assumes remaining contractual obligations and costs of approximately $108.6 million (for which $90,969,679 was reserved) are expended. The “as-is” appraised value without the remaining obligations is $2,050,000,000. See “—Appraisal” below.
(3)	Calculated based on the aggregate outstanding principal balance of the 10 Hudson Yards Senior Loans. See “—The Mortgage Loan” below.
(4)	The Cut-off Date LTV Ratio is based on the “hypothetical as-is” appraised value of $2,150,000,000. The Cut-off Date LTV Ratio calculated on the basis of the “as-is” appraised value without the remaining obligations is 34.5%. See “—Appraisal” below.
(5)	The Maturity Date LTV Ratio is calculated based on the “as stabilized” appraised value of $2,320,000,000. The Maturity Date LTV Ratio calculated on the basis of (i) the “hypothetical as-is” appraised value is 32.9% and (ii) the “as-is” appraised value without the remaining obligations is 34.5%. See “—Appraisal” below.
(6)	The Cut-off Principal Balance of $87,500,000 represents three non-controlling notes of a $900,000,000 whole loan evidenced by 11 pari passu senior notes and two subordinate notes. See “—The Mortgage Loan” below.
(7)	Upfront other reserve represents $90,969,679 for remaining construction costs and $34,160,073 reserved for free rent periods or rent abatements. See “—Escrows” below.
(8)	Proceeds from the 10 Hudson Yards Total Debt, in addition to new and existing equity, were used to refinance existing debt of approximately $478.1 million, purchase the fee interest and collapse the existing Metropolitan Transportation Authority (“MTA”) ground lease for approximately $119.9 million, purchase Coach’s equity for approximately $674.3 million, reinvest approximately $446.6 million of existing partnership equity, return approximately $171.0 million to KIA (as defined below), fund approximately $159.5 million in upfront reserves and pay transaction costs of approximately $100.6 million.

■	The Mortgage Loan. The 10 Hudson Yards loan (the “10 Hudson Yards Loan”) is a fixed rate loan secured by the borrower’s fee simple interests in a 52-story, Class A office building located at 10 Hudson Yards, New York, New York (the “10 Hudson Yards Property”). The 10 Hudson Yards Loan is evidenced by the non-controlling notes A-2-C1, A-2-C2 and A-2-C3, and is part of a $900.0 million whole loan structure evidenced by thirteen promissory notes: eleven senior notes with an aggregate original principal balance of $708.1 million (the “10 Hudson Yards Senior Loans”) and two junior notes with an aggregate original principal balance of $191.9 million (the “10 Hudson Yards Subordinate Companion Loans,” together with the 10 Hudson Yards Senior Loans, the “10 Hudson Yards Whole Loan”). The 10 Hudson Yards Loan has an outstanding balance as of the Cut-off Date of $87,500,000 and represents approximately 8.2% of the Initial Pool Balance. Two of the 10 Hudson Yards Senior Loans with an aggregate original principal balance of $408.1 million along with the 10 Hudson Yards Subordinate Companion Loans were contributed to the Hudson Yards 2016-10HY transaction, and one of the 10 Hudson Yards Senior Loans with an original principal balance of $65.0 million was contributed to the CD 2016-CD1 securitization trust. The remaining 10 Hudson Yards Senior Loans with an original principal balance of $147.5 million are expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

10 Hudson Yards

See the 10 Hudson Yards total debt capital structure table below. The relationship between the holders of the 10 Hudson Yards Senior Loans and the 10 Hudson Yards Subordinate Companion Loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–10 Hudson Yards Whole Loan” in the Preliminary Prospectus.

The 10 Hudson Yards Whole Loan was co-originated by Deutsche Bank AG, New York Branch and Goldman Sachs Mortgage Company on August 1, 2016 and each note of the 10 Hudson Yards Whole Loan has an initial interest rate of 2.9833333% per annum. The borrower utilized the proceeds of the 10 Hudson Yards Whole Loan to acquire the fee interest in the 10 Hudson Yards Property from the Metropolitan Transit Authority, acquire the indirect interest in the 10 Hudson Yards Property owned by Coach Legacy Yards LLC, refinance the existing mortgage and mezzanine debt on the 10 Hudson Yards Property, fund certain mortgage loan reserves and pay origination costs.

The 10 Hudson Yards Loan has received a credit assessment of BBB (standalone) / AAA (pooled) by Fitch, Aa3 by Moody’s and A+ by KBRA.

The 10 Hudson Yards Loan has an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 10 Hudson Yards Loan requires interest only payments during its term. The scheduled maturity date of the 10 Hudson Yards Loan is the due date in August 2026. Voluntary prepayment of the 10 Hudson Yards Loan is prohibited prior to April 6, 2026. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last note of the 10 Hudson Yards Whole Loan is deposited and (ii) the third anniversary of the origination of the 10 Hudson Yards Whole Loan, the 10 Hudson Yards Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

10 Hudson Yards Total Debt

10 Hudson Yards Whole Loan		Interest Rate	Cumulative Cut-off Date Balance	Cumulative Amount Per SF	Cumulative Cut-off Date LTV Ratio(1)	Underwritten In-Place NOI / NCF Debt Yield	Underwritten In-Place NOI / NCF DSCR
Senior Loans
10 Hudson Yards Loan $87,500,000 GSMS 2016-GS3 Notes A-2-C1, A-2-C2 and A-2-C3	10 Hudson Yards Pari Passu Companion Loans $620,600,000 HY 2016-10HY: $408,100,000 Notes A-1-S and A-2-S CD 2016-CD1: $65,000,000 Note A-1-C1 DBNY(2): $147,500,000 Notes A-1-C2, A-1-C3, A-1-C4, A-1-C5 and A-1-C6	2.9833333%	$708,100,000	$390	32.9%	12.9% / 12.7%	4.27x / 4.18x
10 Hudson Yards Subordinate Companion Loans $191,900,000 HY 2016-10HY Notes B-1 and B-2		2.9833333%	$900,000,000	$496	41.9%	10.2% / 10.0%	3.36x / 3.29x
10 Hudson Yards Mezzanine Loan $300,000,000		4.6500%	$1,200,000,000	$662	55.8%	7.6% / 7.5%	2.21x / 2.17x

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the aggregate “hypothetical as-is” appraised value of the 10 Hudson Yards Loan of $2,150,000,000. The Cumulative Cut-off Date LTV Ratios for the 10 Hudson Yards Senior Loans, 10 Hudson Yards Subordinate Companion Loans, and Mezzanine Loan, calculated on the basis of the aggregate “as-is” appraised value are 34.5%, 43.9% and 58.5%, respectively. See “—Appraisals” below.
(2)	Held by Deutsche Bank AG, New York Branch (“DBNY”) and expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

10 Hudson Yards

■	The Mortgaged Property: The 10 Hudson Yards Property is an approximately 1,813,465 SF, 52-story recently constructed glass and concrete Class A office building, located on the northwest corner of 10th Avenue and West 30th Street in New York City. The 10 Hudson Yards Property is integrated with, and bridges over, the High Line, a 1.45 mile-long, elevated public park built on a historic freight rail line. The 10 Hudson Yards Property is the first office building to be completed as part of the Hudson Yards redevelopment project. When redevelopment of Hudson Yards is completed, the site is expected to include approximately 17 million SF of commercial and residential space consisting of office buildings, more than 100 shops, a collection of restaurants, approximately 4,000 residences, approximately 14 acres of public open space, a 750-seat public school and a 200-room luxury hotel.

The building includes approximately 1,698,748 SF of office space, 13,744 SF of retail space, 8,406 SF of storage space, a 58,989 SF (239-space) parking garage and a 33,578 SF food hall. The total land area of the 10 Hudson Yards Property is approximately 2.675 acres or 116,500 SF.

As of July 1, 2016, Total Occupancy and Owned Occupancy at the 10 Hudson Yards Property were both 93.2%. Total Occupancy and Owned Occupancy include: (i) 404,418 SF of space leased by three tenants (BCG, SAP, Intersection) which have executed leases but have not yet taken occupancy and/or begun paying rent and (ii) 411,358 SF of space leased by one tenant (L’Oreal) which has taken occupancy, and is expected to begin paying rent in September 2016. We cannot assure you that these tenants will open or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these four tenants are both 48.2%.

The construction of the 10 Hudson Yards Property began in December 2012 and was designed by Kohn Pederson Fox Associates. The 10 Hudson Yards Property features large column-free floor plates ranging from 22,000 SF to 54,000 SF, ceiling heights of 13’6” and views of the Hudson River and downtown skyline with floor-to-ceiling windows. Additionally, the building is expect to gain LEED platinum certification and has its own CoGeneration power plant. The CoGeneration plant is expected to have 1.2MW of gas-fired micro turbines, which will generate power and heat for use within the 10 Hudson Yards Property, providing energy efficiency and additional standby power.

The 10 Hudson Yards Property will serve as the new corporate headquarters for three of the top five tenants, including Coach (38.3% of GLA, BBB/Baa2/BBB- by Fitch/Moody’s/S&P), L’Oreal (U.S. headquarters) (22.7% of GLA, A-1+ by S&P) and Intersection (3.7% of GLA). The remaining top five tenants are BCG (10.7% of GLA) and SAP (7.9% of GLA, A2/A by Moody’s/S&P). Additionally, the top five tenants at the 10 Hudson Yards Property occupy 83.3% of the GLA, comprise 92.0% of the underwritten base rent and have a weighted average remaining lease term of 17.3 years as of the securitization Cut-off Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 10 Hudson Yards Property based on initial lease expiration dates:

Five Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Coach	BBB / Baa2 / BBB-	693,938	38.3%	$45,105,970	38.8%	$65.00	7/31/2036	NA
L’Oreal(2)	NR / NR / A-1+	411,358	22.7	28,692,221	24.7	69.75	8/31/2031	1, 10-year option or 2, 5-year options
BCG(3)(4)	NR / NR / NR	193,295	10.7	16,043,485	13.8	83.00	4/30/2032	1, 10-year option or 2, 5-year options
SAP(5)	NR / A2 / A	144,065	7.9	11,957,395	10.3	83.00	6/30/2032	1, 10-year option or 2, 5-year options
Intersection(6)	NR / NR / NR	67,058	3.7	5,163,466	4.4	77.00	1/31/2027	1, 10-year option or 1, 5-year option
Largest Tenants		1,509,714	83.3%	$106,962,537	92.0%	$70.85
Remaining Owned Tenants		180,191	9.9	9,255,400	8.0	51.36
Vacant Spaces (Owned Space)		123,560	6.8	0	0.0	0.00
Totals / Wtd. Avg. Tenants		1,813,465	100.0%	$116,217,937	100.0%	$68.77

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	L’Oreal took occupancy in July 2016, with payment of rent expected to commence in September 2016. At origination, a free rent reserve was established for the month of August 2016.
(3)	BCG is expected to take occupancy by the end of 2016, with payment of rent expected to commence in May 2017. At origination, a free rent reserve was established for the months of August 2016 through April 2017.
(4)	BCG has a future contraction option to contract its space either (i) between January 31, 2026 and January 31, 2027 or (ii) between January 31, 2028 and January 31, 2029, provided 18 months’ prior written notice. BCG may choose to exercise such contraction for up to two full contiguous floors (either in the top half or bottom half of their space) and must pay a contraction payment equal to the sum of (i) unamortized commissions, work allowance, free rent, and (ii) four months of escalated rent for the exercised space. BCG can contract up to two of its highest or lowest contiguous floors: (i) floors 46 and 47 (62,746 SF) or (ii) floors 42 and 43 (66,107 SF).
(5)	SAP is expected to take occupancy in the fall of 2016, with payment of rent expected to commence in June 2017. At origination, a free rent reserve was established for the months of August 2016 through June 2017.
(6)	Intersection is expected to take occupancy in the fall of 2016, with payment of rent expected to commence in January 2017 for the space on the 26th floor and July 2017 for the space on the 27th floor. At origination, a free rent reserve was established for the months of August 2016 through January 2017 for the space on the 26th floor and August 2016 through July 2017 for the space on the 27th floor.

Description of certain tenants

-	Coach (693,938 SF; 38.3% of GLA; 38.8% of Underwritten Base Rent; BBB/Baa2/BBB- by Fitch/Moody’s/S&P), (NYSE: COH) is an American luxury fashion company founded in 1941 known for accessories and gifts for women and men, including handbags, men’s bags, women’s and men’s small leather goods, footwear, outerwear, watches, travel accessories, scarves, sunwear, fragrance, jewelry and other accessories. Headquartered in New York, New York, Coach Inc. operates over 450 Coach stores in North America, approximately 500 directly-operated locations in Asia and over 30 in Europe. The 10 Hudson Yards Property will serve as the new corporate headquarters for Coach. Coach is expected to move approximately 1,400 employees from three primary locations in Manhattan. As of the first quarter of 2016, Coach reported sales of approximately $1.03 billion, an increase of 11.2% year-over-year. In 2015, Coach reported sales of approximately $4.2 billion and operating income of approximately $618.0 million.

-	L’Oreal (411,358 SF; 22.7% of GLA; 24.7% of Underwritten Base Rent; A-1+ by S&P) is a subsidiary of L’Oreal Group, the parent company, which is a beauty and cosmetics company. Founded in 1909, L’Oreal Group focuses on four key cosmetics segments: hair care, skin care, make-up and fragrances. The L’Oreal Group brand portfolio includes Garnier, L’Oreal Paris, Yves Saint Laurent Beaute, Ralph Lauren, Maybelline, Diesel and The Body Shop. L’Oreal is present in 140 countries across five continents. In 2015, L’Oreal Group reported sales of approximately €25.26 billion and operating income of approximately €4.39 billion. 27.4% of L’Oreal Group’s sales are derived from North America. L’Oreal is relocating its U.S. headquarters from Midtown Manhattan to the 10 Hudson Yards Property. L’Oreal is expected to move approximately 1,300 employees and will occupy 10 floors at the 10 Hudson Yards Property. The majority of L’Oreal’s corporate functions and brand teams including Essie, Garnier, Lancome, La Roche-Posay, L’Oreal Paris, Matrix, Maybelline, Redken and SkinCeuticals will be housed at the 10 Hudson Yards Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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L’Oreal has an existing expansion option (exercisable with 18 months’ prior written notice) to lease up to the entire 37th floor (currently vacant). L’Oreal has the right to take occupancy within a 12-month period starting on the fifth anniversary of their rent commencement date, June 20, 2021, for a period which would be coterminous with the existing lease at a rental rate of 100% of fair market value.

-	Boston Consulting Group, Inc. (“BCG”) (193,295 SF; 10.7% of GLA; 13.8% of Underwritten Base Rent), is a management consulting firm with 85 offices in 48 countries. The firm advises clients in the private, public, and not-for-profit sectors around the world, including more than two-thirds of the Fortune 500. Founded in 1963 and headquartered in Boston, BCG has over 12,000 employees and 900 partners. Although the company is privately held, BCG reported annual revenues of approximately $5.0 billion in 2015, which makes it amongst the largest 100 private companies in the world by total revenue.

BCG has expansion options (exercisable within 12 months’ prior written notice) to lease up to the entire 40th and 41st floors (both currently vacant). With respect to the 40th floor, BCG has the right to take occupancy on the 10th anniversary of their rent commencement date, May 1, 2027, for a period which would be coterminous with the existing lease at a rental rate of 100% of fair market value. With respect to the 41st floor, BCG has the right to take occupancy on the fifth anniversary of their rent commencement date, May 1, 2022, for a period which would be coterminous with the existing lease at a rental rate of 100% of fair market value.

The following table presents certain information relating to the lease rollover schedule at the 10 Hudson Yards Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0%	0.0%	0	0.0	0.00	0
2017	0	0.0%	0.0%	0	0.0	0.00	0
2018(3)	58,989	3.3%	3.3%	0	0.0	0.00	1
2019	0	0.0%	3.3%	0	0.0	0.00	0
2020	0	0.0%	3.3%	0	0.0	0.00	0
2021	0	0.0%	3.3%	0	0.0	0.00	0
2022	21,788	1.2%	4.5%	1,634,100	1.4	75.00	1
2023	0	0.0%	4.5%	0	0.0	0.00	0
2024	0	0.0%	4.5%	0	0.0	0.00	0
2025	0	0.0%	4.5%	0	0.0	0.00	0
2026	65,836	3.6%	8.1%	5,069,372	4.4	77.00	1
2027 & Thereafter	1,543,292	85.1%	93.2%	109,514,465	94.2	70.96	6
Vacant	123,560	6.8%	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,813,465	100.0%		$116,217,937	100.0%	$68.77	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain tenants may have contraction options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in this lease rollover schedule.
(3)	Includes 58,989 SF representing the parking garage which pays a percentage rent component. A fixed rent component for the parking garage commences in January 2017, with the initial base rent scheduled to be $1.75 million, in addition to the percentage rent component.

The following table presents certain information relating to historical occupancy at the 10 Hudson Yards Property:

Historical Leased %(1)(2)

2013	2014	2015	As of 7/1/2016(3)
NA	NA	NA	93.2%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	The 10 Hudson Yards Property was constructed in 2016 and has no historical occupancy data.
(3)	Occupancy include: (i) 404,418 SF of space leased by three tenants (BCG, SAP, Intersection) which have executed leases but have not yet taken occupancy and/or begun paying rent and (ii) 411,358 SF of space leased by one tenant (L’Oreal) which has taken occupancy, and is expected to begin paying rent in September 2016. We cannot assure you that these tenants will open or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these four tenants are both 48.2%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 10 Hudson Yards Property:

Cash Flow Analysis(1)

	Year 1 Budget	Underwritten	Underwritten $ per SF
Total Minimum/Base Rent(2)	$120,287,803	$116,217,937	$64.09
Step Rents(3)	0	7,148,763	3.94
Value of Vacant Space(4)	0	11,286,175	6.22
Gross Potential Rent	$120,287,803	$134,652,875	$74.25
Recoveries	440,331	5,769,615	3.18
Parking Revenue	1,581,086	2,499,996	1.38
DR Income	756,160	971,594	0.54
CoGen Income	983,656	983,656	0.54
Miscellaneous Tenant Income	2,267,224	2,267,224	1.25
Event Space Income	50,000	50,000	0.03
Destination Retail Recovery	102,598	102,598	0.06
Less: Vacancy(5)	0	(11,286,175)	(6.22)
Effective Gross Income	$126,468,858	$136,011,383	$75.00
Total Expenses	$33,837,347	$44,496,991	$24.54
Net Operating Income	$92,631,511	$91,514,392	$50.46
Reserves for Replacements	0	362,693	0.20
Leasing Commissions	0	899,367	0.50
Tenant Improvements	0	632,261	0.35
Net Cash Flow	$92,631,511	$89,620,071	$49.42

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Year 1 total minimum base rent is based on the actual borrower rent roll as of July 2016, includes credit for contractual free rent reserves and excludes the budgeted free rent associated with the speculative lease-up of floors 40 and 41, as Underwritten Net Cash Flow excludes any revenue associated with the same.
(3)	Underwritten step rents include $4,373,024 for Coach, $1,639,935 for L’Oreal, $588,617 for BCG and $547,187 for SAP, which represents the net present value of the total rent steps through each the lease term. BCG’s step rents are capped for BCG’s contraction option for the two largest contiguous suites.
(4)	Underwritten value of vacant space is based on the sponsor’s market leasing assumptions.
(5)	Underwritten vacancy is based on the in-place economic occupancy.

■	Appraisal. According to the appraisal, the 10 Hudson Yards Property had a “hypothetical market value assuming contractual obligations and remaining costs are expended” of $2.15 billion as of July 1, 2016, which assumes the remaining obligations and costs of approximately $108.6 million, consisting of approximately $50.1 million in hard/direct costs, $5.7 million in project contingency, $29.1 million in tenant improvements and $14.7 million in soft/indirect costs are expended. In addition, the 10 Hudson Yards Property had an “as-is” appraised value of $2.05 billion as of July 1, 2016 and a “prospective market value upon stabilization” of $2.32 billion as of July 1, 2019.

The market value opinion reported above includes $190,000,000 attributable to the tax savings via the PILOT program. See “—PILOT” below.

The “prospective market value upon stabilization” assumes stabilized occupancy “above 90%” by July 1, 2019 following the “burn-off” of rental concessions.

■	Environmental Matters. According to a Phase I environmental report, dated June 30, 2016, there are no recognized environmental conditions or recommendations for further action at the 10 Hudson Yards Property other than the recommendations to register the one active aboveground diesel storage tank with the New York State Department of Environmental Conservation and to have the one inactive aboveground storage tank’s fill port inspected to determine if it is properly labeled as inactive and sealed to prevent any future accidental filling.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Market Overview and Competition. The 10 Hudson Yards Property is located in the West Side submarket within the Midtown West Office District of New York City. Midtown West is bounded by 30th Street and 42nd Street west of the Avenue of Americas to the Hudson River and by 42nd Street to 72nd Street west of Seventh Avenue to the Hudson River. As of the first quarter of 2016, the three office statistical areas that comprise the Midtown West Office Market contain approximately 37.8 million SF of Class A office space, 23.6 million SF of Class B office space and less than 14.0 million SF of Class C office space in these submarkets.

According to the appraisal, the overall Class A Midtown West office market direct rental rate of $78.40 per SF is 18.1% above the current average in-place rent of $68.77 per SF at the 10 Hudson Yards Property. The following table presents certain information relating to the Midtown West Office Market, as of the first quarter of 2016.

Midtown West Office Market - Class A(1)

	Westside	Penn Station	Times Square South	Market Summary (Total)
Number of Buildings	34	7	12	53
Inventory (SF)	23,809,400	6,668,090	7,323,711	37,801,201
Total Space Available	2,336,372	434,470	734,233	3,505,075
Direct Space Available	2,014,054	352,037	558,396	2,924,487
Direct Vacancy Rate	8.5%	5.3%	7.6%	7.7%
Total Vacancy Rate	9.8%	6.5%	10.0%	9.3%
Direct Rental Rate	$78.83	$67.33	$83.84	$78.40
YTD Leasing Activity	416,424	171,452	116,875	704,751

(1)	Source: Appraisal.

The appraiser identified 40 comparable properties totaling approximately 43.7 million SF that exhibited a rental range of $45.00 per SF to $150.00 per SF and a weighted average occupancy rate of approximately 94.1% for direct space.

Of the 40 buildings, 10 are considered directly competitive with the 10 Hudson Yards Property in terms of the building classification, asking rents, rentable office square footage and quality. The weighted average occupancy for the directly competitive buildings is approximately 97.5%, compared to approximately 94.1% for the full competitive set and approximately 91.7% for Class A space within Midtown West Office market as a whole.

The appraiser concluded, based on completion, location and the state-of-the-art Class A quality of the 10 Hudson Yards Property, the 10 Hudson Yards Property should command office rental rates ranging from $80 per SF for floors 9 to 24, $90 per SF for floors 25 to 37 and $100 per SF for floors 40 to 52 with a weighted average office rental rate of $88.04 per SF, an approximately 28.0% increase from the weighted average in-place rents at the Mortgaged Property, as of July 1, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the primary competition for the 10 Hudson Yards Property:

Competitive Set(1)

Property	Office Area GLA	Direct Available SF	Sublease Available SF	% Occupied (Direct)	% Occupied (Total)	Direct Asking Rent (Low)	Direct Asking Rent (High)
10 Hudson Yards Property(2)	1,813,465	123,560	0	93.2%	93.2%	$65.00	$83.00

Four Times Square	1,477,631	0	0	100.0%	100.0%	$80.00	$90.00
Five Times Square	1,062,203	0	0	100.0%	100.0%	N/A	N/A
Seven Times Square	1,000,000	31,488	0	96.9%	96.9%	$72.00	$90.00
Eleven Times Square	1,056,851	158,144	0	85.0%	85.0%	$102.00	$120.00
750 Seventh Avenue	533,076	0	0	100.0%	100.0%	N/A	N/A
810 Seventh Avenue	603,000	41,324	0	93.2%	93.2%	$60.00	$72.00
250 West 55th Street	896,000	66,617	0	92.6%	92.6%	$97.00	$138.00
620 Eighth Avenue	1,500,000	0	13,589	100.0%	99.1%	N/A	N/A
825 Eighth Avenue	1,550,212	0	74,443	100.0%	95.2%	N/A	N/A
1 Bryant Park	2,100,000	0	9,445	100.0%	99.6%	N/A	N/A
Total/Wtd. Avg.(3)	11,778,973	24,045	13,212	97.5%	96.6%

(1)	Source: Appraisal
(2)	Based on the rent roll dated July 1, 2016.
(3)	Total/Wtd. Avg. does not include the 10 Hudson Yards Property.

■	The Borrower. The borrower is Legacy Yards Tenant LP, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 10 Hudson Yards Whole Loan. The borrower sponsor, Podium Fund HY REIT Owner LP, is a joint venture among The Related Companies, L.P. / Oxford Properties Group (17.8%), JPMorgan Asset Management (18.2%), Kuwait Investment Authority (19.6%) and Allianz HY Investor LP (44.3%). Other than the borrower, no person or entity guarantees the non-recourse carveouts with respect to the 10 Hudson Yards Whole Loan.

■	PILOT. The borrower leases the Mortgaged Property to the New York City Industrial Development Agency (the “Agency”) (the “Company Lease”), and the Agency subleases the Mortgaged Property back to the Borrower (the “Agency Lease”) (the Company Lease and Agency Lease, collectively the “IDA Leases”). The term of the IDA Leases runs to June 30, 2043 (such period, the “Initial Term”), with annual automatic extensions thereof for a term of one year, unless within 60 days preceding the expiration of the current term the Agency provides written notice of termination to the Borrower (such date, the “Expiration Date”); provided that after the Initial Term the IDA Leases will automatically terminate within 60 days after the repayment in full or defeasance of any Hudson Yards revenue bonds issued by Hudson Yards Infrastructure Corporation, a not-for-profit local development corporation (“HYIC”) for which an assignment of the PILOT Amount payable under the Agency Lease is used to repay the bondholders. During the term of the IDA Lease, the borrower is required to make payments in lieu of New York City real property taxes with respect to the 10 Hudson Yards Property in the amounts set forth in a schedule to the IDA Leases. After the 15th fiscal tax year, the PILOT amounts payable by the borrower under the IDA Leases increase annually thereafter until the 20th fiscal tax year when the borrower is required to pay 100% of the New York City real property taxes that would otherwise be payable with respect to the 10 Hudson Yards Property in the absence of any real property tax exemption. Real estate taxes were underwritten on the basis of the PILOT payments. The borrower’s obligation to make PILOT payments under the IDA Lease is secured by three fee and leasehold PILOT mortgages (collectively, the “PILOT Mortgages”), from the borrower and the IDA in favor of the HYIC in the aggregate principal amount of $475,000,000 encumbering the borrower’s fee interest in the 10 Hudson Yards Property and subtenant’s interest under the IDA Lease and the IDA’s interest under the Company Lease. The liens of the PILOT Mortgages are senior in priority to the mortgage securing the 10 Hudson Yards Whole Loan. See “Description of the Mortgage Pool–Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

■	Escrows. On the origination date, the borrower funded (i) a free rent reserve in the amount of $34,160,073 for various free rent periods and rent abatements, (ii) a tenant allowances reserve in the amount of $34,414,188, (iii) a construction work account in the amount of $90,969,679 for payments of the costs of the remaining construction work to be performed by the borrower. Such reserve amounts are not required to be replenished and are expected to be disbursed upon request of the borrower and satisfaction of certain requirements under the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

10 Hudson Yards

On each due date during the continuance of a 10 Hudson Yards Trigger Period, the related loan documents require (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay property taxes (including any PILOT payments and insurance premiums over the then succeeding 12-month period; unless the 10 Hudson Yards Property is insured under a blanket policy in accordance with the related loan documents, (ii) a capital expenditures reserve in the amount of $30,224, (iii) a tenant improvements, tenant allowances and leasing commissions reserve in the amount of $151,122, (iv) an owner’s association account in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay certain owners’ association charges for the 10 Hudson Yards Property over the then succeeding 12-month period and (v) a lease sweep account into which all available cash (other than available cash being deposited into the Cash Collateral Account) including related termination fees will be deposited.

In addition, on each due date during the continuance of a 10 Hudson Yards Trigger Period, (other than a 10 Hudson Yards Trigger Period continuing solely because a Lease Sweep Period is continuing), the related loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

A “10 Hudson Yards Trigger Period” means any period commencing (i) upon an event of default under the related mortgage loan documents and ending when such event of default has been cured and such cure has been accepted by the lender and no other event of default is continuing, (ii) upon an event of default under the related mezzanine loan documents and ending when the lender has received a notice from the related mezzanine lender that such mezzanine loan event of default has been cured or waived and no other mezzanine loan event of default is then continuing), (iii) as of the last day of any calendar quarter, either (x) the debt yield of the 10 Hudson Yards Loan (as calculated under the related loan documents) is less than 8.0% or (y) the aggregate debt yield of the 10 Hudson Yards Loan and the 10 Hudson Yards Mezzanine Loan (as calculated under the related loan documents) is less than 6.0%, and ending when the 10 Hudson Yards Property has achieved both a debt yield of at least 8.0% and an aggregate debt yield of at least 6.0% for two consecutive calendar quarters, as determined by the lender and (iv) upon a Lease Sweep Period and ending when such Lease Sweep Period has ended and no other Lease Sweep Period is then continuing.

A “Lease Sweep Period” (i) will commence on the first due date following the occurrence of any of the following: (a) the date that the Coach Lease or any replacement lease is surrendered, cancelled or terminated with respect to at least 25% of the rentable square footage leased thereunder (exclusive of any space covered by unexercised expansion options) prior to its then current expiration date, or the receipt by the borrower or property manager of notice from Coach or any replacement tenant of a valid surrender, cancellation or termination of the Coach Lease or any replacement lease with respect to at least 25% of the rentable square footage leased thereunder (exclusive of any space covered by unexercised expansion options) prior to its then current expiration date; or (b) the occurrence of a Coach or any direct or indirect parent company of Coach that guaranties all of any portion of its obligations under the Coach Lease bankruptcy or insolvency proceeding; and (ii) will end upon the first to occur of the following: (A) in the case of clause (i)(a) above, 90% of the space demised under the Coach Lease or any replacement lease is leased pursuant to one or more qualified leases and, in the mortgage lender’s judgment, sufficient funds have been accumulated in the lease sweep account (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved leasing expenses and any shortfalls in required payments under the mortgage loan agreement or operating expenses as a result of any anticipated down time prior to the commencement of payments under such qualified leases; (B) in the case of clause (i)(a) above that was triggered solely by a notice from Coach or any replacement tenant, such notice has been fully rescinded in writing by Coach or any replacement tenant (and a copy of such rescission has been delivered to the mortgage lender) prior to the actual surrender, cancellation or termination of the Coach Lease or any replacement lease (or any material portion thereof), and no other such notice has been received by the borrower or property manager; (C) in the case of clause (i)(b) above, the Coach Lease or any replacement lease has been assumed with no amendments or modifications thereto, and such assumption has become effective through a court order or a plan of reorganization which is not subject to a stay pending appeal or otherwise; and (D) in the case of clauses (i)(a) and (i)(b) above, the date on which the amount of Lease Sweep Funds deposited into the lease sweep account (including any termination payments related to the Coach Lease or any replacement lease deposited into the lease sweep account) is amount equal to the total rentable square feet of the Coach Lease (exclusive of any rentable square footage covered by unexercised expansion options) multiplied by $100.00.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

10 Hudson Yards

■	Lockbox and Cash Management. The 10 Hudson Yards Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the 10 Hudson Yards Property and all other money received by the borrower or the property manager with respect to the 10 Hudson Yards Property be deposited into such lockbox account or the cash management account by the end of the second business day following receipt. For so long as no 10 Hudson Yards Trigger Period or event of default under the 10 Hudson Yards Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a 10 Hudson Yards Trigger Period or event of default (if the lender so elects, only with respect to the continuance of an event of default) under the 10 Hudson Yards Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a 10 Hudson Yards Trigger Period or, at the lender’s discretion, during an event of default under the 10 Hudson Yards Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay mortgage and mezzanine debt service, required reserves and operating expenses, other amounts then due and payable to the lender and certain REIT distributions to the borrower, and that all remaining amounts be reserved in an excess cash flow reserve account (or in a lease sweep reserve account if the 10 Hudson Yards Trigger Period is continuing solely because a Lease Sweep Period is continuing).

■	Property Management and Development Management. The 10 Hudson Yards Property is currently managed by Related Hudson Yards Manager LLC, an affiliate of the borrower pursuant to a property management agreement. The remainder of the construction of the 10 Hudson Yards Property is currently managed by ERY Developer LLC, an affiliate of the borrower pursuant to a development management agreement. Under the related loan documents, each of the 10 Hudson Yards Property and its development is required to remain managed by a manager meeting certain qualifications under the related loan documents or by a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to require the borrower to replace the applicable manager with a manager approved by the lender (i) during the continuance of an event of default under the 10 Hudson Yards Loan, (ii) if the applicable manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding or (iii) if the applicable manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds (other than a misappropriation that was committed by an unauthorized employee or agent of the applicable manager (other than any President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or Treasurer of the applicable manager) and that is promptly remedied by the applicable manager (including reimbursement of all misappropriated funds) after discovery by the borrower or the applicable manager).

■	Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the 10 Hudson Yards Whole Loan, Goldman Sachs Mortgage Company and Deutsche Bank AG, New York Branch made a $300,000,000 mezzanine loan (the “10 Hudson Yards Mezzanine Loan”) to the direct parent of the borrower secured by a pledge of 100% of the equity interests in the borrower. The 10 Hudson Yards Mezzanine Loan carries an interest rate of 4.6500% per annum and is coterminous with the 10 Hudson Yards Whole Loan. The lenders entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

10 Hudson Yards

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the 10 Hudson Yards Property (plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the 10 Hudson Yards Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance) (the “540 Terrorism Premium Cap”), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance in an amount equal to the 540 Terrorism Premium Cap. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 10 Hudson Yards Property are separately allocated to the 10 Hudson Yards Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

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47

540 West Madison

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

540 West Madison

29 Building Mechanical
High-Rise
28 Bank of America 43,069 SF Exp 12/31/2022
27 DRW Investments 40,711 SF Exp 12/31/2029
Bank of America 605 SF Exp 12/31/2022
26 DRW Investments 41,848 SF Exp 12/31/2029
25 DRW Investments 41,281 SF Exp 12/31/2029
24 iManage (Netright) 25,470 SF Exp 3/31/2027
Everi (Multimedia) Games 17,124 SF Exp 8/30/2023
23 Bank of America – Din./Conf. Area 42,470 SF Exp 12/31/2022
Mid-Rise
22 Bank of America 42,554 SF Exp 12/31/2022
21 Bank of America 42,554 SF Exp 12/31/2022
20 Bank of America 42,554 SF Exp 12/31/2022
19 Segall, Bryant & Hamill 26,830 SF Exp 11/30/2029
Bank of America 3,481 SF Exp 12/31/2022
Vacant 8,721 SF
18 Alvarez & Marsal 41,957 SF Exp 5/31/2027
17 SAC Wireless 41,371 SF Exp 8/30/2025
16 SAC Wireless 41,657 SF Exp 8/30/2025
Low-Rise
15 Valence Health 41,810 SF Exp 12/31/2027
14 Valence Health 41,484 SF Exp 12/31/2027
13 Valence Health 41,711 SF Exp 12/31/2027
12 Marsh USA 40,257 SF Exp 2/29/2024
11 Marsh USA 40,257 SF Exp 2/29/2024
10 Marsh USA 40,257 SF Exp 2/29/2024
9 Baxalta (Shire) 41,711 SF Exp 2/28/2027
8 Baxalta (Shire) 41,489 SF Exp 2/28/2027
7 Building Mechanical
6 Building Mechanical
Bank of America 3,581 SF Exp 12/31/2022
Roof Garden
Podium
5 DRW Investments 5,472 SF Exp 12/31/2029
Bank of America Data Center 57,213 SF Exp 12/31/2022
4 Bank of America Check Processing Center 67,733 SF Exp 12/31/2022
3 TD Bank (Executed LOI) 67,748 SF Exp 12/31/2028
2 Conference Center, Fitness Center, Cafeteria
Mezz Office of the Building 3,041 SF
Bank of America 5,031 SF Exp 12/31/2022
Wellness Room 1,523 SF
Command Center 1,268 SF
Lower Levels
Lobby Starbucks 2,194 SF Exp 2/29/2024
Bank of America 3,925 SF Exp 12/31/2022
Concierge 924 SF
Mila 1 Restaurant 3,606 SF Exp 6/30/2026
Lobby
Auto Gallery
ATM
Common Tenant Lounge 6,783 SF
LL1 Parking
LL2 Parking
Bank of America 1,173 SF Exp 12/31/2022
VACANT
BUILDING
PENDING
2022 – 2023
2024 – 2025
2026 – 2027
2028+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

540 West Madison

CARTIFACT
WEST LOOP
RIVER NORTH DISTRICT
STREETERVILLE
THE LOOP
NEW EAST SIDE
540 West Madison
540 West Madison Street
Chicago, IL 60661
Chicago River
W CHICAGO AVE
W SUPERIOR ST
W HURON ST
W ERIE ST
W ONTARIO ST
W OHIO ST
W GRAND AVE
W ILLINOIS ST
W HUBBARD ST
W KINZIE ST
W FULTON ST
W LAKE ST
RANDOLPH ST
W WASHINGTON ST
W MADISON ST
W MONROE ST
W ADAMS ST
W JACKSON BLVD
E WACKER DR
LOWER WACKER DR
E RANDOLPH ST
E MADISON ST
E MONROE ST
E ADAMS ST
E JACKSON BLVD
E VAN BUREN ST
E CONGRESS PKWY
E HARRISON ST
E BALBO DR
E 8TH ST
N MICHIGAN AVE
S MICHIGAN AVE
N STATE ST
S STATE ST
N CLARK ST
S CLARK ST
N LASALLE ST
S LASALLE ST
N WELLS ST
S WELLS ST
N FRANKLIN ST
S FRANKLIN ST
N CANAL ST
S CANAL ST
N CLINTON ST
S CLINTON ST
S JEFFERSON ST
N DEARBORN ST
S DEARBORN ST
N COLUMBUS DR
S COLUMBUS DR
S LAKE SHORE DR
Cloud Gate Sculpture
Great Lawn
Millennium Park
The Art Institute of Chicago
Buckingham Fountain
Chicago
Lake Michigan
Lake Forest
Evanston
Oak Park
Cicero
Naperville
Aurora
Joliet
Gary
Hammond
Whiting
Elgin
Schaumburg
Wheaton
Lakewood
Woodstock
Mundelein
Gurnee
Hoffman Estates
Northbrook
Lincolnwood
Oak Lawn
Orland Park
Homewood
Frankfort
Shorewood
Plainfield
Bolingbrook
Oswego
Lisbon
Elwood
Monee
Hobart
Merrillville
Schererville
Lansing
IN
IL

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

540 West Madison

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Chicago, Illinois	Cut-off Date Principal Balance(5)	$87,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$147.72
Size (SF)	1,098,633	Percentage of Initial Pool Balance	8.1%
Total Occupancy as of 9/1/2016	92.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2016	92.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	2003 / NAP	Mortgage Rate	3.2266%
Appraised Value(1)	$627,000,000	Original Term to Maturity (Months)(6)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)(6)	120
Underwritten Revenues	$49,503,312
Underwritten Expenses	$19,751,054	Escrows
Underwritten Net Operating Income (NOI)	$29,752,258	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$28,338,662	Taxes	$1,243,392	$888,137
Cut-off Date LTV Ratio(2)(3)	25.9%	Insurance	$356,002	$32,364
Maturity Date LTV Ratio(2)(4)	24.2%	Replacement Reserves(7)	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	5.60x / 5.34x	TI/LC(7)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	18.3% / 17.5%	Other(8)	$40,566,832	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$162,292,000	40.6%	Loan Payoff	$261,822,212	65.5%
Subordinate Companion Loan Amount	162,708,000	40.7	Principal Equity Distribution	91,536,944	22.9
Mezzanine Loan Amount	75,000,000	18.8	Reserves	42,166,227	10.5
Closing Costs	4,474,617	1.1

Total Sources	$400,000,000	100.0%	Total Uses	$400,000,000	100.0%

(1)	Appraised value is the “hypothetical as-is” appraised value, which assumes remaining contractual obligations and costs of approximately $41.2 million (for which approximately $40.6 million was reserved) are expended. The “as-is” appraised value without the remaining obligations is $591,000,000. See “—Appraisal” below.

(2)	Calculated based on the aggregate outstanding principal balance of the 540 West Madison Senior Loans. See “—The Mortgage Loan” below.

(3)	The Cut-off Date LTV Ratio is based on the “hypothetical as-is” appraised value of $627,000,000. The Cut-off Date LTV Ratio calculated on the basis of the “as-is” appraised value without the remaining obligations is 27.5%. See “—Appraisal” below.

(4)	The Maturity Date LTV Ratio is calculated based on the “as stabilized” appraised value of $672,000,000. The Maturity Date LTV Ratio calculated on the basis of (i) the “hypothetical as-is” appraised value is 25.9% and (ii) the “as-is” appraised value without the remaining obligations is 27.5%. See “—Appraisal” below.

(5)	The Cut-off Principal Balance of $87,000,000 represents one non-controlling senior note of a $325,000,000 whole loan evidenced by two pari passu senior notes and two subordinate notes. See “—The Mortgage Loan” below.

(6)	Under the terms of the 540 West Madison Loan documents, the first due date for the related loan is November 6, 2016, however the initial and remaining loan term are based on an assumed first due date in October 2016, which results in a period that is one month longer than the actual term.

(7)	See “—Escrows” below.

(8)	Other reserve represents reserves for unfunded obligations ($23,258,542) and free rent reserve ($17,308,290).

■	The Mortgage Loan. The mortgage loan (the “540 West Madison Loan”) is part of a whole loan structure (the “540 West Madison Whole Loan”) comprised of two non-controlling senior pari passu notes (note A-1 and note A-2, the “540 West Madison Senior Loans”) with an outstanding aggregate principal balance of $162,292,000, one non-controlling subordinate note B with an outstanding principal balance of $54,208,000 (the “540 West Madison Subordinate Companion Loan B”) and one controlling subordinate note C with an outstanding principal balance of $108,500,000 (the “540 West Madison Subordinate Companion Loan C” and, together with the 540 West Madison Subordinate Companion Loan B, the “540 West Madison Subordinate Companion Loans”). The 540 West Madison Whole Loan has an aggregate outstanding principal balance of $325,000,000 and is secured by the borrower’s fee simple interest in 540 West Madison, an office property located in Chicago, Illinois (the “540 West Madison Property”). The 540 West Madison Loan (evidenced by note A-1) has an outstanding principal balance as of the Cut-off Date of $87,000,000 and represents approximately 8.1% of the Initial Pool Balance. Note A-2 (the “540 West Madison Pari Passu Companion Loan”) has an outstanding principal balance as of the Cut-off Date of $75,292,000, and is expected to be contributed to one or more future securitization transactions. The 540 West Madison Subordinate Companion Loan B will be an asset of the Issuing Entity but will not be pooled together with the other Mortgage Loans, and payments of interest and principal is received in respect of the 540 West Madison Subordinate Companion Loan B will be available to make distributions in respect of two loan specific classes of certificates only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

540 West Madison

The 540 West Madison Whole Loan was originated by Goldman Sachs Mortgage Company on September 7, 2016, the 540 West Madison Loan has an initial interest rate of 3.2266% per annum, and the 540 West Madison Whole Loan has an initial weighted average interest rate of approximately 3.98353846153846% per annum. The borrower utilized the proceeds of the 540 West Madison Whole Loan to refinance and defease the existing debt on the 540 West Madison Property, pay defeasance costs, fund reserves, pay origination costs and return equity to the borrower sponsor.

See the 540 West Madison total debt capital structure table below. The relationship between the holders of the 540 West Madison Whole Loan and the 540 West Madison Subordinate Companion Loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–540 West Madison Whole Loan” in the Preliminary Prospectus.

The 540 West Madison Loan has received a credit assessment of BBB- (standalone) / A+ (pooled) by Fitch, A3 by Moody’s and BBB+ by KBRA

The 540 West Madison Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The 540 West Madison Loan requires interest only payments during its term. The scheduled maturity date of the 540 West Madison Loan is the due date in September 2026. Voluntary prepayment of the 540 West Madison Whole Loan is prohibited prior to the due date in June 2026. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the 540 West Madison Whole Loan is deposited and (ii) the third anniversary of the origination of the 540 West Madison Whole Loan, the 540 West Madison Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

540 West Madison Total Debt

540 West Madison Whole Loan		Interest Rate	Cumulative Cut-off Date Balance	Cumulative Amount Per Unit	Cumulative Cut-off Date LTV Ratio(1)	Underwritten In-Place NOI / NCF Debt Yield	Underwritten In-Place NOI / NCF DSCR
Subordinate Loans	Senior Loans
540 West Madison Loan $87,000,000 Note A-1 (included in the 2016-GS3 “pooled certificates”)	540 West Madison Pari Passu Companion Loan $75,292,000 Note A-2	3.2266%	$162,292,000	$148	25.9%	18.3% / 17.5%	5.60x / 5.34x
540 West Madison Subordinate Companion Loan B $54,208,000 Note B (“loan-specific certificates”)		3.6148%(2)	$216,500,000	$197	34.5%	13.7% / 13.1%	4.08x / 3.88x
540 West Madison Subordinate Companion Loan C $108,500,000 Note C		5.3000%	$325,000,000	$296	51.8%	9.2% / 8.7%	2.27x / 2.16x
540 West Madison Mezzanine Loan $75,000,000		6.2500%	$400,000,000	$364	63.8%	7.4% / 7.1%	1.66x / 1.59x

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the “hypothetical as-is” appraised value (which assumes remaining contractual obligations are expended) of the 540 West Madison Property. The Cumulative Cut-off Date LTV Ratios for the 540 West Madison Senior Loans, 540 West Madison Subordinate Loan B, 540 West Madison Subordinate Loan C and 540 West Madison Mezzanine Loan, calculated on the basis of the “as-is” appraised value without the remaining obligations are 27.5%, 36.6%, 55.0% and 67.7%, respectively. See “—Appraisal” below.

(2)	The 540 West Madison Subordinate Loan B interest rate to full precision is 3.61475488488784%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

540 West Madison

■	The Mortgaged Property. The 540 West Madison Property is a 31-story, 1,098,633 SF Class A, LEED Platinum certified office property in Chicago’s West Loop submarket. The 540 West Madison Property was developed by Hines in 2003, with nearly column free floor plates with floor to ceiling windows, ranging from 67,750 SF on the lower floors to 41,500 SF on the upper floors. Amenities including a full-service cafeteria, fitness center, a coffee shop, conference center, rooftop patio, a garden area and on-site back up power supply. The collateral also includes a 266-space, below grade, heated indoor parking garage. The 540 West Madison Property was originally built to serve as a headquarter facility for ABN AMRO and LaSalle National Bank, and it was acquired by Bank of America in 2007. The 540 West Madison Property has undergone approximately $4.2 million in capital expenditures since 2013, including a new fitness center, conference center and lobby upgrades. As of September 1, 2016, Total Occupancy and Owned Occupancy for the 540 West Madison Property were both 92.4%.

The 540 West Madison Property is less than 0.5 miles from Clinton Subway Station and approximately 10 miles from Chicago Midway Airport. The 540 West Madison Property is adjacent to the Ogilvie Transportation Center and the terminus for three Metra commuter rail routes operated by Union Pacific (“UP”). The UP North, Northwest and West lines handle more than 102,000 commuters each weekday (arrivals and departures). Additionally, the 540 West Madison Property is situated less than 0.5 miles from the Kennedy Expressway (Interstate 90/94) and the Eisenhower Expressway (Interstate 290) which provides access to other major Chicago expressways.

The office portion of the building has multiple long-term leases to a mix of credit tenants, including Bank of America, Marsh USA and Baxalta (Shire), among others.

The following table presents certain information relating to office and retail tenants at the 540 West Madison Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Bank of America(2)	A / Baa1 / BBB+	355,943	32.4%	$10,646,137	36.7%	$29.91	12/31/2022	3, 5-year options
DRW Investments	NR / NR / NR	129,312	11.8	3,973,222	13.7	30.73	12/31/2029	1, 10-year option
Valence Health(3)(4)	NR / NR / NR	125,005	11.4	3,250,130	11.2	26.00	12/31/2027	2, 5-year options
Marsh USA(5)	NR / NR / NR	120,771	11.0	3,142,749	10.8	26.02	2/29/2024	2, 5-year options
SAC Wireless(6)	BB+ / Ba1 / BB+	83,228	7.6	2,372,449	8.2	28.51	6/30/2025	1, 5-year option
Baxalta (Shire)(7)(8)	NR / Baa3 / NR	83,200	7.6	2,217,280	7.6	26.65	2/28/2027	2, 5-year options
Alvarez & Marsal(9)	NR / NR / NR	41,957	3.8	1,225,564	4.2	29.21	5/31/2027	1, 5-year option
Segall, Bryant & Hamill(10)	NR / NR / NR	26,830	2.4	795,547	2.7	29.65	11/30/2029	1, 5-year option
iManage (Netright)(11)	NR / NR / NR	25,470	2.3	725,895	2.5	28.50	3/31/2027	1, 10-year option
Everi (Multimedia) Games	NR / NR / NR	17,124	1.6	497,056	1.7	29.03	6/30/2023	1, 7-year option
Ten Largest Tenants		1,008,840	91.8%	$28,846,030	99.3%	$28.59
Remaining Owned Tenants		5,800	0.5	193,820	0.7	33.42
Vacant Spaces		83,993	7.6	0	0.0	0.00
Totals / Wtd. Avg. Tenants		1,098,633	100.0%	$29,039,850	100.0%	$28.62

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Bank of America has the right to terminate the entire 23rd floor (42,470 SF) and/or approximately 4,000 SF on the 1st floor upon 12 months written notice.

(3)	Valence Health (“Valence”) currently leases 3 floors at the property (13, 14 and 15). Valence is partially dark on the 13th and 14th floor, and plans to sublease the 14th floor. Per the borrower sponsor, Valence has not indicated any plans to sublease the 13th floor. Valence is current on its rent as of September 2016. We cannot assure you Valence will sublease their space on the 14th floor as expected or at all.

(4)	Valence has the right to terminate its lease on the last day of any calendar month following April 1, 2025 with no less than 12 months’ written notice and payment of a termination fee. Additionally, Valence has the option to contract its space on the 13th and 15th floors (but not the 14th floor), in its entirety, effective on March 31, 2022 with 12 months’ notice.

(5)	Marsh USA (“Marsh”) has the right to terminate its lease in February 2020 with 12 months’ notice and payment of a termination fee equal to $53 per SF. Additionally, Marsh has a right to contract one-half of a floor in January 2018 with 12 months’ notice.

(6)	SAC Wireless has the right to terminate its lease on the last day of any calendar month after June 2023 with 15 months written notice and a termination fee.

(7)	As of June 2016, Baxalta is wholly owned by Shire.

(8)	Baxalta (Shire plc) has the right to terminate its lease on February 28, 2023 with 12 months written notice and a payment of a termination fee.

(9)	Alvarez & Marsal has an option to terminate its lease on November 30, 2023 upon 12 months written notice and a payment of a termination fee.

(10)	Segall, Bryant & Hamill has an option to terminate its lease on November 30, 2024 upon 12 months written notice and payment of a termination fee.

(11)	iManage (Netright) has an option to terminate its lease beginning January 1, 2024 with 12 months written notice and payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

540 West Madison

The following table presents certain information relating to the lease rollover schedule based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	355,943	32.4	32.4%	10,646,137	36.7	29.91	1
2023	17,124	1.6	34.0%	497,056	1.7	29.03	1
2024	122,965	11.2	45.1%	3,230,509	11.1	26.27	2
2025	83,228	7.6	52.7%	2,372,449	8.2	28.51	1
2026	3,606	0.3	53.1%	106,060	0.4	29.41	1
2027 & Thereafter	431,774	39.3	92.4%	12,187,638	42.0	28.23	6
Vacant	83,993	7.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,098,633	100.0%		$29,039,850	100.0%	$28.62	12

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 540 West Madison Property:

Historical Leased %(1)

2013	2014(2)	2015(2)	As of 6/1/2016(3)
90.5%	82.0%	74.3%	93.9%

(1)	As provided by the borrower and reflects occupancy as of the indicated year ended December 31, unless otherwise indicated.

(2)	Occupancy decreased in 2014 and 2015 primarily as a result of scheduled Bank of America lease expirations.

(3)	Occupancy increased in 2016 as a result of new leasing activity, including DRW Investments (129,312 SF), Baxalta (Shire) (83,200 SF), Alvarez & Marsal (41,957 SF), Valence Health (41,484 SF) and iManage (Netright) (25,470 SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

540 West Madison

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to historical operating performance and the Underwritten Net Cash Flow at the 540 West Madison Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 6/1/2016	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue(3)	$25,784,077	$23,700,230	$20,637,874	$23,938,411	$29,039,850	$26.43
Credit Rent Steps(4)	0	0	0	0	2,040,349	1.86
Other Rental Revenue	11,000	15,000	15,000	15,400	15,000	0.01
Total Reimbursement Revenue	18,305,891	15,373,755	14,444,139	17,686,271	18,394,361	16.74
Gross Up Vacancy	0	0	0	0	3,920,750	3.57
Parking Revenue	630,075	546,318	502,872	418,583	504,000	0.46
Other Revenue	42,376	3,521	(197,342)	(256,164)	29,461	0.03
Gross Revenue	$44,773,419	$39,638,825	$35,402,543	$41,802,502	$53,943,771	$49.10
Vacancy Loss	0	0	0	0	(4,440,459)	(4.04)
Effective Gross Revenue	$44,773,419	$39,638,825	$35,402,543	$41,802,502	$49,503,312	$45.06
Real Estate Taxes	7,240,003	6,541,069	7,509,250	8,677,890	7,476,890	6.81
Insurance	356,328	365,396	370,210	346,438	346,438	0.32
Utilities	1,124,663	1,365,143	1,534,245	1,497,927	1,468,324	1.34
Repairs & Maintenance	2,885,849	3,026,235	2,006,490	2,568,702	1,999,456	1.82
Janitorial	2,510,676	2,185,882	2,035,027	2,171,033	2,171,033	1.98
Management Fee	1,349,606	1,277,635	1,028,545	1,144,004	1,485,099	1.35
Payroll (Office, Security, Maintenance)	3,932,716	3,769,340	3,751,869	3,955,563	3,955,563	3.60
Other Expenses	552,313	683,254	744,892	846,925	848,251	0.77
Total Operating Expenses	$19,952,155	$19,213,954	$18,980,526	$21,208,482	$19,751,054	$17.98

Net Operating Income	$24,821,264	$20,424,871	$16,422,017	$20,594,020	$29,752,258	$27.08
Tenant Improvements	0	0	0	0	624,400	0.57
Leasing Commissions	0	0	0	0	624,400	0.57
Replacement Reserves	0	0	0	0	164,795	0.15
Net Cash Flow	$24,821,264	$20,424,871	$16,422,017	$20,594,020	$28,338,662	$25.79

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow increased as a result of 2016 leasing activity, including DRW Investments ($4.0 million underwritten base rent), Baxalta (Shire) ($2.2 million underwritten base rent), Alvarez & Marsal ($1.2 million underwritten base rent), Valence Health ($1.1 million underwritten base rent) and iManage (Netright) ($0.7 million underwritten base rent).

(3)	Underwritten cash flow is based on contractual rents as of September 1, 2016 and contractual rent steps through September 1, 2017.

(4)	The credit rent steps line item represents the net present value of rent steps for credit rated tenants, discounted at 7%.

■	Appraisal. According to the appraisal, the 540 West Madison Property had a “hypothetical market as is value” of $627,000,000 as of August 2, 2016, which assumes the remaining obligations of approximately $41.2 million (consisting primarily of approximately $23.3 million in unfunded TI/LCs and approximately $18.9 million in free rent) are expended, for which approximately $40.6 was reserved for at origination. In addition, the 540 West Madison Property had an “as-is” appraised value of $591,000,000 as of August 2, 2016 and a “prospective market value upon stabilization” of $672,000,000 as of August 1, 2020.

■	Environmental Matters. According to a Phase I environmental report, dated August 9, 2016, there are no recognized environmental conditions or recommendations for further action at the 540 West Madison Property.

■	Market Overview and Competition. The 540 West Madison Property is located in the Chicago’s West Loop submarket. As of the first quarter of 2016, the West Loop submarket contained 41.7 million of Class A and B office SF equating to 32.8% of the total Chicago CBD inventory. As of the first quarter of 2016, the West Loop was home to major corporations including Boeing Corporation (global headquarters), Deloitte & Touche, Hyatt Corporation (global headquarters), PriceWaterhouseCoopers, UBS, MillerCoors, Orbitz, United Continental, Chicago Mercantile Exchange, Citicorp, Ernst & Young, Hewlett Packard and PepsiCo/Quaker Oats.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

540 West Madison

According to the appraisal, the overall Class A West Loop office market direct rental rate of $42.24 per SF. The following table presents certain information regarding the Midtown West office Market as of the first quarter of 2016.

Chicago CBD Office Market(1)

Submarket	Central Loop	West Loop	East Loop	North Michigan Avenue	River North	Fulton Market District	Far West Loop	Total
Inventory (SF)	36,247,671	44,629,803	21,101,886	7,916,630	13,929,070	1,205,978	2,039,781	127,070,819
Overall Vacancy Rate	12.0%	13.1%	14.6%	13.4%	12.0%	9.2%	11.6%	12.9%
Direct Vacancy Rate	11.1%	11.7%	14.3%	12.6%	11.0%	5.0%	11.6%	11.9%
YTD Leasing Activity (SF)	400,794	605,228	180,030	87,887	184,851	0	2,450	1,461,240
YTD Direct Net Absorption (SF)	65,117	8,506	168,840	78,890	(8,156)	(3,022)	(17,766)	292,409
YTD Overall Net Absorption (SF)	44,895	36,079	161,474	49,378	18,044	(3,022)	(17,766)	289,082
Overall Wtd. Avg. All Classes Gross Rent	$33.66	$38.07	$33.56	$34.58	$38.74	$32.73	25.35	$35.61
Direct Wtd. Avg. Class A Gross Rent	$40.27	$42.24	$38.92	$38.18	$43.81	$39.50	N/A	$41.12

(1)	Source: Appraisal.

The appraiser identified 6 comparable properties that exhibited a rental range of $20.00 per SF to $36.00 per SF and a weighted average occupancy rate of approximately 95.1% for direct space. The following table presents certain information relating to the primary competition for the 540 West Madison Property:

Competitive Set(1)

	540 West Madison Street (Subject Property)	500 West Madison Street (Citigroup Center)	500 West Monroe Street	155 North Wacker Drive	10, 20, and 30 South Wacker Drive	71 South Wacker Drive (Hyatt Center)	111 South Wacker Drive
Class	A	A	A	A	A	A	A
Stories	31	40	44	46	10 and 40	48	51
Year Built	2003	1987	1992	2009	1983 and 1987	2005	2004
Size (SF)	1,098,633	1,448,095	973,000	1,152,953	2,519,595	1,490,825	1,027,683
Occupancy	92.4%	96.9%	91.1%	98.8%	92.2%	96.3%	97.2%
Net Rental Rate per SF	$28.62	$23.00 - $27.00	$20.00 - $27.00	$29.00	$22.00 - $30.00	$29.00 - $36.00	$32.75 - $36.00
Gross Rent per SF	$46.27	$40.01 - $44.01	$33.71 - $40.71	$50.54	$37.49 - $45.49	$51.91 - $58.91	$54.10 - $57.35

(1)	Source: Appraisal.

■	The Borrower. The borrower is 540 West Madison Owner, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 540 West Madison Whole Loan. The non-recourse carveout guarantors under the 540 West Madison Whole Loan are Joseph Mizrachi and David Alcalay, indirect owners of the borrower (collectively, jointly and severally, the “540 West Madison Borrower Sponsor”). The 540 West Madison Borrower Sponsor is required to maintain minimum net worth of $100 million and minimum liquidity of $10 million (in the aggregate in each case).

The investor group includes David Werner, David Alcalay, Joseph Mizrachi and others. David Werner, David Alcalay, and Joseph Mizrachi each have over 30 years of experience in the commercial real estate business. David Werner has been a part of numerous real estate transactions (approximately 61 office buildings) across the United States. As president of the Alcalay-Mizrachi Group, David Alcalay has over $2 billion in commercial real estate under management. In addition Mr. Alcalay serves as President of US Flour Corp and New England Flour Corp whose annual sales are over $200 million. Joseph Mizrachi is the President of The Mizrachi Group, which was founded in 1985 and has managed or invested in over $6 billion in real estate. Through an affiliate company, Third Millennium Group, LLC, the firm takes an active role the management of its real estate projects.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Escrows. On the origination date, the borrower funded (i) a tax reserve in an amount equal to $1,243,392, (ii) an insurance reserve in an amount equal to $356,002, (iii) an unfunded obligations reserve of $23,258,542 for unfunded TI/LCs and (iv) a free rent reserve of $17,308,290.

On each due date the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) commencing with the due date in September 2019, a tenant improvement and leasing commission reserve equal to $137,329, (iii) during the continuance of a 540 West Madison Trigger Period, a capital expenditure reserve equal to $22,888, (iv) during the continuance of a Bank of America Lease Reserve Period, all excess cash into a Bank of America reserve until the amount therein is equal to $24,916,010, or if there is a Bank of America Single Floor Vacancy Period, all excess cash into a Bank of America Reserve until the amount therein is equal to $70 times the number of leasable SF for the floor that is the subject of a Bank of America Single Floor Vacancy Period, (v) during the continuance of a DRW Lease Reserve Period, all excess cash into a DRW lease reserve until the amount therein equals the amount that the borrower is required to incur or reimburse pursuant to the DRW lease and (vi) during the continuance of a Marsh Lease Reserve Period, all excess cash into a Marsh lease reserve until the amount therein equals the amount that the borrower is required to incur or reimburse pursuant to the Marsh lease.

A “540 West Madison Trigger Period” means (A) any period (i) commencing upon the net operating income (as calculated under the related loan documents) for the trailing 6-month period (as of the last day of any fiscal quarter) falling below $23,028,953 until the net operating income is greater than or equal to $23,028,953 for two consecutive fiscal quarters based on the trailing 6-month period (as of the last day of any fiscal quarter) or (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other 540 West Madison Trigger Period is ongoing and (B) any period during the continuance of an event of default under the mezzanine loan documents.

A “Bank of America Lease Reserve Period” means a period that will commence on June 1, 2021 and terminate when each of the following has occurred: (x) either the Bank of America lease has been extended through no earlier than December 31, 2027 in accordance with the terms thereof, or the Bank of America space has been relet to one or more replacement tenants pursuant to qualifying leases that have been reasonably approved by the lender and that extend through no earlier than December 31, 2027, (y) all associated leasing commissions and tenant improvement costs have been paid, and (z) in the case of a replacement tenant, such tenant is in occupancy, has commenced paying rent under its lease and has delivered to the lender a reasonably acceptable estoppel letter with respect thereto.

A “Bank of America Single Floor Vacancy Period” means the conditions to termination of the Bank of America Lease Reserve Period have occurred, other than with respect to a single floor in the Bank of America Space.

A “DRW Lease Reserve Period” means a period that will commence upon DRW Investments, LLC (“DRW”) delivering a notice that it intends to exercise its second expansion option and terminate when DRW is in occupancy of such space, the related tenant improvements have been completed and all associated tenant improvement costs have been paid.

A “Marsh Lease Reserve Period” means a period that will commence upon Marsh USA Inc. (“Marsh”) delivering a notice that it intends to exercise its second expansion option and terminate when Marsh is in occupancy of such space, the related tenant improvements have been completed and all associated tenant improvement costs have been paid.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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540 West Madison

■	Lockbox and Cash Management. The 540 West Madison Loan is structured with a hard lockbox and in-place cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all credit card receivables be remitted directly into the lockbox account and all cash revenues relating to the 540 West Madison Property and all other money received by the borrower or the property manager with respect to the 540 West Madison Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the first business day following receipt. For so long as no 540 West Madison Trigger Period or event of default under the 540 West Madison Loan is continuing, all funds in the lockbox account in excess of those required to pay amounts due to the lender and the mezzanine lender on the next due date (including any applicable reserves) are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a 540 West Madison Trigger Period or event of default (if the lender so elects, only with respect to the continuance of an event of default) under the 540 West Madison Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a 540 West Madison Trigger Period or, at the lender’s discretion, during an event of default under the 540 West Madison Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

■	Property Management. The 540 West Madison Property is currently managed by 540 General Manager LLC. Under the 540 West Madison Loan documents, the 540 West Madison Property is required to remain managed by 540 General Manager LLC, the borrower, an affiliate of the borrower that is not the subject of a bankruptcy proceeding, or any of Lincoln Property, CBRE, DTZ, Cushman & Wakefield, JLL, Colliers, Newmark, Hines, or their respective affiliate or satisfies certain requirements as set forth in the 540 West Madison Loan documents. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower, subject to lender’s reasonable approval (i) during the continuance of an event of default under the 540 West Madison Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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540 West Madison

■	Permitted Preferred Equity. The 540 West Madison Loan documents permit a future preferred equity investment in an entity that owns the mezzanine borrower (but not the mezzanine borrower itself), subject to satisfaction of certain conditions set forth in the 540 West Madison Loan documents, including among others: (a) the amount of such preferred equity may not exceed $122.5 million, (b) the holder(s) of such preferred equity interest or the persons that own (directly or indirectly) more than 50% of the beneficial interests in such preferred equity holder(s) and control such preferred equity holder(s) are required to have an aggregate net worth, excluding their interest in the 540 West Madison Property, of at least $250 million, (c) any and all preferred equity contributions are required to be subject and subordinate to all amounts payable to the lender with respect to the 540 West Madison Whole Loan and all amounts payable to the mezzanine lender under the mezzanine loan, all reserves required under the 540 West Madison loan documents and all amounts required for the borrower to operate the 540 West Madison Property, (d) any such preferred equity interest are not permitted to be transferable or subject to a pledge or other encumbrance, except that the preferred equity interest may be transferred or pledged to one or more holders with an aggregate net worth, excluding the 540 West Madison Property, of at least $250 million, (e) the holder of any such preferred equity interest is not permitted to have actual or effective control over the normal operation of the borrower or the 540 West Madison Property and the right to approve or to veto major decisions will not, in and of itself, constitute actual or effective control), (f) the remedies of the holder of such preferred equity are required to be subordinate to the lien of the 540 West Madison Loan documents in all respects, cannot include any foreclosure-like remedies and may not be exercisable until the 540 West Madison Whole Loan is repaid in full, (g) such preferred equity interest may not have a mandatory redemption date earlier than the maturity date of the 540 West Madison Whole Loan, (h) the preferred equity interest may not be secured by any real or personal property of the borrower, including the 540 West Madison Property, and (i) the holder of such preferred equity interest may have the right to force a sale of the 540 West Madison Property, but only following the fifth anniversary of the issuance thereof and then only if the sale occurs simultaneously with the defeasance of the 540 West Madison Whole Loan in full or the sale price exceeds $615 million and satisfies all requirements related to assumptions and equity transfers set forth in the 540 West Madison Loan documents.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the 540 West Madison Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the 540 West Madison Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $100,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 540 West Madison Property are separately allocated to the 540 West Madison Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

U.S. Industrial Portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

U.S. Industrial Portfolio

MAP © 2016 CARTIFACT
CANADA
MEXICO
Pacific Ocean
Atlantic Ocean
Gulf of Mexico
Seattle
Minneapolis
Denver
Sacramento
San Francisco
Las Vegas
Los Angeles
San Diego
Phoenix
Chicago
Detroit
Indianapolis
Cincinnati
Washington DC
Philadelphia
Baltimore
Boston
Buffalo
Cleveland
Columbus
St Louis
Nashville
Memphis
Charlotte
Atlanta
Dallas
Fort Worth
Houston
San Antonio
Austin
New Orleans
Jacksonville
Orlando
Tampa
Miami

U.S. Industrial Portfolio

#	Property Name	Address	City/State	Zip Code
1	Hannibal	3851 and 3855 Santa Fe Avenue and 2226, 2230, 2240, 2250 and 2332 East 38th Street	Vernon, CA	90058
2	Kiaco	2411 and 2415 North Santa Fe Avenue, 419, 438, 505, 507, 514, 520, 531 and 537 East Euclid Avenue and 430 East Carlin Avenue	Compton, CA	90222
3	New WinCup - Phoenix	7980 West Buckeye Road	Tolleson, AZ	85353
4	Worlds Finest Chocolates	4825 South Lawndale Avenue	Chicago, IL	60632
5	SET - MI	36211 South Huron Road	Huron Township, MI	48164
6	Plaid - Decatur	2331 Mellon Court	Decatur, GA	30035
7	Oracle Packaging	220 Polo Road	Winston-Salem, NC	27105
8	TestAmerica - West SAC	880 Riverside Parkway	West Sacramento, CA	95605
9	TestAmerica - Arvada	4955 Yarrow Street	Arvada, CO	80002
10	Northwest Mailing Service	5401-5501 West Grand Avenue	Chicago, IL	60639
11	Lyons	11301-11401 Electron Drive	Louisville, KY	40299
12	Wilbert Plastics	2930 Greenville Highway	Easley, SC	29640
13	Angstrom Graphics	4437 East 49th Street	Cuyahoga Heights, OH	44125
14	New WinCup - Stone Mountain	4600-4680 Lewis Road	Stone Mountain, GA	30083
15	Universal Pool - Armory	300 West Armory Drive	South Holland, IL	60473
16	Jade Sterling - IL	5100 West 73rd Street and 7201 South Leamington Avenue	Bedford Park, IL	60638
17	Plaid - Norcross	3225 Westech Drive	Norcross, GA	30092
18	Phillips and Temro	9700 West 74th Street	Eden Prairie, MN	55344
19	TestAmerica - Savannah	5102 LaRoche Avenue	Savannah, GA	31404
20	Hover-Davis	100 Paragon Drive	Rochester, New York	14624
21	Jade-Sterling - OH	200 Francis D Kenneth Drive and 2300 East Aurora Road	Twinsburg and Aurora, OH	44087 and 44202
22	Fitz Aerospace	6625 Iron Horse Boulevard	North Richland Hills, TX	76180
23	MVP Charleston	1031 LeGrand Boulevard	Charleston, SC	29492
24	Paragon Tech	5775 East Ten Mile Road	Warren, MI	48091
25	Aramsco and Bulls Eye	1480 Grandview Avenue	West Deptford Township, NJ	8066
26	Shale-Inland	9500, 9521, 9545-9555 Ainslie Street and	Schiller Park, IL	60176
27	M.P. Pumps	34800 Bennett Drive	Fraser, MI	48026
28	TestAmerica - Pensacola	3355 McLemore Drive	Pensacola, FL	32514
29	Microfinish	4001 Gratiot Avenue and 3981 Sarpy Avenue	St. Louis, MO	63110
30	MVP Mayfield	112 Industrial Road	Mayfield, KY	42066
31	Builders FirstSource	1602 Industrial Park Drive	Plant City, FL	33566
32	Banner	17382 Foltz Parkway	Strongsville, OH	44149
33	SET - IN	1 Steel Way	North Vernon, IN	47265
34	Progressive Metal	1200, 1300 & 1460 Channing Avenue	Ferndale, MI	48220
35	Universal Pool - 168th	2 West 168th Street	South Holland, IL	60473
36	SITEL	1417 North Magnolia Avenue	Ocala, FL	34475
37	TestAmerica - Tallahassee	2846 Industrial Plaza Drive	Tallahassee, FL	32301
38	Texas Die Casting	600 South Loop 485	Gladewater, TX	75647
39	TestAmerica - Corpus Christi	1733 North Padre Island Drive	Corpus Christi, TX	78408

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	39	Loan Seller	GSMC
Location (City/State)	Various, Various	Cut-off Date Principal Balance(5)	$85,000,000
Property Type	Industrial	Cut-off Date Principal Balance per SF(2)	$48.84
Size (SF)	6,298,728	Percentage of Initial Pool Balance	8.0%
Total Occupancy as of 9/1/2016	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2016	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1927-2000 / 1960-2015	Mortgage Rate	3.9740%
Appraised Value(1)	$456,000,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)(3)	NAP
		Original Interest Only Period (Months)	NAP

Underwritten Revenues	$38,164,081
Underwritten Expenses	$6,929,372	Escrows
Underwritten Net Operating Income (NOI)	$31,234,709		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$28,821,261	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	67.5%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	64.2%	Replacement Reserve(6)	$1,259,746	$0
DSCR Based on Underwritten NOI / NCF(2)(3)(4)	2.25x / 2.08x	TI/LC(7)	$3,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.2% / 9.4%	Other(8)	$5,816,966	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$307,640,000	100.0%	Loan Payoff	$228,343,570	74.2%
			Preferred Equity Redemption(9)	66,295,679	21.5
			Reserves	10,076,712	3.3
			Closing Costs	2,924,039	1.0

Total Sources	$307,640,000	100.0%	Total Uses	$307,640,000	100.0%

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the U.S. Industrial Portfolio Properties of $422,640,000 plus an 8.0% portfolio premium. The Cut-off Date LTV Ratio for the U.S. Industrial Portfolio Whole Loan calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium is 72.8%. See “—Appraisals” below.
(2)	Calculated based on the aggregate outstanding balance of the U.S. Industrial Portfolio Whole Loan. See “—The Mortgage Loan” below.
(3)	The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period.
(4)	The DSCR Based on Underwritten NOI / NCF is calculated using the aggregate debt service for the 12-month period commencing on the due date in October 2016.
(5)	The Cut-off Date Principal Balance of $85,000,000 represents the controlling note A-1 of a $307,640,000 whole loan evidenced by four pari passu notes.
(6)	Replacement reserve is capped at $1,259,746. See “—Escrows” below.
(7)	TI/LC reserve is capped at $4,500,000. See “—Escrows” below.
(8)	See “—Escrows” below.
(9)	Preferred Equity Redemption represents a partial redemption of an existing preferred equity position.

■	The Mortgage Loan. The mortgage loan (the “U.S. Industrial Portfolio Loan”) is part of a whole loan (the “U.S. Industrial Portfolio Whole Loan”) comprised of four pari passu notes that are secured by first mortgages encumbering the borrowers’ fee simple interests in 39 industrial properties located in 17 states (the “U.S. Industrial Portfolio Properties”). The U.S. Industrial Portfolio Loan (evidenced by note A-1), which represents a controlling interest in the U.S. Industrial Portfolio Whole Loan, has an outstanding principal balance as of the Cut-off Date of $85,000,000 and represents approximately 8.0% of the Initial Pool Balance. The related companion loans (the “U.S. Industrial Portfolio Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $222,640,000 and are evidenced as of the Cut-off Date by a $75,000,000 non-controlling note A-2, a $75,000,000 non-controlling note A-3, and a $72,640,000 non-controlling note A-4, each of which is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions or otherwise transferred at any time. The U.S. Industrial Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on September 1, 2016. The U.S. Industrial Portfolio Whole Loan has an outstanding principal balance as of the Cut-off Date of $307,640,000, and each note has an interest rate of 3.9740% per annum. The borrower utilized the proceeds of the U.S. Industrial Portfolio Whole Loan to refinance existing debt, return equity to the borrower sponsor, fund reserves and pay origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The U.S. Industrial Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The U.S. Industrial Portfolio Loan requires monthly payments (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the U.S. Industrial Portfolio Loan during the related interest accrual period of interest. The scheduled maturity date of the U.S. Industrial Portfolio Loan is the due date in September 2026. Voluntary prepayment of the U.S. Industrial Portfolio Loan is prohibited prior to the due date in June 2026. Provided that no event of default under the U.S. Industrial Portfolio Loan is continuing, at any time after the earlier to occur of (a) the third anniversary of the origination date of the U.S. Industrial Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last U.S. Industrial Portfolio Companion Loan is deposited, the U.S. Industrial Portfolio Loan may be defeased in full (or partially defeased in connection with the release of one or more buildings comprising the U.S. Industrial Portfolio Properties or to increase the debt service coverage ratio to 1.25x to avoid a U.S. Industrial Portfolio Trigger Period as described below under “—Escrows” or to be entitled to proceeds in connection with a restoration) with direct, non-callable obligations of the United States of America.

■	The Mortgaged Properties. The U.S. Industrial Portfolio is comprised of 39 properties built between 1927 and 2000, located in 17 states. The U.S. Industrial Portfolio consists of 6,298,728 SF and Total and Owned Occupancy are both 100.0%.

The following table presents certain information relating to the U.S. Industrial Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW NCF
Hannibal	Vernon	CA	$11,107,571	429,122	Various	$55,500,000	$3,988,115
Kraco	Compton	CA	8,205,593	364,440	Various	41,000,000	2,841,945
New WinCup - Phoenix	Tolleson	AZ	5,944,052	322,070	1989	29,700,000	1,596,979
Worlds Finest Chocolates	Chicago	IL	4,002,728	434,252	1953	20,000,000	1,309,206
SET - MI	Huron Township	MI	3,882,647	284,351	1988	19,400,000	1,333,913
Plaid - Decatur	Decatur	GA	3,576,500	282,514	1983	15,800,000	860,671
Oracle Packaging	Winston-Salem	NC	3,137,138	437,911	1962	15,675,000	964,701
TestAmerica - West SAC	West Sacramento	CA	2,901,978	66,203	1994	14,500,000	1,060,409
TestAmerica - Arvada	Arvada	CO	2,421,651	57,966	1984	12,100,000	753,638
Northwest Mailing Service	Chicago	IL	2,321,583	228,032	1957	11,600,000	912,770
Lyons	Louisville	KY	2,231,521	172,758	Various	11,150,000	707,042
Wilbert Plastics	Easley	SC	2,177,484	257,086	1990	10,880,000	685,612
Angstrom Graphics	Cuyahoga Heights	OH	2,161,473	231,505	Various	10,800,000	695,720
New WinCup - Stone Mountain	Stone Mountain	GA	2,151,466	220,380	1966	10,750,000	722,727
Universal Pool - Armory	South Holland	IL	2,021,378	240,255	1971	10,100,000	653,918
Jade-Sterling - IL	Bedford Park	IL	1,801,228	215,389	1954	9,000,000	820,689
Plaid - Norcross	Norcross	GA	1,801,228	71,620	2000	9,000,000	677,922
Phillips and Temro	Eden Prairie	MN	1,771,207	101,680	1974	8,850,000	513,176
TestAmerica - Savannah	Savannah	GA	1,761,200	54,284	1988	8,800,000	570,146
Hover-Davis	Rochester	NY	1,741,187	66,100	2000	8,700,000	781,819
Jade-Sterling - OH	Twinsburg and Aurora	OH	1,731,180	174,511	Various	8,650,000	678,884
Fitz Aerospace	North Richland Hills	TX	1,601,091	129,000	1976	8,000,000	530,137
MVP Charleston	Charleston	SC	1,460,996	108,000	2000	7,300,000	549,741
Paragon Tech	Warren	MI	1,440,982	88,857	1956	7,200,000	623,407
Aramsco and Bulls Eye	West Deptford Township	NJ	1,380,941	99,783	1970	6,900,000	434,864
Shale-Inland	Schiller Park	IL	1,300,887	193,789	Various	6,500,000	391,726
M.P. Pumps	Fraser	MI	1,074,732	81,769	1983	5,370,000	377,772
TestAmerica - Pensacola	Pensacola	FL	1,040,709	21,911	1995	5,200,000	402,385
Microfinish	St. Louis	MO	870,594	144,786	1976	4,350,000	249,144
MVP Mayfield	Mayfield	KY	865,590	101,244	1994	4,325,000	306,233
Builders FirstSource	Plant City	FL	788,537	116,897	1985	3,940,000	231,840
Banner	Strongsville	OH	750,512	58,450	1989	3,750,000	331,329
SET - IN	North Vernon	IN	680,464	117,376	1955	3,400,000	259,727
Progressive Metal	Ferndale	MI	614,419	58,250	1950	3,070,000	244,716
Universal Pool - 166th	South Holland	IL	590,402	109,814	1969	2,950,000	176,420
SITEL	Ocala	FL	546,372	46,812	1960	2,730,000	191,249
TestAmerica - Tallahassee	Tallahassee	FL	430,293	16,500	1989	2,150,000	165,194
Texas Die Casting	Gladewater	TX	420,286	78,177	Various	2,100,000	135,108
TestAmerica - Corpus Christi	Corpus Christi	TX	290,198	14,884	1986	1,450,000	90,264
Total / Wtd. Avg.			$85,000,000	6,298,728		$422,640,000	$28,821,261

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants for the U.S. Industrial Portfolio Properties:

Ten Largest Tenants on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Hannibal Industries, Inc(2)	NR / NR / NR	429,122	6.8%	$4,579,754	13.3%	$10.67	3/31/2028	2, 5-year options
TestAmerica Laboratories, Inc.(3)	NR / NR / NR	231,748	3.7	3,427,496	9.9	14.79	6/30/2027	NA
Kraco Enterprises, LLC(4)	NR / NR / NR	364,440	5.8	3,094,900	9.0	8.49	8/31/2028	4, 5-year options
New WinCup Holdings, Inc.	NR / NR / NR	542,450	8.6	3,067,106	8.9	5.65	12/31/2026	2, 5-year options
SET Enterprises, Inc.	NR / NR / NR	401,727	6.4	1,872,007	5.4	4.66	6/30/2031	NA
Plaid Enterprises, Inc.	NR / NR / NR	354,134	5.6	1,841,402	5.3	5.20	10/31/2024	NA
Jade-Sterling Steel Co., Inc.(5)	NR / NR / NR	389,900	6.2	1,812,729	5.3	4.65	4/30/2023	2, 5-year options
World’s Finest Chocolate, Inc.(6)	NR / NR / NR	434,252	6.9	1,564,450	4.5	3.60	7/31/2027	2, 5-year options
Oracle Flexible Packaging, Inc.	NR / NR / NR	437,911	7.0	1,209,252	3.5	2.76	7/31/2030	NA
MVP Group International, Inc(7)	NR / NR / NR	209,244	3.3	1,062,366	3.1	5.08	4/30/2022	NA
Ten Largest Tenants		3,794,928	60.2%	$23,531,461	68.2%	$6.20
Remaining Tenants		2,503,800	39.8	10,962,237	31.8	4.38
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		6,298,728	100.0%	$34,493,698	100.0%	$5.48

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Hannibal Industries, Inc subleases approximately 36,108 SF of its space to LexWest, LLC.
(3)	TestAmerica Laboratories, Inc. leases space at six properties, which all expire 6/30/2027, comprised of: TestAmerica - Arvada: 57,966 SF; $14.41 underwritten base rent per SF; TestAmerica - Corpus Christi: 14,884 SF; $6.80 underwritten base rent per SF; TestAmerica - Pensacola: 21,911 SF; $20.65 underwritten base rent per SF; TestAmerica - Savannah: 54,284 SF; $12.65 underwritten base rent per SF; TestAmerica - Tallahassee: 16,500 SF; $11.12 underwritten base rent per SF; TestAmerica - West SAC: 66,203 SF; $17.64 underwritten base rent per SF.
(4)	Kraco Enterprises, LLC subleases approximately 13,430 SF of its space to Compton Steel Co. Inc. and some of its parking lot to Morrell’s Electroplating, Inc.
(5)	Jade-Sterling Steel Co., Inc. subleases approximately 6,500 SF of its space to M. Block & Sons, Inc. Jade-Sterline Steel Co. also subleases approximately 22,600 SF to Soft-Lite, LLC, approximately 5,928 SF to Godfrey & Wing and approximately 2,500 SF to Automation Plastics on a month-to-month basis.
(6)	World’s Finest Chocolate, Inc. subleases approximately 64,912 SF of its space to Barry Callebaut U.S.A. LLC.
(7)	MVP Group International, Inc leases space at two properties, which both expire 4/30/2022, comprised of MVP Charleston: 108,000 SF; $6.52 underwritten base rent per SF and MVP Mayfield: 101,244 SF; $3.54 underwritten base rent per SF. MVP Charleston subleases approximately 75,000 SF of its space to CLT Air Freight Carrier, LLC.

The following table presents certain information relating to the lease rollover schedule for the U.S. Industrial Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	116,700	1.9	1.9%	659,402	1.9	5.65	2
2021	116,897	1.9	3.7%	331,224	1.0	2.83	1
2022	209,244	3.3	7.0%	1,062,366	3.1	5.08	2
2023	959,590	15.2	22.3%	4,937,149	14.3	5.15	6
2024	644,454	10.2	32.5%	3,656,333	10.6	5.67	5
2025	0	0.0	32.5%	0	0.0	0.00	0
2026	542,450	8.6	41.1%	3,067,106	8.9	5.65	2
2027 & Thereafter	3,709,393	58.9	100.0%	20,780,117	60.2	5.60	21
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	6,298,728	100.0%		$34,493,698	100.0%	$5.48	39

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical occupancy for the U.S. Industrial Portfolio Properties:

Historical Leased %(1)

2013	2014	2015	As of 9/1/2016
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy as of December 31 for the indicated year unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the U.S. Industrial Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 5/31/2016	Underwritten(2)(3)	Underwritten $ per SF
Base Rental Revenue	$31,183,647	$31,857,526	$32,564,740	$32,944,523	$34,493,698	$5.48
Reimbursement Revenue	4,920,332	5,771,348	5,539,855	5,465,585	5,894,557	0.94
Other Revenue	149,701	78,880	0	0	0	0.00
Gross Revenue	$36,253,680	$37,707,754	$38,104,595	$38,410,108	$40,388,255	$6.41
Vacancy Loss	0	0	0	0	(2,224,174)	(0.35)
Effective Gross Revenue	$36,253,680	$37,707,754	$38,104,595	$38,410,108	$38,164,081	$6.06

Expenses	$5,132,150	$6,201,533	$5,737,748	$5,633,516	$6,258,879	$0.99
Management Fee	833,213	833,210	833,210	833,220	670,493	0.11
Total Operating Expenses	$5,965,363	$7,034,743	$6,570,958	$6,466,736	$6,929,372	$1.10

Net Operating Income	$30,288,317	$30,673,011	$31,533,638	$31,943,372	$31,234,709	$4.96
Tenant Improvements	0	0	0	0	1,783,576	0.28
Replacement Reserves	0	0	0	0	629,873	0.10
Net Cash Flow	$30,288,317	$30,673,011	$31,533,638	$31,943,372	$28,821,261	$4.58

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of September 1, 2016 and contractual rent steps through September 1, 2017.
(3)	Underwritten cash flow assumes market vacancy for the submarkets in which the properties are located.

■	Appraisals. According to an appraisal, the U.S. Industrial Portfolio Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 8.0% portfolio premium, of $456,000,000 as of December 31, 2015. The aggregate “as-is” value of the U.S. Industrial Portfolio Properties without the portfolio premium is $422,640,000.

■	Environmental Matters. According to Phase I environmental reports, dated between December 2, 2015 and December 8, 2015, there are no recognized environmental conditions or recommendations for further action at the U.S. Industrial Portfolio Properties other than (a) a recommendation for an asbestos operations and maintenance (O&M) plan at 24 properties and (b) the monitoring of the remediation of other historical environmental issues as further described under “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Market Overview and Competition. The U.S Industrial Portfolio consists of 39 properties in 17 states. The following highlights the four largest markets by allocated loan amount:

Los Angeles, California (22.7% of Cut-off Date Allocated Loan Amount): The Los Angeles industrial market has approximately 935.6 million SF of industrial space, an average rent of $7.26 per SF/year with vacancy of 4.5%.

Chicago, Illinois (14.2% of Cut-off Date Allocated Loan Amount): The Chicago industrial market currently has approximately 1.2 billion SF of industrial space, an average rent of $5.64 per SF/year with vacancy of 10.6%.

Detroit, Michigan (8.3% of Cut-off Date Allocated Loan Amount): The Detroit industrial market currently has approximately 534.2 million SF of industrial space, an average rent of $4.62 per SF/year, with vacancy of 9.4%.

Phoenix, Arizona (7.0% of Cut-off Date Allocated Loan Amount): The Phoenix industrial market currently has approximately 291.0 million SF of industrial space, an average rent of $5.35 per SF/year with vacancy of 13.0%.

■	The Borrowers. The U.S. Industrial Portfolio Loan was made to 39, single-purpose, single-asset entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the U.S. Industrial Portfolio Whole Loan. The non-recourse carveout guarantors under the U.S. Industrial Portfolio Loan are, collectively, jointly and severally, Michael W. Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Allen Crosswell, Tod Greenwood and Troy MacMane, each an individual.

■	Escrows. On the origination date, the borrowers funded (i) a replacement reserve in the amount of $1,259,746, (ii) a tenant improvement and leasing commissions reserve in the amount of $3,000,000, and (iii) an expansion reserve for the Plaid – Decatur property, in the amount of $6,374,500 (a portion of which, in the amount of $557,534, was disbursed to the borrower resulting in $5,816,966 remaining in the respective escrow account at origination), to create additional space for manufacturing and storage space pursuant to an expansion and extension of an existing lease. The construction total cost is estimated to be $5,795,000. Construction is anticipated to begin immediately and is anticipated to take up to one year.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless (a) in the case of taxes, a tenant is obligated under its lease to pay the taxes directly to the appropriate taxing authority (or to the borrower as landlord under a triple-net lease for payment to the appropriate taxing authority) and such amounts are actually paid and (b) in the case of insurance premiums, the borrowers are maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, or, if a tenant is obligated to and actually maintains such insurance (ii) the U.S. Industrial TI/LC Amount to a tenant improvements and leasing commissions account, and (iii) beginning on the second anniversary of the origination date, a capital expenditure reserve in an amount equal to $52,489, capped at $1,259,746.

“U.S. Industrial TI/LC Amount” means an amount, commencing on September 1, 2021 (or earlier if funds on deposit therein are less than $1,500,000) equal to $150,000 until funds deposited into such account equal $4,500,000. No additional reserves are required thereafter until such time as funds on deposit therein are less than $1,500,000, and on each due date thereafter, the borrower will be required to resume monthly deposits in an amount equal to the lesser of (x) $150,000 and (y) the amount necessary to cause the tenant improvements and leasing commissions reserve account to contain funds equal to $1,500,000.

In addition, on each due date during the continuance of a U.S. Industrial Portfolio Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “U.S. Industrial Portfolio Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.25x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.25x, or (ii) following the occurrence and during the continuance of an event of default under the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Lockbox and Cash Management. The U.S. Industrial Portfolio Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account, and require that all cash revenues relating to the U.S. Industrial Portfolio Properties and all other money received by the borrowers or the property manager with respect to the U.S. Industrial Portfolio Properties be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day that no U.S. Industrial Portfolio Trigger Period or event of default under the loan agreement is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a U.S. Industrial Portfolio Trigger Period or event of default under the loan agreement, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and if a U.S. Industrial Portfolio Trigger Period is continuing (or, at the lender’s discretion, during the continuance of an event of default under the related loan documents), be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account. During the continuance of an event of default under the U.S. Industrial Portfolio Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the U.S. Industrial Portfolio Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the U.S. Industrial Portfolio Properties, in such order of priority as the lender may determine.

■	Property Management. The U.S. Industrial Portfolio Properties are managed by Brennan Management, LLC, an affiliate of the borrowers, pursuant to a management agreement. Under the related loan documents, the U.S. Industrial Portfolio Properties are required to remain managed by Brennan Management, LLC or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with (a) a property manager with at least 5 years’ experience in the business of managing at least 3,000,000 leasable square feet of properties comparable to the U.S. Industrial Portfolio Properties who is not subject to a bankruptcy or similar insolvency or (b) any other property manager reasonably approved by the lender and subject to receipt of Rating Agency Confirmation, and if an affiliate of the borrower, the receipt of an additional insolvency opinion if (i) the property manager becomes bankrupt or insolvent, (ii) a material default by the property manager occurs under the management agreement and is not cured within any applicable notice and cure period thereunder and the borrowers have the right to terminate the management agreement pursuant to its terms and provisions, or (iii) following an event of default and acceleration of the U.S. Industrial Portfolio Loan.

■	Release of Collateral. Provided no event of default under the U.S. Industrial Portfolio Loan has occurred and is continuing, the borrowers have the right after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last U.S. Industrial Portfolio Companion Loan is deposited and (ii) the third anniversary of the origination of the U.S. Industrial Portfolio Loan to obtain release of one or more of the U.S. Industrial Portfolio Properties in conjunction with a transfer of such building to an unaffiliated third party, subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to the lesser of (x) the sum of 115% of the allocated loan amount of the individual U.S. Industrial Portfolio Properties so released and (y) the portion of the outstanding principal balance of the U.S. Industrial Portfolio Whole Loan that has not been defeased as of the date of such release, (ii) after giving effect to such release, the debt service coverage ratio (calculated in accordance with the related loan documents) for the trailing 12-month period, recalculated to include only income and expense attributable to the portion of the U.S. Industrial Portfolio Properties remaining after the contemplated release and to exclude the interest expense on the aggregate amount defeased in connection with such release, is equal to or greater than the greater of (x) 2.20x and (y) the lesser of (i) 2.55x and (ii) debt service coverage ratio immediately prior to such release, and (iii) compliance with REMIC requirements. Subject to the satisfaction of certain conditions, borrower has the right to obtain releases of vacant, non-income producing parcels for which no material value was assigned under the appraisals obtained by lender in connection with the origination.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Terrorism Insurance. The insurance policies obtained by the borrowers are required under the loan documents to cover perils of terrorism and acts of terrorism in an amount equal to the full replacement cost of the U.S. Industrial Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity until the earlier of 6 months following restoration and the date on which income returns to the same level it was at prior to the loss) at all times during the term of the U.S. Industrial Portfolio Loan, provided, that the borrowers are not be required to spend more than two times the cost of the premiums paid by the borrower for the property and casualty insurance required to be maintained under the U.S. Industrial Portfolio Loan documents. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the U.S. Industrial Portfolio Properties are separately allocated to the U.S. Industrial Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
Hialeah Hospital
Miami Springs
Doral
NW 25TH ST
NW 107TH AVE
Dolphin Mall
Miami International Mall
MIAMI INTERNATIONAL AIRPORT
NW 36TH ST
NW 20TH ST
The Shops at Midtown Miami
NW 7TH ST
W FLAGLER ST
Metropolitan Hospital
Mall of The Americas
Marlins Ballpark
American Airlines Arena
Bayside Market Place
CBD
SW 8TH ST
Miami
The Shops at Mary Brickell Village
Florida International University
West Miami
GRANADA BLVD
SW 42ND AVE
SW 37TH AVE
SW 27TH AVE
SW 24TH ST
Coral Gables
Mercy Hospital
Miami Children's Hospital
Kendall Regional Medical Center
SW 40TH ST
Village of Merrick Park
Mayfair Shops
SW 87TH AVE
University of Miami
SW 56TH ST
SW 107TH AVE
SW 97TH AVE
SW 57TH AVE
Shops at Sunset Place
SW 72ND ST
South Miami
Dadeland Mall
Kendale Lakes Plaza
SW 88TH ST
Baptist Hospital of Miami
Miami Dade College-Kendall
SW 67TH AVE
SW 57TH AVE
SW 104TH ST
SW 112TH ST
Biscayne Bay
The Falls
8888 Southwest 136th Street
Miami, FL 33176
SW 120TH ST
MIAMI EXECUTIVE AIRPORT
SW 144TH ST
Jackson South Community Hospital
SW 152ND ST
University of Miami -Richmond
SW 168TH ST
S DIXIE HWY
Palmetto Bay
SW 184TH ST
Cutler Bay
OLD CUTLER RD
Southland Mall
Fort Lauderdale
Davie
Pembroke Pines
Dania Beach
Miramar
Hollywood
Miami Gardens
Aventura
Atlantic Ocean
Hialeah
Miami Beach
Doral
Fountainebleau
Miami
Tamiami
Coral Gables
Kendall

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Miami, Florida	Cut-off Date Principal Balance(4)		$70,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(2)		$178.68
Size (SF)	839,507	Percentage of Initial Pool Balance		6.6%
Total Occupancy as of 6/30/2016(1)	97.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/30/2016(1)	97.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1980 / 1996	Mortgage Rate		3.4500%
Appraised Value	$305,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$26,070,491
Underwritten Expenses	$7,632,799	Escrows
Underwritten Net Operating Income (NOI)	$18,437,693		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,642,511	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	49.2%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	49.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)(3)	3.51x / 3.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)(3)	12.3% / 11.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$150,000,000	100.0%	Loan Payoff	$102,791,929	68.5%
			Principal Equity Distribution	45,980,278	30.7
			Closing Costs	1,227,793	0.8

Total Sources	$150,000,000	100.0%	Total Uses	$150,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy includes (i) multiple temporary tenants, three tenants totaling 7,512 SF (Charming Charlie: 3,974 SF, Hanna Andersson: 1,905 SF and Motherhood Maternity: 1,633 SF) that have executed leases, but have not opened for business or begun paying rent, (ii) one tenant (A’Gaci: 7,559 SF) with a lease that is out for signature and has not opened for business or begun paying rent and (iii) one tenant (Aeropostale 4,503 SF), that has filed for bankruptcy, but is currently in-place and paying rent. We cannot assure you that these five tenants will either take occupancy, begin paying rent, execute a lease or continue paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these five tenants are both 95.2%.

(2)	Calculated based on the aggregate outstanding principal balance of The Falls Whole Loan. See “—The Mortgage Loan” below.

(3)	DSCR based on Underwritten NOI / NCF and Debt Yield Based on Underwritten NOI / NCF includes Aeropostale, which has filed for bankruptcy but is currently in-place and paying rent. Excluding Aeropostale, DSCR based on Underwritten NOI / NCF are 3.43x and 3.28x, respectively, and Debt Yield based on Underwritten NOI / NCF are 12.0% and 11.5% respectively.

(4)	The Cut-off Date Principal Balance of $70,000,000 represents the non-controlling note A-4 of a $150,000,000 whole loan evidenced by four pari passu notes.

■	The Mortgage Loan. The mortgage loan (“The Falls Loan”) is part of a whole loan (“The Falls Whole Loan”) evidenced by four pari passu notes that are secured by a first mortgage encumbering the borrowers’ fee simple interests in a retail property located in Miami, Florida (“The Falls Property”). The Falls Loan (evidenced by note A-4), which represents a non-controlling interest in The Falls Whole Loan, has an outstanding principal balance as of the Cut-off Date of $70,000,000 and represents approximately 6.6% of the Initial Pool Balance. The related companion loans (“The Falls Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000 and are evidenced by a controlling note A-1, non-controlling note A-2, and non-controlling note A-3, each of which is currently held by UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) and are expected to be contributed to one or more future securitization transactions or otherwise transferred at any time. The Falls Whole Loan was co-originated by UBS AG and Goldman Sachs Mortgage Company on August 15, 2016. The Falls Whole Loan has an outstanding principal balance as of the Cut-off Date of $150,000,000, and each note has an interest rate of 3.4500% per annum. The borrower utilized the proceeds of The Falls Whole Loan to refinance existing debt, pay origination costs, and return equity to the borrower sponsors.

The Falls Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Falls Loan requires interest only payments on each due date through the scheduled maturity date in September 2026. Voluntary prepayment of The Falls Loan is permitted on and after the due date in March 2026 without payment of any yield maintenance or prepayment premium. Provided that no event of default under The Falls Loan is continuing, at any time after the earlier to occur of (i) October 1, 2019 and (ii) the second anniversary of the closing date of the securitization into which the last piece of The Falls Whole Loan is deposited, The Falls Loan may be defeased in full with direct, non-callable obligations of the United States of America or, subject to Rating Agency Confirmation, certain other “government securities” that are not subject to prepayment, call or early redemption.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Property. The Falls Property is an 839,507 SF open-air, regional mall approximately 13.0 miles southwest of the Miami, Florida CBD. The Falls Property was built in 1980 and is occupied by approximately 94 tenants with a waterscape and tropical foliage extending down the middle of the mall. The Falls Property includes anchor tenants Bloomingdale’s (225,000 SF), Macy’s (230,000 SF) and Regal Cinemas (12 Screens) and other national tenants including the Apple Store, The Fresh Market (ground lease), American Girl, Love Culture and The Gap/Gap Kids. The largest tenant, Macy’s (27.4% of GLA and 3.2% of underwritten base rent), currently occupies 230,000 SF and has been a tenant at The Falls Property since October 1996. Excluding Macy’s and Bloomingdale’s, no tenant represents more than 4.7% of total GLA or 5.5% of underwritten base rent.

As of June 30, 2016, The Falls Property generated in-line comparable (less than 10,000 SF) sales of $617 per SF, resulting in an in-line comparable (less than 10,000 SF) occupancy cost of 12.8%. Excluding the Apple Store, The Falls Property generated in-line comparable (less than 10,000 SF) estimated sales of $460 per SF with an occupancy cost of 17.3%. As of June 30, 2016, Total Occupancy and Owned Occupancy were both 97.5%.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at The Falls Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Leased GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Macy’s	NR / Baa2 / BBB	230,000	27.4%	Yes	$801,000	$3.48	7/31/2027	$140	2.5%	5, 10-year options
Bloomingdale’s(4)	NR / Baa2 / BBB	225,000	26.8	Yes	$241,368	$1.07	1/28/2022	$92	1.2%	NA
Regal Cinemas	NR / NR / B+	39,746	4.7	Yes	$888,772	$22.36	1/31/2019	$494,838	15.0%	1, 5-year option
Total Anchors		494,746	58.9%

Jr. Anchors
The Fresh Market(5)	NR / NR / NR	21,720	2.6%	Yes	$450,788	$20.75	8/31/2022	NA	NA	6, 5-year options
American Girl	BBB+ / Baa1 / BBB	15,840	1.9	Yes	$908,372	$57.35	2/28/2023	$455	12.0%	1, 5-year option
Love Culture	NR / NR / NR	12,152	1.4	Yes	$335,536	$27.61	6/30/2022	$105	25.2%	NA
Merrill Lynch	NR / NR / NR	12,000	1.4	Yes	$459,300	$38.28	6/30/2017	NA	NA	NA
The Gap/Gap Kids	BB+ / Baa2 / BB+	11,365	1.4	Yes	$840,190	$73.93	1/31/2018	$281	26.0%	NA
Total Jr. Anchors		73,077	8.7%

Occupied In-line(6)		243,884	29.1%		$19,519,250	$80.03
Occupied Other(7)		6,726	0.8%		$691,905	$74.97
Vacant Spaces		21,074	2.5%		$0	$0.00

Total Owned SF		839,507	100.0%
Total SF		839,507	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales are based off of the trailing twelve month period ending June 30, 2016, as provided by the borrower.

(3)	Sales for Regal Cinemas are on a per screen basis; the theater has 12 screens.

(4)	Bloomingdale’s has a lease termination option at any time with 18 months’ notice.

(5)	The Fresh Market is a ground lease tenant. The borrower owns the land, and the tenant owns the improvements.

(6)	Includes three tenants totaling 7,512 SF (Charming Charlie: 3,974 SF, Hanna Andersson: 1,905 SF and Motherhood Maternity: 1,633 SF) that have executed leases, but have not opened for business or begun paying rent, one tenant (A’Gaci: 7,559 SF) with a lease that is out for signature and has not opened for business or begun paying rent and one tenant (Aeropostale 4,503 SF), that has filed for bankruptcy, but is currently in-place and paying rent. We cannot assure you that these five tenants will either take occupancy, begin paying rent, execute a lease or continue paying rent as anticipated or at all.

(7)	Includes two ground lease tenants (Red Robin Gourmet Burgers: 6,223 SF, $284,356 total rent and Sun Bank of Miami: 1 SF; $187,705 total rent). The borrower owns the land, and each respective tenant owns the improvements. Sun Bank of Miami is not included in the total rent per SF calculation.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Falls Property based on initial lease expiration dates:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Leased GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
American Girl	BBB+ / Baa1 / BBB	15,840	1.9%	$891,475	5.5%	$56.28	2/28/2023	$455	12.0%	1, 5-year option
Regal Cinemas	NR / NR / B+	39,746	4.7	554,854	3.4	13.96	1/31/2019	$494,838	15.0%	1, 5-year option
Macy’s	NR / Baa2 / BBB	230,000	27.4	525,000	3.2	2.28	7/31/2027	$140	2.5%	5, 10-year options
The Gap/Gap Kids	BB+ / Baa2 / BB+	11,365	1.4	511,425	3.1	45.00	1/31/2018	$281	26.0%	NA
Victoria’s Secret	NR / NR / NR	8,937	1.1	475,180	2.9	53.17	1/31/2023	$723	12.9%	NA
Brooks Brothers	NR / NR / NR	8,895	1.1	471,969	2.9	53.06	10/31/2025	$290	20.2%	NA
Merrill Lynch	NR / NR / A	12,000	1.4	459,000	2.8	38.25	6/30/2017	NA	NA	NA
Abercrombie & Fitch	NR / NR / BB-	7,400	0.9	407,000	2.5	55.00	1/31/2024	$303	29.7%	NA
A’Gaci(4)	NR / NR / NR	7,559	0.9	396,848	2.4	52.50	7/31/2027	NA	NA	NA
Apple Store(5)	NR / Aa1 / AA+	8,349	1.0	369,694	2.3	44.28	1/31/2022	$4,432	1.6%	NA
Ten Largest Owned Tenants		350,091	41.7%	$5,062,445	31.1%	$14.46
Remaining Owned Tenants(6)(7)		468,342	55.8	11,228,398	68.9	23.60
Vacant Spaces (Owned Space)		21,074	2.5	0	0.0	0.00
Total / Wtd. Avg All Owned Tenants		839,507	100.0%	$16,290,844	100.0%	$19.90

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales are based off of the trailing twelve month period ending June 30, 2016, as provided by the borrower.

(3)	Sales for Regal Cinemas are on a per screen basis; the theater has 12 screens.

(4)	A’Gaci has a lease that is out for signature and has not opened for business or begun paying rent. We cannot assure you that this tenant will execute a lease, take occupancy or begin paying rent as anticipated or at all.

(5)	The current lease for the Apple Store expires as of 1/31/2017. The tenant has a lease out for signature for renewal through 1/31/2022.

(6)	Includes three tenants totaling 7,512 SF (Charming Charlie: 3,974 SF, Hanna Andersson: 1,905 SF and Motherhood Maternity: 1,633 SF) that have executed leases, but have not opened for business or begun paying rent and one tenant (Aeropostale 4,503 SF), that has filed for bankruptcy, but is currently in-place and paying rent. We cannot assure you that these tenants will take occupancy, begin paying rent or continue paying rent as anticipated or at all.

(7)	Includes three ground lease tenants (The Fresh Market: 21,720 SF, $365,000 underwritten base rent; Red Robin Gourmet Burgers: 6,223 SF, $247,489 underwritten base rent and Sun Bank of Miami: 1 SF; $177,100 underwritten base rent). The borrower owns the land, and each respective tenant owns its improvements. Sun Bank of Miami is not included in the underwritten base rent per SF calculation.

The following table presents certain information relating to the lease rollover schedule at The Falls Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	4,795	0.6	0.6%	317,249	1.9	66.16	3
2017	39,576	4.7	5.3%	2,020,023	12.4	51.04	11
2018	30,338	3.6	8.9%	1,627,043	10.0	53.63	9
2019	66,092	7.9	16.8%	1,923,999	11.8	29.11	14
2020(2)(3)	18,673	2.2	19.0%	1,116,523	6.9	59.79	8
2021	2,386	0.3	19.3%	97,191	0.6	40.73	2
2022	294,276	35.1	54.3%	2,292,456	14.1	7.79	15
2023	48,381	5.8	60.1%	2,418,071	14.8	49.98	11
2024	29,682	3.5	63.6%	1,459,860	9.0	49.18	8
2025	10,921	1.3	64.9%	641,085	3.9	58.70	3
2026(4)	10,366	1.2	66.2%	443,248	2.7	42.76	3
2027 & Thereafter(5)	262,947	31.3	97.5%	1,934,096	11.9	7.36	7
Vacant	21,074	2.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	839,507	100.0%		$16,290,844	100.0%	$19.90	94

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Includes 1 SF for Sun Bank of Miami. Excluding this tenant, UW Base Rent $ per SF is $50.31.

(3)	Includes Aeropostale 4,503 SF, which has filed for bankruptcy, but is currently in-place and paying rent. We cannot assure you that this tenant will continue paying rent as anticipated or at all.

(4)	Includes Motherhood Maternity 1,633 SF, which has executed a lease, but has not opened for business or began paying rent. We cannot assure you that this tenant will execute a lease, take occupancy or begin paying rent as anticipated or at all.

(5)	Includes two tenants totaling 5,879 SF (Charming Charlie: 3,974 SF and Hanna Andersson: 1,905 SF) that have executed leases, but have not opened for business or begun paying rent and one tenant (A’Gaci: 7,559 SF) with a lease that is out for signature and has not opened for business or begun paying rent. We cannot assure you that these three tenants will take occupancy or begin paying rent as anticipated or at all or that A’Gaci will execute a lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical occupancy and estimated tenant sales at The Falls Property:

Historical Leased %(1)

	2013	2014	2015	As of 6/30/2016(2)
Occupancy(3)	100.0%	96.9%	96.8%	97.5%
In-line Tenant (<10,000 SF) Sales per SF(4)	$735	$666	$631	$617
In-line Tenant (<10,000 SF) Sales per SF (excl. Apple Store)(4)	$534	$487	$469	$460

(1)	As provided by the borrower.

(2)	Occupancy includes (i) multiple temporary tenants, including three tenants totaling 7,512 SF (Charming Charlie: 3,974 SF, Hanna Andersson: 1,905 SF and Motherhood Maternity: 1,633 SF) that have executed leases, but have not opened for business or begun paying rent, (ii) one tenant (A’Gaci: 7,559 SF) with a lease that is out for signature and has not opened for business or begun paying rent and (iii) one tenant (Aeropostale 4,503 SF),that has filed for bankruptcy, but is currently in-place and paying rent. We cannot assure you that these five tenants will either take occupancy, begin paying rent, execute a lease or continue paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these five tenants are both 95.2%.

(3)	Reflects occupancy (including temporary tenants) as of December 31, unless specified otherwise.

(4)	In-line Tenant (<10,000 SF) Sales per SF reflect sales per leased SF for the tenants that occupy <10,000 SF and have reported sales consecutively for 2013, 2014, 2015 and the trailing-12 month period as of June 30, 2016, except for 2013, which excludes American Eagle Outfitters, Kay Jewelers and L’Occitane as they took occupancy of their respective spaces in 2014.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Falls Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 5/31/2016	Underwritten(2)	Underwritten $ per SF
In-Place Base Rent	$15,706,373	$15,680,772	$15,869,567	$16,137,986	$16,072,871	$19.15
Vacancy Gross Up	0	0	0	0	966,050	1.15
Rent Steps	0	0	0	0	217,973	0.26
Contractual Credit Rent Steps	0	0	0	0	118,299	0.14
Percentage Rent	639,974	574,971	528,048	409,738	147,053	0.18
Total Rent	$16,346,347	$16,255,743	$16,397,615	$16,547,724	$17,522,245	$20.87
Real Estate Tax Recoveries	1,768,719	2,121,730	2,182,608	1,961,108	2,183,618	2.60
Utilities Recoveries	428,829	449,867	477,203	507,735	495,455	0.59
CAM/Other Recoveries	5,963,427	6,293,631	6,420,257	6,450,260	6,166,564	7.35
Total Rent & Recoveries	$24,507,322	$25,120,971	$25,477,683	$25,466,827	$26,367,882	$31.41

In-Place Vacancy and Credit Loss	(4,771)	(15,498)	(21,281)	(172,862)	(966,050)	(1.15)
Underwriting Adjustment	0	0	0	0	(352,344)	(0.42)
Net Rev. Before Other Income	$24,502,551	$25,105,473	$25,456,402	$25,293,965	$25,049,488	$29.84

Temp and Other Rental Income	846,475	861,310	738,060	599,451	556,003	0.66
Other Non-Rental Income	264,639	339,458	397,687	484,230	465,000	0.55
Total Other Income	$1,111,114	$1,200,768	$1,135,747	$1,083,681	$1,021,003	$1.22

Effective Gross Income	$25,613,665	$26,306,241	$26,592,149	$26,377,646	$26,070,491	$31.05

Management Fee	$925,679	$957,749	$960,599	$963,099	$861,243	$1.03
CAM	1,409,173	1,375,129	1,348,812	1,310,291	1,368,000	1.63
Real Estate Taxes	2,278,288	2,638,630	2,605,083	2,361,582	2,817,852	3.36
Insurance	683,665	743,003	638,016	563,474	430,704	0.51
Utilities	255,062	281,491	274,350	272,691	268,000	0.32
Repairs & Maintenance	719,096	776,217	694,098	669,666	727,000	0.87
General & Administrative	539,134	537,050	501,884	527,093	509,000	0.61
Advertising & Marketing	687,689	633,774	710,012	713,586	575,000	0.68
Other	73,640	171,106	98,482	103,204	76,000	0.09
Total Expenses	$7,571,426	$8,114,149	$7,831,336	$7,484,686	$7,632,799	$9.09

Net Operating Income	$18,042,239	$18,192,092	$18,760,813	$18,892,960	$18,437,693	$21.96
TI/LC	0	0	0	0	618,885	0.74
Capital Expenditures	0	0	0	0	176,296	0.21
Net Cash Flow	$18,042,239	$18,192,092	$18,760,813	$18,892,960	$17,642,511	$21.02

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of June 30, 2016 and contractual rent steps through August 31, 2017 for investment grade tenants and April 30, 2017 for non- investment grade tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The Falls

■	Appraisal. According to the appraisal, The Falls Property had an “as-is” appraised value of $305,000,000 as of July 14, 2016.

■	Environmental Matters. According to a Phase I environmental report, dated July 22, 2016, there are no recommendations for further action related to any recognized environmental conditions at The Falls Property.

■	Market Overview and Competition. The Falls Property is located in Miami, Florida near Pinecrest and Palmetto Bay. The South Florida market has an average household income of $73,573 and a population of over 6 million residents. The Falls Property has access to U.S. 1 and public bus lines, which generate traffic near The Falls Property.

The following table presents certain information relating to the primary competition for The Falls Property:

Competitive Set(1)

	The Falls (Subject Property)	Dadeland Mall	The Village at Merrick Park	Southland Mall
Distance from Subject	-	3.6 miles	8.3 miles	5.0 miles
Property Type	Retail	Super-Regional Mall	Regional Center	Super-Regional Mall
Year Built	1980	1962	2002	1972
Total GLA	839,507	1,488,000	858,000	985,000
Total Occupancy	97.5%	94%	93%	79%
Sales per SF(2)	$617 (incl. Apple Store) $460 (excl. Apple Store)	$1,500 (Incl. Apple Store)	$600	$425
Anchors & Jr. Anchors	Bloomingdale’s, Macy’s, Regal Cinemas	JCPenney, Macy’s, Nordstrom, Saks Fifth Avenue	Nordstrom, Neiman Marcus	JCPenney, Macy’s, Sears, Regal Cinemas

(1)	Source: Appraisal.

(2)	Represents sales for comparable in-line tenants for most recent period reported by borrower sponsor and/or appraisal.

■	The Borrower. The borrower is The Falls Shopping Center Associates LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Falls Loan. The non-recourse carveout guarantor under The Falls Loan is Simon Property Group, L.P. (“Simon”), an indirect owner of the borrower. The liability of the non-recourse carve out guarantor is capped at $30,000,000.

Simon is the operating partnership of Simon Property Group, Inc., a retail real estate owner, manager and developer, and a S&P 100 company (Simon Property Group, NYSE: SPG). As of June 30, 2016, Simon owned or held an interest in 207 properties in the United States, including 108 malls, 71 Premium Outlets, 14 Mills, four lifestyle centers, and 10 other retail properties within 37 states and Puerto Rico. Internationally, as of June 30, 2016, the company has ownership interests in nine Premium Outlets in Japan, three Premium Outlets in South Korea, two Premium Outlets in Canada, one Premium Outlet in Mexico, and one Premium Outlet in Malaysia. Per its 2015 Annual Report, Simon reported total assets of approximately $30.7 billion, equity of approximately $5.2 billion and liquidity of approximately $701.1 million. As of June 30, 2016, Simon has an investment grade credit rating of A/A2/A by Fitch, Moody’s, and S&P Global Rating Services, respectively.

■	Escrows. On the origination date, no reserves were funded. On each due date during the continuance of a Falls Cash Sweep Period, the related loan documents require (i) a replacement reserve deposit equal to $13,992, capped at $335,803, (ii) a tenant improvements and leasing commissions reserve deposit equal to $87,449, capped at $2,098,768, and (iii) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of lender, borrower provides evidence of renewals of such policies and payment of related premiums.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The Falls

A “Falls Cash Sweep Period” means any period (i) commencing on the date on which the debt service coverage ratio (as calculated under the related loan documents) for the immediately preceding four calendar quarters is less than 1.40x for two consecutive calendar quarters and ending on the date the debt service coverage ratio for the immediately preceding four calendar quarters equals or exceeds 1.40x for two consecutive calendar quarters, (ii) during the continuance of an event of default under The Falls Loan or (iii) during any period when the assets of the property manager or the guarantor are subject to a bankruptcy action, unless replaced with a qualified property manager or replacement guarantor within 60 days in accordance with the terms of the loan documents.

■	Lockbox and Cash Management. The Falls Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and that all amounts received by the borrower or the property manager with respect to The Falls Property be deposited into such lockbox account within two business days of receipt. So long as no Falls Cash Sweep Period is continuing, all funds in the lockbox account will be swept on a specified business day of each week (or if not a business day, the prior business day) to a borrower controlled operating account. Upon the occurrence and during the continuance of a Falls Cash Sweep Period, the borrower will have no further access to the funds in the lockbox account and such funds (less a $25,000 minimum peg balance required under the lockbox account agreement) will be swept on a specified business day of each week (or if not a business day, the prior business day) into the lender controlled cash management account. On each due date during the continuance of a Falls Cash Sweep Period, the related loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses be reserved in an excess cash flow reserve account.

■	Property Management. The Falls Property is managed by Simon Management Associates II, LLC, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, The Falls Property is required to remain managed by Simon Management Associates II, LLC, Simon Property Group, L.P. or an affiliate of Simon Property Group, L.P. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) if the property manager becomes insolvent or a debtor in a bankruptcy, insolvency or similar action, (ii) during the continuance of an event of default under The Falls Loan after the expiration of all applicable notice and cure periods, or (iii) during the continuance of an event of default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods).

■	Release, Substitution and Addition of Collateral. The borrower may obtain the release of non-income producing portions of the property that are not material to the use and operation of The Falls Property as a retail shopping center, with the payment of lender’s reasonable out of pocket expenses incurred in connection with any such transfers, subject to the satisfaction of certain conditions set forth in the related loan documents, including, among others: (a) no event of default is continuing under The Falls Loan and (b) a determination is made that certain REMIC requirements will be met.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Terrorism Insurance. The insurance policies obtained by the borrower are not permitted to contain an exclusion for acts of terrorism or if TRIPRA (as the same may be amended, restated, supplemented or otherwise modified from time to time) is not in effect and such insurance policies obtained by the borrower contain an exclusion for acts of terrorism, the borrower is required to obtain, to the extent available, a stand-alone policy that provides the same coverage as the insurance policies obtained by the borrower would have if such exclusion did not exist; provided, however, (a) in such event, the borrower is not required to pay annual insurance premiums in excess of 200% of the amount of the then annual premiums for the property, business income or rental income insurance policies required under the loan documents but excluding the wind and flood components of such premium, and (b) that such stand-alone policy may have a deductible that is reasonable for such stand-alone policies with respect to properties similar to The Falls Property and reasonable for the geographic region where The Falls Property is located, so long as in no event will such deductible exceed $5,000,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

HAMILTON PLACE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
Walden
Middle Valley
Signal Mountain
Hixson
Oak Park Town Center
Holcomb Garden Center
Northgate Mall
Harrison Bay
Harrison
RED BANK
LUPTON CITY
DAYTON BLVD
Tennessee River
Volkswagen Chattanooga Plant
Chattanooga Golf & Country Club
Chattanooga
Hamilton Place
2100 Hamilton Place Boulevard
Chattanooga, TN 37421
The University of Tennessee at Chattanooga
Chattanooga Zoo
Memorial Hospital
Parkridge Medical Center
Finley Stadium
DOWNTOWN
Moccasin Bend National Archeological District
E MLK AVE
BAILEY AVE
E 20TH ST
E MAIN ST
E 23RD ST
TUNNEL BLVD
CHATTANOOGA AIRPORT
Chattanooga School for the Liberal Arts
Brainerd Golf Club
SHALLOWFORD RD
JENKINS RD
IGOU GAP RD
EAST BRAINERD
Eastgate Town Center
EAST RIDGE
TENNESSEE
GEORGIA
Fort Oglethorpe
Madisonville
Bowling Green
Hopkinsville
KENTUCKY
Nashville
Knoxville
Chattanooga
Huntsville
ALABAMA
Atlanta
Birmingham

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Chattanooga, Tennessee	Cut-off Date Principal Balance(4)	$64,735,708
Property Type	Retail	Cut-off Date Principal Balance per SF(3)	$272.52
Size (SF)(1)	391,041	Percentage of Initial Pool Balance	6.1%
Total Occupancy as of 7/1/2016(2)	96.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2016(2)	90.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	1987, 1995, 2006 / 2011	Mortgage Rate	4.3610%
Appraised Value	$229,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$21,931,258
Underwritten Expenses	$8,029,358	Escrows
Underwritten Net Operating Income (NOI)	$13,901,899	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,389,388	Taxes	$1,130,254	$226,051
Cut-off Date LTV Ratio(3)	46.4%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	37.2%	Replacement Reserves(5)	$0	$13,686
DSCR Based on Underwritten NOI / NCF(3)	2.17x / 2.09x	TI/LC(6)	$0	$32,587
Debt Yield Based on Underwritten NOI / NCF(3)	13.0% / 12.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$107,000,000	100.0%	Loan Payoff	$98,665,824	92.2%
Principal Equity Distribution	6,780,163	6.3
Reserves	1,130,254	1.1
Closing Costs	423,759	0.4

Total Sources	$107,000,000	100.0%	Total Uses	$107,000,000	100.0%

(1)	Size (SF) does not include 776,648 SF for anchors which are not part of the collateral. Total SF inclusive of the non-collateral spaces is 1,167,689 SF.

(2)	Total Occupancy and Owned Occupancy exclude Aeropostale and Pac Sun which have filed for bankruptcy and are excluded from the underwriting. Both tenants are currently in-place and have indicated to the borrower sponsor that they intend to stay at the Hamilton Place Property at a reduced rent as follows: Aeropostale ($124,852 until 6/30/2018 as compared to their original rent of $149,172) and Pac Sun ($88,000 until 3/31/2018 compared to their original rent of $107,916).

(3)	Calculated based on the aggregate outstanding principal balance of the Hamilton Place Whole Loan. See “—The Mortgage Loan” below.

(4)	The Cut-off Principal Balance of $64,735,708 represents the controlling note A-1 of a $107,000,000 whole loan evidenced by two pari passu notes.

(5)	Replacement reserves are capped at $328,474. See “—Escrows” below.

(6)	TI/LC reserves are capped at $782,082. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hamilton Place Loan”) is part of a whole loan structure (the “Hamilton Place Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Chattanooga, Tennessee (the “Hamilton Place Property”). The Hamilton Place Loan (evidenced by note A-1), which represents a controlling interest in the Hamilton Place Whole Loan, has an outstanding principal balance as of the Cut-off Date of $64,735,708 and represents approximately 6.1% of the Initial Pool Balance. The related companion loan (the “Hamilton Place Companion Loan”) evidenced by note A-2, has an outstanding principal balance as of the Cut-off Date of $41,829,226. The Hamilton Place Companion Loan, currently held by Goldman Sachs Mortgage Company, represents a non-controlling interest in the Hamilton Place Whole Loan and is expected to be contributed to one or more future securitization transactions. The Hamilton Place Whole Loan was originated by Goldman Sachs Mortgage Company on June 1, 2016. The Hamilton Place Whole Loan has an original principal balance of $107,000,000 and each note has an interest rate of 4.3610% per annum. The borrower utilized the proceeds of the Hamilton Place Whole Loan to refinance the existing debt on the Hamilton Place Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The Hamilton Place Loan had an initial term of 120 months and has a remaining term of 117 months. The Hamilton Place Loan requires monthly payments of interest and principal sufficient to amortize the Hamilton Place Loan over a 30-year amortization schedule. The scheduled maturity date is the due date in June 2026. The Hamilton Place Loan may be voluntarily prepaid in whole on or after the first due date following the first anniversary of the origination date with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the Hamilton Place Loan is permitted on and after the due date in March 2026 without payment of any yield maintenance or prepayment premium.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Property. The Hamilton Place Property is an approximately 391,041 SF retail property located in Chattanooga, Tennessee. The Hamilton Place Property was initially built in 1987, with additional outparcels built in 1995 and 2006, and underwent an approximately $7.8 million renovation in 2011. The renovations included new entranceways, new interior décor, tile flooring and updated logo and signage. The Hamilton Place Property and surrounding (non-collateral) outparcels are located off Interstate 75. The anchors include Barnes & Noble, Belk, Dillard’s, JCPenney, Forever 21 (Belk Sublease) and Sears. The collateral is 391,041 SF, which does not include any square footage of anchor tenants that own their parcels (other than Barnes & Noble). The corporate headquarters of CBL & Associates Properties, Inc. (“CBL”), the parent of the non-recourse carve out guarantor are located along the ring road of the Hamilton Place Property, but are not collateral for the Hamilton Place Loan. The Hamilton Place Property, as of February 2016, generated estimated in-line comparable tenant (less than 10,000 SF, excluding kiosks) underwritten in-place sales of $423 per SF, resulting in an in-line comparable tenant (less than 10,000 SF, excluding kiosks) estimated occupancy cost of 13.5%. For the purposes of this calculation, comparable tenants include tenants that have a full year of sales for the trailing-12 month period ending February 2016.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Hamilton Place Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
JCPenney	NR / NR / B	157,799	13.5%	No	$63,120	$0.40	NA	$98	NA	NA
Sears	C / Caa3 / CCC+	151,557	13.0	No	$51,469	$0.34	NA	$85	NA	NA
Belk-Women	NR / NR / B+	130,875	11.2	No	$117,788	$0.90	NA	$155	NA	NA
Dillard’s-Women	BBB- / Baa3 / BBB-	128,897	11.0	No	$43,773	$0.34	NA	$119	NA	NA
Dillard’s-Men, Kids & Home	BBB- / Baa3 / BBB-	92,520	7.9	No	$50,886	$0.55	NA	$119	NA	NA
Belk-Men, Kids & Home	NR / NR / B+	57,500	4.9	No	$60,375	$1.05	NA	$155	NA	NA
Forever 21 (Belk Sublease)	NR / NR / B+	57,500	4.9	No	$60,375	$1.05	NA	$70	NA	NA
Barnes & Noble	NR / NR / NR	29,743	2.5	Yes	$612,771	$20.60	1/31/2019	$205	10.0%	2, 5-year options
Total Anchors		806,391	69.1%

Occupied In-line		288,102	24.7%	Yes	$15,932,905	$55.30
Occupied Kiosk		940	0.1%	Yes	$236,912	$0.82
Occupied Outparcel		28,890	2.5%	Yes	$780,838	$27.03
Occupied Other		7,180	0.6%	Yes	$0	$0.00
Vacant Spaces		36,186	3.1%	Yes	$0	$0.00

Total Owned SF		391,041	33.5%
Total SF		1,167,689	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the Hamilton Place Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. The borrower does not independently verify sale information because such information is self-reported.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Hamilton Place Property based on initial lease expiration dates:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF(2)	Occupancy Cost	Lease Expiration	Renewal / Extension Options
Barnes & Noble	NR / NR / NR	29,743	7.6%	$600,000	5.1%	$20.17	$205	10.0%	1/31/2019	2, 5-year options
American Eagle Outfitters	NR / NR / NR	8,813	2.3	390,416	3.3	44.30	$590	12.5%	1/31/2027	NA
Gap/Gap Kids	BB+ / Baa2 / BB+	9,834	2.5	324,522	2.8	33.00	$218	26.0%	1/31/2020	NA
Victoria’s Secret Beauty	NR / NR / NR	8,135	2.1	313,198	2.7	38.50	$583	10.2%	1/31/2025	NA
Hollister	NR / NR / NR	6,793	1.7	290,532	2.5	42.77	$277	24.3%	1/31/2023	NA
FootAction	NR / Ba2 / BB+	4,800	1.2	274,666	2.3	57.22	$818	10.0%	1/31/2025	NA
Rack Room	NR / NR / NR	5,493	1.4	264,045	2.3	48.07	$320	15.0%	1/31/2020	1, 5-year option
Finish Line	NR / NR / NR	7,026	1.8	251,551	2.1	35.80	$415	15.2%	1/31/2026	NA
Kay Jewelers	NR / NR / NR	1,622	0.4	228,160	1.9	140.67	$1,341	12.6%	12/31/2023	NA
Zales	NR / NR / NR	1,231	0.3	225,002	1.9	182.78	$1,417	15.0%	4/30/2017	NA
Ten Largest Owned Tenants		83,490	21.4%	$3,162,091	27.0%	$37.87
Remaining Owned Tenants		271,365	69.4	8,562,501	73.0	31.55
Vacant Spaces (Owned Space)		36,186	9.3	0	0.0	0.00
Totals / Wtd. Avg. All Owned Tenants		391,041	100.0%	$11,724,592	100.0%	$33.04

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the Hamilton Place Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. Because sales information is self-reported, such information is not independently verified by the borrower.

The following table presents certain information relating to the lease rollover schedule at the Hamilton Place Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	15,336	3.9%	3.9%	$521,725	4.4%	$34.02	7
2016	17,124	4.4	8.3%	156,958	1.3	9.17	11
2017	24,032	6.1	14.4%	1,055,297	9.0	43.91	15
2018	47,007	12.0	26.5%	1,443,679	12.3	30.71	16
2019	65,105	16.6	43.1%	1,708,662	14.6	26.24	11
2020	23,530	6.0	49.1%	905,813	7.7	38.50	5
2021	30,981	7.9	57.1%	1,022,087	8.7	32.99	13
2022	25,365	6.5	63.5%	854,464	7.3	33.69	8
2023	23,259	5.9	69.5%	983,278	8.4	42.28	7
2024	14,775	3.8	73.3%	512,272	4.4	34.67	5
2025	29,149	7.5	80.7%	1,235,979	10.5	42.40	7
2026	24,334	6.2	86.9%	784,292	6.7	32.23	7
2027 & Thereafter	14,858	3.8	90.7%	540,088	4.6	36.35	3
Vacant	36,186	9.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	391,041	100.0%		$11,724,592	100.0%	$33.04	115

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to historical occupancy and estimated tenant sales at the Hamilton Place Property:

Historical Leased %(1)

	2013	2014	2015	As of 7/1/2016
Total Occupancy(2)(3)	99.0%	98.3%	95.6%	96.9%
Owned Occupancy(2)(3)	97.0%	95.0%	86.9%	90.7%
In-line Tenant (<10,000 SF) Sales per SF(3)	$405	$395	$402	$423(5)

(1)	As provided by the borrower.

(2)	Reflects average for the indicated year ended December 31 unless specified otherwise.

(3)	For the period reported as of 7/1/2016, total occupancy and owned occupancy excludes Aeropostale and Pac Sun which have filed for bankruptcy and are excluded from the underwriting. Both tenants are currently in-place and have indicated to the borrower sponsor that they intend to stay on at the Hamilton Place Property at a reduced rent as follows: Aeropostale ($124,852 until 6/30/2018) and Pac Sun ($88,000 until 3/31/2018).

(4)	For periods 2013, 2014 and 2015, represents sales for in-line tenants reported by the tenants to the borrower sponsor and not independently verified.

(5)	Represents underwritten in-line comparable tenant sales per SF estimated based on February 28, 2016 sales data, excluding kiosk tenants. For the purposes of this calculation, comparable tenants include tenants that have a full year of sales for the trailing-12 month period ending February 2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hamilton Place Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 3/31/2016	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$11,444,416	$11,575,860	$11,881,158	$11,984,294	$11,724,592	$29.98
Overage / Percentage Rent	346,726	177,166	239,079	268,422	258,210	0.66
Kiosks / Temporary / Specialty	1,768,662	1,698,077	1,579,610	1,597,828	1,597,828	4.09
Total Reimbursement Revenue	7,716,644	7,752,815	7,766,103	7,719,309	7,686,515	19.66
Gross Up Vacancy	0	0	0	0	1,839,462	4.70
Other Revenue	750,468	601,554	642,762	664,113	664,113	1.70
Gross Revenue	$22,026,917	$21,805,473	$22,108,711	$22,233,966	$23,770,720	$60.79
Vacancy Loss	0	0	0	0	(1,839,462)	(4.70)
Effective Gross Revenue	$22,026,917	$21,805,473	$22,108,711	$22,233,966	$21,931,258	$56.08

Real Estate Taxes	$2,604,182	$2,599,044	$2,601,613	$2,601,820	$2,586,117	$6.61
Insurance	302,978	285,814	297,760	295,053	294,857	0.75
Utilities	1,571,544	1,599,394	1,480,443	1,476,580	1,476,580	3.78
Repairs & Maintenance	1,404,905	1,322,135	1,247,506	1,223,325	1,223,325	3.13
Management Fee	1,058,700	1,060,683	1,084,303	1,065,178	657,938	1.68
Professional Fees	17,096	19,811	36,273	42,807	42,807	0.11
Payroll (Office, Security, Maintenance)	626,721	682,389	590,304	610,852	610,852	1.56
General and Administrative - Direct	935,236	926,768	917,856	905,691	905,691	2.32
Other Expenses	413,693	265,069	216,619	231,191	231,191	0.59
Total Operating Expenses	$8,935,053	$8,761,107	$8,472,677	$8,452,496	$8,029,358	$20.53

Net Operating Income	$13,091,863	$13,044,366	$13,636,034	$13,781,470	$13,901,899	$35.55
Tenant Improvements	0	0	0	0	180,390	0.46
Leasing Commissions	0	0	0	0	177,078	0.45
Replacement Reserves	0	0	0	0	155,044	0.40
Net Cash Flow	$13,091,863	$13,044,366	$13,636,034	$13,781,470	$13,389,388	$34.24

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of February 28, 2016 and contractual rent steps through June 1, 2017.

■	Appraisal. According to the appraisal, the Hamilton Place Property had an “as-is” appraised value of $229,500,000 as of May 6, 2016.

■	Environmental Matters. According to a Phase I environmental report, dated May 6, 2016, there are no recognized environmental conditions or recommendations for further action at the Hamilton Place Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Market Overview and Competition. According to the appraisal, the Hamilton Place Property is a super regional mall located in an established commercial area in the Chattanooga community of Hamilton County in the central portion of the Chattanooga metro area. The surrounding area consists of single-family and multi-family residential developments. Proximity to Interstate 75 and Interstate 24 gives good access to the neighborhood.

According to the appraisal, the Hamilton Place Property is located in the Chattanooga, Tennessee metropolitan statistical area. As of 2015, the average household income is approximately $66,100. There are approximately 548,000 people in the Chattanooga MSA, as of July 2015. Top employers in the Chattanooga, Tennessee MSA include BlueCross BlueShield of Tennessee, Tennessee Valley Authority, Erlanger Health System and Memorial Healthcare System.

The following table presents certain information relating to the primary competition for the Hamilton Place Property:

Competitive Set(1)

	Hamilton Place	Northgate Mall	Bradley Square Mall	Walnut Square	West Town Mall	Town Center at Cobb	Stones River Mall
Distance from Subject	-	8 miles	21 miles	23 miles	88 miles	79 miles	90 miles
Property Type	Retail	Regional Center	Regional Center	Regional Center	Super Regional Center	Super Regional Center	Regional Center
Year Built	1987, 1995, 2006	1972	1991	1980	1972	1986	1992
Total GLA	1,167,689	790,299	511,777	495,516	1,336,000	1,281,000	594,588
Total Occupancy	96.9%	94%	73%	72%	99%	97%	90%
Sales per SF(2)	$423	$326	$275	$264	$425	$425	$325
Anchors & Jr. Anchors	JCPenney, Sears, Belk, Dillard’s, Forever 21, Barnes & Noble	Sears Belk Burlington	Dunham Sports Belk Carmike Cinemas JCPenney	Sears Belk Gold’s Gym	Dillard’s Sears Belk JCPenney Regal Cinemas	Macy’s Belk JCPenney Macy’s Men & Furniture Sears	Dillard’s JCPenney Sears

(1)	Source: Appraisal

(2)	Represents sales for comparable in-line tenants for most recent period from appraisal, or for the subject property, reported by the tenants to the borrower sponsor and not independently verified).

■	The Borrower. The borrower is Hamilton Place CMBS, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hamilton Place Loan. The non-recourse carve out guarantor under the Hamilton Place Loan is CBL & Associates Limited Partnership, an indirect owner of the borrower.

CBL, the parent of the non-recourse carve out guarantor, is a mall REIT in the United States and owns, holds interests in or manages more than 141 properties, including enclosed malls and open-air centers from throughout the United States. CBL is a developer of new regional malls, open-air centers, lifestyle and community centers. CBL is publicly traded on the NYSE.

■	Escrows. On the origination date, the borrower funded a tax reserve in the amount of $1,130,254.

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; unless the Hamilton Place Property is insured under a blanket policy in accordance with the related loan documents and there is no continuing Hamilton Place Trigger Period or event of default, (ii) a tenant improvements and leasing commissions reserve in the amount of $32,587 (subject to a cap of $782,082, excluding any lease termination fees) and (iii) a capital expenditure reserve in the amount of $13,686 (subject to a cap of $328,474).

In addition, on each due date during the continuance of a Hamilton Place Trigger Period, the related loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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A “Hamilton Place Trigger Period” means any period: (i) commencing as of the conclusion of the 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.55x, and ending at the conclusion of the second consecutive fiscal quarter during which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than or equal to 1.55x, (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Hamilton Place Trigger Period is ongoing or (iii) during the continuation of a Two Anchor Event.

A “Two Anchor Event” means any period commencing when any two anchor tenants (i) become subject to a bankruptcy proceeding, (ii) deliver notice of an intent to vacate, (iii) vacate or go dark or (iv) default under their leases, and ending upon the date on which either (x) any and all co-tenancy rights of the tenants at the Hamilton Place Property triggered by such event have been waived in writing, or (y) a replacement anchor approved by the lender is (1) in occupancy of at least 75% of one of the two anchor parcels that was occupied by one of the anchors causing the Two Anchor Event, and (2) open for business at the Hamilton Place Property (or if such anchor parcel is owned by an affiliate of the borrower, such anchor tenant occupying such affiliate-owned parcel is required to have commenced paying rent). Additionally, the debt service coverage ratio (as calculated under the related loan documents), determined on a pro forma basis assuming each tenant with co-tenancy remedies under its lease exercises the most severe remedy available to it, must be at least 1.55x in order for a Two Anchor Event to cease.

■	Lockbox and Cash Management. The Hamilton Place Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Hamilton Place Property and all other money received by the borrower or property manager with respect to the Hamilton Place Property (other than tenant security deposits required to be held in escrow accounts) are required to be deposited into the lockbox account within one business day after receipt. For so long as no Hamilton Place Trigger Period or event of default under the Hamilton Place Loan is continuing, all amounts in the lockbox account will be swept on each business day into a borrower-controlled operating account. During a Hamilton Place Trigger Period or during the continuance of an event of default under the Hamilton Place Loan, all amounts in the lockbox account will be swept on each business day to a lender-controlled cash management account.

On each due date during a Hamilton Place Trigger Period or, at the lender’s discretion, during the continuance of an event of default under the Hamilton Place Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the Hamilton Place Loan.

■	Property Management. The Hamilton Place Property is managed by CBL & Associates Management, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Hamilton Place Property is required to remain managed by CBL & Associates Management, Inc., any direct or indirect wholly-owned affiliate of CBL & Associates Management, Inc. and/or CBL & Associates Limited Partnership, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to require the borrower to replace the property manager with a property manager selected by the lender: (a) during the continuance of an event of default under the Hamilton Place Loan, (b) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable cure periods) or (c) if the property manager files for or is the subject of a petition in bankruptcy or similar event.

■	Release, Substitution and Addition of Collateral. The borrower may obtain the release of one or more non-income producing and vacant outparcels, subject to the satisfaction of certain conditions set forth in the related loan documents including, among others: (i) no event of default is continuing under the Hamilton Place Loan, (ii) the receipt of a Rating Agency Confirmation and (iii) delivery of a REMIC opinion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hamilton Place Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 month period following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Hamilton Place Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents excluding any premiums associated with buying the casualty and business interruption/rental loss deductible down below $100,000, and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hamilton Place Property are separately allocated to the Hamilton Place Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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PANORAMA CORPORATE CENTER

E DRY CREEK RD
S CHESTER ST
E PANORAMA CIRCLE
E PANORAMA DRIVE
E PANORAMA CIRCLE
25
TRAVELPORT 120,847 SF
PROFESSIONALS MANAGEMENT GROUP 6,322 SF
CUMMINS INC. 4,712 SF
STARKEY MORTGAGE 3,406 SF
VACANT 3,130 SF
EVERWEST PROPERTY SERVICES 1,443 SF
VIII
COMCAST 144,095 SF
ULA 144,202 SF
IV
V
ULA 106,213 SF
I
III
II
ULA 48,980 SF
COMCAST 36,200 SF
VACANT 7,188 SF
BLACK COW DELI 3,328 SF
SIRIUS COMPUTER SOLUTIONS, INC 2,997 SF
ADECCO USA, INC. 1,989 SF
FITNESS CENTER 1,500 SF
COMCAST 144,096 SF
Land Parcel
6.31 Acres
N
Collateral

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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PANORAMA CORPORATE CENTER

CARTIFACT
Panorama Corporate Center
7630 and 7670 South Chester Street and 9200, 9401, 9501 and 9601 East Panorama Circle
Centennial, CO 80112
Denver
Boulder
Broomfield
Thornton
Westminster
Arvada
Golden
Aurora
Lakewood
Englewood
Centennial
Littleton
Highlands Ranch
Glendale
Cherry Hills Village
Greenwood Village
Lone Tree
Kingsborough
Heather Gardens
Meadow Hills
Pheasant Run
Shenandoah
Southeastern Denver
Denver Tech Center
Cherry Creek
Sunny Vale
Baker
Rose Medical Center
Cherry Creek Shopping Center
University of Denver
Porter Adventist Hospital
Swedish Medical Center
Englewood City Center
Tamarac Square
Cherry Creek Reservoir
Cherry Creek State Park
Centennial Airport
Centennial Medical Plaza
Cornerstar
Cherrywood Square
Festival Shopping Center
The Promenade
Walmart Supercenter
Willow Creek Shopping Center
Park Meadows
Lone Tree Town Center
Sky Ridge Medical Center
E Hampden Ave
E Belleview Ave
E Orchard Rd
E Arapahoe Rd
E Dry Creek Rd
E Lincoln Ave
Highlands Ranch
Stem School & Academy
Highlands Ranch Shopping Center
Home Depot
Eldorado Elementary
Bear Canyon Elementary
Highlands Ranch Mansion
Saddle Ranch Elementary
Fox Creek Elementary
Eagle Ridge Elementary

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Centennial, Colorado	Cut-off Date Principal Balance(3)		$58,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$170.37
Size (SF)	780,648	Percentage of Initial Pool Balance		5.5%
Total Occupancy as of 6/30/2016(1)	93.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/30/2016(1)	93.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1996, 1997, 1998, 2001, 2008 / NAP	Mortgage Rate		4.7815%
Appraised Value	$191,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$22,689,575
Underwritten Expenses	$9,761,747	Escrows
Underwritten Net Operating Income (NOI)	$12,927,827		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,307,183	Taxes	$0	$284,585
Cut-off Date LTV Ratio(2)	69.6%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	69.6%	Replacement Reserves(4)	$2,499,287	$13,011
DSCR Based on Underwritten NOI / NCF(2)	2.01x / 1.91x	TI/LC	$15,989,354	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.7% / 9.3%	Other(5)	$9,780,120	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$133,000,000	60.6%	Purchase Price	$190,620,000	86.8%
Principal’s New Cash Contribution	86,642,857	39.4	Reserves	28,268,761	12.9
			Closing Costs	754,096	0.3

Total Sources	$219,642,857	100.0%	Total Uses	$219,642,857	100.0%

(1)	Total Occupancy and Owned Occupancy include a portion of space leased by Comcast (144,095 SF) which has executed its lease but has not yet taken occupancy in the space. Comcast is anticipated to take occupancy in September 2016, Total Occupancy and Owned Occupancy excluding this portion of space is 74.6%. We cannot assure you that this tenant will take occupancy in this additional space or begin paying rent as anticipated or at all.
(2)	Calculated based on the aggregate outstanding principal balance of the Panorama Corporate Center Whole Loan. See “—The Mortgage Loan” below.
(3)	The Cut-off Principal Balance of $58,500,000 represents the non-controlling note A-2 of a $133,000,000 whole loan evidenced by two pari passu notes.
(4)	Replacement reserves are capped at $2,967,676. See “—Escrows” below.
(5)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Panorama Corporate Center Loan”) is part of a whole loan structure (the “Panorama Corporate Center Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Centennial, Colorado (the “Panorama Corporate Center Property”). The Panorama Corporate Center Loan (evidenced by note A-2), which represents a non-controlling interest in the Panorama Corporate Center Whole Loan, has an outstanding principal balance as of the Cut-off Date of $58,500,000 and represents approximately 5.5% of the Initial Pool Balance. The related companion loan (the “Panorama Corporate Center Companion Loan”) evidenced by note A-1, has an outstanding principal balance as of the Cut-off Date of $74,500,000. The Panorama Corporate Center Companion Loan represents the controlling interest in the Panorama Corporate Center Whole Loan and was contributed to the GS Mortgage Securities Trust 2016-GS2 (“GSMS 2016-GS2”) transaction. The Panorama Corporate Center Whole Loan was originated by Goldman Sachs Mortgage Company on January 13, 2016. The Panorama Corporate Center Whole Loan has an original principal balance of $133,000,000 and each note has an interest rate of 4.7815% per annum. The borrower utilized the proceeds of the Panorama Corporate Center Whole Loan to acquire the Panorama Corporate Center Property, fund reserves and pay origination costs.

The Panorama Corporate Center Loan had an initial term of 120 months and has a remaining term of 113 months as of the Cut-off Date. The Panorama Corporate Center Loan requires interest only payments on each due date through the scheduled maturity date in February 2026. The voluntary prepayment of the Panorama Corporate Center Loan is not permitted prior to the due date in November 2025. At any time after the second anniversary of the securitization Closing Date, the Panorama Corporate Center Loan may be defeased in full (or partially defeased in connection with the release of one or more buildings comprising the Panorama Corporate Center Property) with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Property. The Panorama Corporate Center Property is a six building, Class A office complex consisting of 780,648 SF located in Centennial, Colorado. The Panorama Corporate Center Property is located west of the I-25 highway and south of East Dry Creek Road in the Southeast Denver submarket approximately 30 miles from Downtown Denver. The Panorama Corporate Center Property consists of six individual buildings known as Panorama Corporate Center I (“Building I”, 106,213 SF), Panorama Corporate Center II (“Building II”, 102,182 SF), Panorama Corporate Center III (“Building III”, 144,096 SF), Panorama Corporate Center IV (“Building IV”, 144,202 SF), Panorama Corporate Center V (“Building V”, 139,860 SF), and Panorama Corporate Center VIII (“Building VIII”, 144,095 SF). The individual buildings feature three or four floors and were constructed between 1996 and 2008.

The Panorama Corporate Center Property is leased to a number of investment grade tenants including Comcast and United Launch Alliance (“ULA”). Four of the six buildings are occupied by single tenants under triple net leases; Comcast (Buildings III and VIII) and ULA (Buildings I and IV). Comcast is currently occupying two suites in Building II; one of which is 24,389 SF ($19.00 base rent per SF) and the other suite is 11,811 SF ($0.00 base rent per SF) and 100% of Building III. Comcast has executed leases and taken possession of its space in Building VIII, totaling 144,095 SF ($19.00 base rent per SF) which is currently being built out. Comcast is expected to take occupancy of Building VIII in September 2016. Comcast’s rent will be abated until December 2016 in Building III and May 2017 in Building VIII. ULA occupies space in Buildings I, II, and IV. ULA occupies 100% of Buildings I and IV. ULA additionally occupies space in Building II (48,980 SF) which expires in November 2016. ULA intends to vacate 39,329 SF of its Building II space upon expiration. This space is treated as vacant in the underwriting. The borrower is currently in discussions and a lease amendment is out-for-signature with Comcast to take 34,372 SF of the space that will be vacated by ULA in Building II. We cannot assure you that Comcast will take occupancy or begin paying rent as anticipated or at all.

In addition to office space, the Panorama Corporate Center Property features on-site amenities including a deli with wifi-enabled outdoor seating, a newly constructed fitness center and unobstructed views of the Rocky Mountains. As of June 30, 2016 Total Occupancy and Owned Occupancy for the Panorama Corporate Center Property were both 93.0%. Comcast has taken possession of all of its leased space at Panorama Corporate Center Property. Comcast is completing the buildout of Building VIII and is expected to take occupancy in September 2016.

The following table presents certain information relating to the buildings at the Panorama Corporate Center Property:

Building Summary

Building	Allocated Loan Amount	Building Description	Occupancy	GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF
Building VIII	$32,000,000	4-story building	100.0%	144,095	18.5%	$2,737,824	21.8%	$19.00
Building III	31,500,000	4-story building	100.0%	144,096	18.5	2,665,776	21.2	18.50
Building IV	26,500,000	4-story building	100.0%	144,202	18.5	2,494,695	19.8	17.30
Building V	20,000,000	4-story building	94.4%	139,860	17.9	2,437,285	19.4	18.46
Building I	15,500,000	3-story building	100.0%	106,213	13.6	1,513,387	12.0	14.25
Building II(1)	7,500,000	3-story building	54.5%	102,182	13.1	732,454	5.8	13.16
Total / Weighted Average(2)	$133,000,000		93.0%	780,648	100.0%	$12,581,421	100.0%	$17.32

(1)	Building II occupancy and UW base rent $ per SF is based on ULA vacating 39,329 SF of its space in Building II. Total occupancy for Building II is 93.0% and UW base rent $ per SF is $15.37 including ULA as occupied and excluding the base rent adjustment.
(2)	Total occupancy assuming ULA is occupied is 98.1% and UW base rent is $17.38 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants at the Panorama Corporate Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Comcast(2)	A- / A3 / A-	324,391	41.6%	$5,866,991	46.6%	$18.09	(3)	3, 5-year options
ULA(4)	A / A2 / A	260,066	33.3	4,154,999	33.0	15.98	(5)	2, 5-year options
Travelport	NR / NR / B	120,847	15.5	2,114,805	16.8	17.50	11/30/2025	1, 10-year option
Professionals Management Group	NR / NR / NR	6,322	0.8	180,177	1.4	28.50	1/31/2019	NA
Sirius Computer Solutions, Inc	NR / B1 / NR	2,997	0.4	67,433	0.5	22.50	3/31/2018	NA
Starkey Mortgage	NR / NR / NR	3,406	0.4	66,417	0.5	19.50	11/30/2018	2, 1-year options
Adecco USA, Inc.	NR / Baa1 / BBB+	1,989	0.3	51,714	0.4	26.00	3/31/2018	1, 3-year option
Sprint Antenna(6)	B+ / Caa1 / B	0	0.0	35,741	0.3	0.00	3/16/2025	1, 5-year option
Verizon Wireless Antenna(7)	NR / NR / NR	0	0.0	31,170	0.2	0.00	9/30/2017	2, 5-year option
XO Com Antenna	NR / NR / NR	0	0.0	5,976	0.0	0.00	(8)	(9)
Ten Largest Tenants		720,018	92.2%	$12,575,421	99.95%	$17.47
Remaining Owned Tenants(10)		6,271	0.8	6,000	0.05	0.96
Vacant Spaces (Owned Space)		54,359	7.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		780,648	100.0%	$12,581,421	100.0%	$17.32

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Comcast is currently occupying and paying rent on two suites in Building II, 24,389 SF ($19.00 base rent per SF) and 11,811 SF ($0.00 base rent per SF). Comcast is currently occupying but has not yet begun paying rent on four suites in Building III 144,096 SF ($18.50 base rent per SF). Comcast has also executed leases and taken possession of its space in Building VIII consisting of 144,095 SF ($19.00 base rent per SF), which is currently being built out. Comcast is expected to take occupancy of its space in Building VIII in September 2016. Comcast’s rent will be abated until 12/1/2016 in Building III and 5/16/2017 in Building VIII. An approximately $8.4 million rent gap/free rent reserve was held back at origination to fund the rent gap. Comcast has 3, 5-year extensions options on a majority of its leased spaces. We cannot assure you that Comcast will take occupancy or begin paying rent as anticipated or at all.
(3)	Comcast has three separate lease expirations, including 288,191 SF of space ($18.75 base rent per SF) expiring on February 28, 2029, 24,389 SF of space ($19.00 base rent per SF) expiring on December 31, 2025 and 11,811 SF ($0.00 base rent per SF) expiring on December 31, 2016. Comcast has the option to extend its lease on the 11,811 SF suite (“Suite 300”) to expire on 12/31/2025 with a beginning base rent of $19.00 per SF and with $0.50 annual escalations. If extended, the lease for Suite 300 will include three, five-year extension options. Comcast has not yet executed the extension. We cannot assure you that they will execute the extension.
(4)	ULA occupies space in Buildings I, II, and IV. ULA occupies 100% of Buildings I and IV. ULA’s Building II space (48,980 SF) expires in November 2016. ULA intends to vacate a portion of its Building II space (39,329 SF) upon expiration in November 2016. This space is treated as vacant in the underwriting, however, the borrower sponsor is negotiating a lease and a lease amendment is out-for-signature with Comcast to lease 34,372 SF of the space at $19.00 base rent per SF. We cannot assure you that Comcast will take occupancy or begin paying rent as anticipated or at all.
(5)	ULA has two separate lease expirations, including 250,415 SF of space ($16.01 base rent per SF) expiring on November 30, 2021 and 9,651 SF of space ($15.22 base rent per SF) expiring on November 30, 2016.
(6)	Sprint Antenna lease renews automatically. Sprint Antenna has the right to terminate its lease with 90 days written notice.
(7)	Verizon Wireless Antenna lease renews automatically.
(8)	XO Com Antenna has two separate lease expirations, including 0 SF of space ($1,800 annual rent) expiring on August 31, 2020 and 0 SF ($4,176 annual rent) expiring on April 18, 2018.
(9)	XO Com Antenna’s 0 SF of space ($1,800 annual rent) space has 2, 3-year options. XO Com Antenna’s and 0 SF ($4,176 annual rent) renews automatically until terminated by either tenant or landlord in accordance with lease.
(10)	Includes UW base rent of antennas at the property with no associated SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the lease rollover schedule at the Panorama Corporate Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM(3)	3,328	0.4%	0.4%	$0	0.0%	$0.00	1
2016	21,462	2.7	3.2%	146,917	1.2	6.85	2
2017	0	0.0	3.2%	32,970	0.3	NA	2
2018	8,392	1.1	4.3%	192,140	1.5	22.90	6
2019	6,322	0.8	5.1%	181,977	1.4	28.78	2
2020	0	0.0	5.1%	1,800	0.0	NA	1
2021	250,415	32.1	37.1%	4,008,082	31.9	16.01	2
2022	0	0.0	37.1%	0	0.0	0.00	0
2023	0	0.0	37.1%	0	0.0	0.00	0
2024	0	0.0	37.1%	0	0.0	0.00	0
2025	145,236	18.6	55.7%	2,613,936	20.8	18.00	3
2026	0	0.0	55.7%	0	0.0	0.00	0
2027 & Thereafter	291,134	37.3	93.0%	5,403,600	42.9	18.56	5
Vacant	54,359	7.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	780,648	100.0%		$12,581,421	100.0%	$17.32	24

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	UW Base Rent includes $78,887 from antennas on the roof of the property, with zero associated GLA ($32,970 expiring in 2017; $6,576 expiring in 2018; $1,800 expiring in 2019; $1,800 expiring in 2020 and $35,741 expiring in 2025).
(3)	Includes Black Cow Deli (3,328 SF) with no base rent attributed. Black Cow Deli pays a percentage rent on sales.

The following table presents certain information relating to historical occupancy at the Panorama Corporate Center Property:

Historical Leased %(1)

2012	2013	2014	As of 11/1/2015	As of 11/1/2015
97.8%	92.0%	91.1%	93.1%	93.0%

(1)	As provided by the borrower and reflects occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Panorama Corporate Center Property:

Cash Flow Analysis(1)

	2014	TTM 9/30/2015(2)	Annualized T6.5 7/31/2016(3)	Underwritten(4)	Underwritten $ per SF
Base Rental Revenue	$10,111,545	$7,883,745	$9,933,722	$12,581,421	$16.12
Contractual Credit Rent Steps(5)	0	0	0	1,345,540	1.72
Total Reimbursement Revenue	8,427,676	6,075,581	5,792,364	8,761,393	11.22
Gross Up Vacancy	0	0	0	1,654,144	2.12
Parking Revenue	2,835	405	1,221	1,221	0.00
Other Revenue(6)	7,938	8,833	0	0	0.00
Gross Revenue	$18,549,995	$13,968,564	$15,727,307	$24,343,719	$31.18
Vacancy Loss	0	0	(3,081,905)	(1,654,144)	(2.12)
Credit Loss	(32,207)	(64,049)	0	0	0.00
Effective Gross Revenue	$18,517,787	$13,904,515	$12,645,401	$22,689,575	$29.07

Total Operating Expenses	$9,203,888	$9,042,111	$7,869,088	$9,761,747	$12.50

Net Operating Income	$9,313,899	$4,862,404	$4,776,314	$12,927,827	$16.56
TI/LC	0	0	0	464,515	0.60
Capital Expenditures	0	0	0	156,130	0.20
Net Cash Flow(7)	$9,313,899	$4,862,404	$4,776,314	$12,307,183	$15.77

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The decline in TTM 9/30/2015 net cash flow represents termination of the Charles Schwab lease.
(3)	Annualized T6.5 7/31/2016 reimbursements exclude Regional Transportation District tenant reimbursement revenue held as a reserve; the borrower has not yet requested draw.
(4)	Underwritten cash flow based on contractual rents as of June 30, 2016 with contractual rent steps through October 31, 2017. Underwritten Base Rent includes base rent for Comcast, which has executed leases but has not yet taken occupancy or begun paying rent on a portion of its space. We cannot assure you that Comcast will take occupancy or begin paying rent as anticipated or at all.
(5)	The underwritten contractual credit rent steps line item represents the present value of future rent steps for investment-grade tenants at the Panorama Corporate Center Property, discounted at 7.0%.
(6)	Other revenue reflects income from late fees; excluded from underwriting.
(7)	Cash flows are not available prior to 2014 as the seller acquired the Panorama Corporate Center Property at year-end 2013.

■	Appraisal. According to the appraisal, the Panorama Corporate Center Property had an “as-is” appraised value of $191,000,000 as of December 3, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated January 7, 2016, there are no recognized environmental conditions or recommendations for further action at the Panorama Corporate Center Property.

■	Market Overview and Competition. The Panorama Corporate Center Property is located in the Southeast Denver office submarket. According to the appraisal, as of 3Q 2015, the market included a total of approximately 34.2 million SF of office space, with direct vacancy at approximately 4.1 million SF or 12.0%. As of 3Q 2015, net absorption was slightly negative at 11,239 SF. Class A space in the Southeast Denver submarket recorded a lower negative absorption of 3,066 SF in 3Q 2015. Asking rents for Class A space increased to $27.05 per SF (FSG) as of 3Q 2015, representing a 2.9% year-over-year increase. The Panorama Corporate Center Property is, more specifically, located in the Panorama/Highland Office Micro Market. As of 3Q 2015, the micro market included approximately 2.5 million SF of office space. Vacancy in the micro market is estimated to be 9.4% and the average Class A asking rent as of 3Q 2015 was $31.07 per SF (FSG).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the primary competition for the Panorama Corporate Center Property:

Competitive Set(1)

	Panorama Corporate Center	Village Center	Fiddler’s Green Center	Palazzo Verdi	The Point at Inverness	CoBank Center
Distance from Property	-	2.0 miles	2.0 miles	2.0 miles	2.1 miles	2.0 miles
Property Type	General Suburban	General Suburban	General Suburban	General Suburban	General Suburban	General Suburban
Year Built	Various	2008	1999	2008	2001	2015
Total GLA	780,648	233,958	413,208	311,305	186,945	274,287
Total Occupancy	93.0%	100%	100%	100%	96%	100%
Major Tenants	Comcast, ULA, Travelport	NA	Fidelity Investments	NA	NA	CoBank

(1)	Source: Appraisal.

■	The Borrower. The borrower is East Panorama Associates, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Panorama Corporate Center Loan. The non-recourse carveout guarantor under the Panorama Corporate Center Loan is EverWest, LLC, an indirect owner of the borrower.

East Panorama Associates, LLC is indirectly owned by EverWest, LLC (10.0%) and IAM WSN Panorama Portfolio LLC (90.0%), an entity which is controlled by Independencia S.A. EverWest, LLC (“EverWest”) is a real estate operating and investment company with headquarters in Denver, Colorado. EverWest was formed in 2013 as the successor entity to Alliance Commercial Partners and its affiliates, which had been in existence since 1996. As of March 31, 2016, EverWest’s portfolio consisted of 32 investments located across the United States with a combined net equity value of $206 million. Independencia S.A. (“Independencia”) is a Chilean pension fund manager which formed its first real estate investment fund in 1990, Rentas Inmobiliarias S.A. Independencia’s current real estate fund, Fondo de Inversion Rentas Inmobiliarias (Real Estate Income Producing Fund), is invested in 24 U.S. properties and an additional 81 international properties. More broadly, as of 2015, Independencia managed approximately $2.1 billion in assets across the real estate, education, and forestry industries. Independencia has been active in the United States since 2005 and the United States represents 12% of their overall portfolio as of year-end 2015.

■	Escrows. On the origination date, the borrower funded a replacement reserve of $2,499,287, an outstanding tenant improvement and leasing commissions reserve related to Comcast’s space of $15,989,354, a rent gap/free rent reserve of $8,382,085 for Comcast’s space in Building III and Building VIII, a Regional Transportation District (“RTD”) refurbishment credit reserve of $1,152,158 representing the current balance of RTD’s reserve for which RTD makes annual payments of their proportionate share of expenses for their use of the Building IV parking garage, and a capital projects reserve of $245,876.

On each due date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents, and there is no continuing event of default and the borrower has delivered satisfactory evidence of paid insurance coverage to the lender when and as required, (ii) a replacement reserve in the amount of $13,011, capped at $2,967,676 and (iii) during the continuance of a Panorama Corporate Center Trigger Period, a leasing reserve in the amount of $97,582.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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In addition, beginning on May 30, 2020, all excess cash flow (after the payment of debt service, required reserves and operating expenses as described below) is required to be reserved the (“ULA Roll Reserve”) up to an amount equal to product of $25 times the number of square feet covered by the lease with ULA that is not extended or renewed. The ULA Roll Reserve is to be used for tenant improvement and leasing costs and is required until the earlier of (i) the execution and delivery by ULA of extension options of no less than five years on all of such square footage or (ii) the leasing of the entirety of the square footage with respect to which such ULA has not exercised an extension option of at least five years pursuant to a lease meeting requirements set forth in the related loan documents.

A “Panorama Corporate Center Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the related loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.20x and ending at the conclusion of the second consecutive calendar quarter for which the debt service coverage ratio is equal to or greater than 1.20x and (ii) after the occurrence and during continuance of an event of default under the related loan documents.

■	Lockbox and Cash Management. The Panorama Corporate Center Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Panorama Corporate Center Property and all other money received by the borrower or the property manager with respect to the Panorama Corporate Center Property be deposited into such lockbox account on each business day. For so long as no Panorama Corporate Center Trigger Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Panorama Corporate Center Trigger Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a Panorama Corporate Center Trigger Period, the related loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, be reserved in an excess cash flow reserve account as additional collateral.

■	Property Management. The Panorama Corporate Center Property is currently managed by EverWest Property Services, LLC. Under the related loan documents, if the management agreement is terminated for any reason, the lender may require the manager to be replaced by a management company approved by the lender and with respect to which lender may require receipt of a Rating Agency Confirmation. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists an event of default under the Panorama Corporate Center Loan that remains uncured and is continuing; or (c) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Release of Collateral. Provided no event of default under the Panorama Corporate Center Loan has occurred and is continuing, the borrower has the right after the second anniversary of the securitization Closing Date to obtain release of certain buildings at the Panorama Corporate Center Property in conjunction with a transfer of such building to an unaffiliated third party, subject to the satisfaction of certain conditions, including, among others: (i) the borrower defeases an amount equal to 115% of the allocated loan amount related to such building(s) being released, (ii) after giving effect to such release, the debt service coverage ratio (calculated in accordance with the related loan documents) for the trailing 12-month period, recalculated to include only income and expense attributable to the portion of the Panorama Corporate Center Property remaining after the contemplated release and to exclude the interest expense on the aggregate amount defeased in connection with such release, is equal to or greater than the greater of (x) (a) 1.55x if neither Building III nor Building VIII is subject to the proposed release or have been previously released, (b) 1.65x if either Building III or Building VIII is subject to the proposed release or has been previously released and (c) 1.75x if both Building III and Building VIII are subject to the proposed release or have been previously released and (y) the debt service coverage ratio immediately prior to such release, (iii) the receipt of a Rating Agency Confirmation and (iv) compliance with REMIC requirements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The property, loss of rents/business interruption, general liability and umbrella liability insurance policies required in the related loan documents are required to include Terrorism Coverage (as those terms are defined in TRIPRA or similar or subsequent statute). Such terrorism coverage is required to comply with each of the applicable requirements for policies set forth in the related loan documents (including, without limitation, those relating to deductibles); provided that, the lender may reasonably require the borrower to obtain or cause to be obtained the terrorism coverage with higher deductibles than set forth in the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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105

Veritas Multifamily Pool 1

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
SAN FRANCISCO
San Francisco Bay
South Bay
Palace of Fine Arts
MARINA DISTRICT
FISHERMAN'S WHARF
BAY ST
NORTH BEACH
TELEGRAPH HILL
RUSSIAN HILL
COW HILL
NORTH FINANCIAL DISTRICT
CHINATOWN
NOB HILL
SOUTH FINANCIAL DISTRICT
UNION SQUARE
PACIFIC HEIGHTS
JAPANTOWN
TENDERLOIN
CIVIC CENTER
YERBA BUENA
SOUTH BEACH
AT&T Park
Fort Miley
GEARY BLVD
OUTER RICHMOND
CENTRAL RICHMOND
INNER RICHMOND
BALBOA ST
University of San Francisco
WESTERN ADDITION
FULTON ST
HAYES VALLEY
SOUTH OF MARKET
MULTIMEDIA GULCH
MISSION BAY
Golden Gate Park
LINCOLN WAY
OUTER SUNSET
CENTRAL SUNSET
INNER SUNSET
SHOWPLACE SQUARE
MISSION DISTRICT
DOGPATCH
POTRERO HILL
NOE VALLEY
OUTER PARKSIDE
PARKSIDE
FOREST HILL
DIAMOND HEIGHTS
BERNAL HEIGHTS
CENTRAL WATERFRONT
India Basin
San Francisco Zoo
Stonestown Galleria
San Francisco State University
SUNNYSIDE
PORTOLA
JOHN F FORAN FWY
JAMES LICK FWY
INGLESIDE TERRACE
MISSION TERRACE
EXCELSIOR
McLaren Park
HUNTERS POINT
South Basin
Lake Merced
INGLESIDE HEIGHTS
OUTER MISSION
VISITACION VALLEY
CANDLESTICK POINT
SAN FRANCISCO-OAKLAND BAY BRG

Veritas Multifamily Pool 1

#	Property Name	Address	City/State	Zip Code
1	645 Stockton Street	645 Stockton Street	San Francisco, CA	94108
2	400 Duboce Avenue	400 Duboce Avenue	San Francisco, CA	94117
3	950 Franklin Street	950 Franklin Street	San Francisco, CA	94109
4	1340-1390 Taylor Street	1340-1390 Taylor Street	San Francisco, CA	94108
5	601 O'Farrell Street	601 O'Farrell Street	San Francisco, CA	94109
6	2677 Larkin Street	2677 Larkin Street	San Francisco, CA	94109
7	1801 Gough Street	1801 Gough Street	San Francisco, CA	94109
8	845 California Street	845 California Street	San Francisco, CA	94108
9	1290 20th Avenue	1290 20th Avenue	San Francisco, CA	94122
10	78 Buchanan Street	78 Buchanan Street	San Francisco, CA	94102
11	1870 Pacific Avenue	1870 Pacific Avenue	San Francisco, CA	94109
12	500 Stanyan Street	500 Stanyan Street	San Francisco, CA	94117
13	540 Leavenworth Street	540 Leavenworth Street	San Francisco, CA	94109
14	1401 Jones Street	1401 Jones Street	San Francisco, CA	94109
15	676 Geary Street	676 Geary Street	San Francisco, CA	94102
16	100 Broderick Street	100 Broderick Street	San Francisco, CA	94115
17	2075 Market Street	2075 Market Street	San Francisco, CA	94114
18	621 Stockton Street	621 Stockton Street	San Francisco, CA	94108
19	1660 Bay Street	1660 Bay Street	San Francisco, CA	94123
20	655 Stockton Street	655 Stockton Street	San Francisco, CA	94108
21	2238 Hyde Street	2238 Hyde Street	San Francisco, CA	94109
22	2600 Van Ness Avenue	2600 Van Ness Avenue	San Francisco, CA	94109
23	355 Fulton Street	355 Fulton Street	San Francisco, CA	94102
24	1520 Gough Street	1520 Gough Street	San Francisco, CA	94109
25	1126 Bush Street	1126 Bush Street	San Francisco, CA	94109
26	1547 Clay Street	1547 Clay Street	San Francisco, CA	94109
27	840 California Street	840 California Street	San Francisco, CA	94108
28	925 Geary Street	925 Geary Street	San Francisco, CA	94109
29	691 O'Farrell Street	691 O'Farrell Street	San Francisco, CA	94109
30	2363 Van Ness Avenue	2363 Van Ness Avenue	San Francisco, CA	94109
31	1840 Clay Street	1840 Clay Street	San Francisco, CA	94109
32	1020 Post Street	1020 Post Street	San Francisco, CA	94109
33	2975 Van Ness Avenue	2975 Van Ness Avenue	San Francisco, CA	94109
34	755 O'Farrell Street	755 O'Farrell Street	San Francisco, CA	94109
35	106 Sanchez Street	106 Sanchez Street	San Francisco, CA	94114
36	709 Geary Street	709 Geary Street	San Francisco, CA	94109
37	1440 Sutter Street	1440 Sutter Street	San Francisco, CA	94109
38	1690 North Point	1690 North Point	San Francisco, CA	94123
39	1753 Mason Street	1753 Mason Street	San Francisco, CA	94133
40	915 Pierce Street	915 Pierce Street	San Francisco, CA	94115
41	520 Buchanan Street	520 Buchanan Street	San Francisco, CA	94102
42	3210 Gough Street	3210 Gough Street	San Francisco, CA	94123
43	124 Mason Street	124 Mason Street	San Francisco, CA	94102
44	50 Joice Street	50 Joice Street	San Francisco, CA	94108
45	2038 Divisadero Street	2038 Divisadero Street	San Francisco, CA	94115
46	340 Church Street	340 Church Street	San Francisco, CA	94114
47	411 15th Avenue	411 15th Avenue	San Francisco, CA	94118
48	1855 10th Avenue	1855 10th Avenue	San Francisco, CA	94122
49	1260 Broadway Street	1260 Broadway Street	San Francisco, CA	94109
50	449 O'Farrell Street	449 O'Farrell Street	San Francisco, CA	94102
51	235 Church Street	235 Church Street	San Francisco, CA	94114
52	4540 California Street	4540 California Street	San Francisco, CA	94118
53	2500 Van Ness Avenue	2500 Van Ness Avenue	San Francisco, CA	94109
54	346 Leavenworth Street	346 Leavenworth Street	San Francisco, CA	94102
55	3264-3274 Mission Street	3264-3274 Mission Street	San Francisco, CA	94110
56	3715 California Street	3715 California Street	San Francisco, CA	94118
57	325 9th Avenue	325 9th Avenue	San Francisco, CA	94118
58	1656 Leavenworth Street	1656 Leavenworth Street	San Francisco, CA	94109
59	252-258 Church Street	252-258 Church Street	San Francisco, CA	94114
60	500-506 Bartlett Street	500-506 Bartlett Street	San Francisco, CA	94110
61	1500-1514 Geneva Avenue	1500-1514 Geneva Avenue	San Francisco, CA	94112

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Veritas Multifamily Pool 1

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	61		Loan Seller	GSMC
Location (City/State)	San Francisco, California		Cut-off Date Principal Balance(4)	$55,250,000
Property Type	Multifamily		Cut-off Date Principal Balance per Unit(3)	$133,400.93
Size (Units)	1,726		Percentage of Initial Pool Balance	5.2%
Total Occupancy as of 4/18/2016(1)	94.9%		Number of Related Mortgage Loans(5)	2
Owned Occupancy as of 4/18/2016(1)	94.9%		Type of Security	Fee Simple
Year Built / Latest Renovation	Various		Mortgage Rate	4.07546875%
Appraised Value(2)	$923,275,000		Original Term to Maturity (Months)	60
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	60

Underwritten Revenues	$48,002,153
Underwritten Expenses	$12,241,493	Escrows
Underwritten Net Operating Income (NOI)	$35,760,660		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$35,374,970	Taxes	$1,695,187	$290,399
Cut-off Date LTV Ratio(2)(3)	24.9%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	24.9%	Replacement Reserves	$19,000,000	$43,150
DSCR Based on Underwritten NOI / NCF(3)	3.76x / 3.72x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	15.5% / 15.4%	Other(6)	$658,722	$0

Sources and Uses

Sources	$	%	Uses	$	%
Senior Loan Amount	$230,250,000	34.0%	Loan Payoff	$523,218,409	77.3%
Subordinate Companion Loan Amount	249,750,000	36.9	Principal Equity Distribution	124,647,488	18.4
Mezzanine Loan Amount	196,500,000	29.0	Reserves	21,353,909	3.2
			Closing Costs	7,280,194	1.1

Total Sources	$676,500,000	100.0%	Total Uses	$676,500,000	100.0%

(1)	Total Occupancy and Owned Occupancy are calculated by dividing the number of units occupied by the total number of units at the Veritas Multifamily Pool 1 Properties. Total Occupancy and Owned Occupancy excluding admin and down units is 96.7%. Admin units are nonconforming units that are not available for leasing and down units are units that the borrower sponsor has elected to take off-line to renovate. Occupancy calculations do not include retail units.

(2)	The Appraised Value represents the aggregate “as-is” appraised value of the Veritas Multifamily Pool 1 Properties of $865,880,000 plus a 6.6% portfolio premium. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio for the Veritas Multifamily Pool 1 Loan calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium are both 26.6%. See “—Appraisals” below.

(3)	Calculated based on the aggregate outstanding principal balance of the Veritas Multifamily Pool 1 Senior Loans. See “—The Mortgage Loan” below.

(4)	The Cut-off Date Principal Balance of $55,250,000 represents the non-controlling note A-3 of a $480,000,000 whole loan evidenced by three senior pari passu notes and one subordinate note B.

(5)	Yat-Pang Au is the guarantor of the non-recourse carveouts under the Veritas Multifamily Pool 1 Loan and the Veritas Multifamily Pool 2 Loan.

(6)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Veritas Multifamily Pool 1 Loan”) is part of a whole loan structure (the “Veritas Multifamily Pool 1 Whole Loan”) comprised of three non-controlling senior pari passu notes (note A-1, note A-2 and note A-3, collectively the “Veritas Multifamily Pool 1 Senior Loans”) with an aggregate outstanding principal balance of $230,250,000 (note A-1 and note A-2, the “Veritas Multifamily Pool 1 Pari Passu Companion Loans”) and one controlling subordinate note B with an outstanding principal balance of $249,750,000 (the “Veritas Multifamily Pool 1 Subordinate Companion Loan” and, together with the Veritas Multifamily Pool 1 Pari Passu Companion Loans, the “Veritas Multifamily Pool 1 Companion Loans”). The Veritas Multifamily Pool 1 Whole Loan has an aggregate outstanding principal balance of $480,000,000 as of the Cut-off Date and is secured by borrowers’ fee simple interests in 61 multifamily properties located in San Francisco, California (the “Veritas Multifamily Pool 1 Properties”). The Veritas Multifamily Pool 1 Loan (evidenced by note A-3) has an outstanding balance as of the Cut-off Date of $55,250,000 and represents approximately 5.2% of the Initial Pool Balance. Note A-1 and the Veritas Multifamily Pool 1 Subordinate Companion Loan were contributed to the GS Mortgage Securities Corporation Trust 2016-RENT (“GSMS 2016-RENT”) transaction, and note A-2 was contributed to the GS Mortgage Securities Trust 2016-GS2 (“GSMS 2016-GS2”) transaction. The Veritas Multifamily Pool 1 Whole Loan was originated by GS Commercial Real Estate LP on January 29, 2016 and each note of the Veritas Multifamily Pool 1 Whole Loan has an interest rate of 4.07546875% per annum. The borrowers utilized the proceeds of the Veritas Multifamily Pool 1 Whole Loan to refinance existing debt on the Veritas Multifamily Pool 1 Properties, fund reserves, pay origination costs and return equity to the borrower sponsor. All calculations relating to the Veritas Multifamily Pool 1 Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Veritas Multifamily Pool 1 Senior Loans and exclude the Veritas Multifamily Pool 1 Subordinate Companion Loan unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Veritas Multifamily Pool 1

The Veritas Multifamily Pool 1 Loan has received a credit assessment of AAA by Fitch, Aa2 by Moody’s and AAA by KBRA.

The Veritas Multifamily Pool 1 Loan had an initial term of 60 months and has a remaining term of 53 months as of the Cut-off Date. The Veritas Multifamily Pool 1 Loan requires interest only payments during its term. The scheduled maturity date of the Veritas Multifamily Pool 1 Loan is the due date in February 2021. The borrowers may prepay the Veritas Multifamily Pool 1 Loan, in whole or in part on or after the due date in August 2020, without payment of any prepayment premium or yield maintenance premium. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and on or after the first due date following the second anniversary of the securitization Closing Date, the Veritas Multifamily Pool 1 Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

Veritas Multifamily Pool 1 Total Debt

Veritas Multifamily Pool 1 Whole Loan
	Senior Loans	Interest Rate	Cumulative Cut-off Date Balance	Cumulative Amount Per Unit	Cumulative Cut-off Date LTV Ratio(1)	Underwritten In-Place NOI / NCF Debt Yield	Underwritten In-Place NOI / NCF DSCR
Veritas Multifamily Pool 1 Loan $55,250,000 Note A-3	Veritas Multifamily Pool 1 Pari Passu Companion Loans $100,000,000 Note A-1 $75,000,000 Note A-2	4.07546875%	$230,250,000	$133,401	24.9%	15.5% / 15.4%	3.76x / 3.72x
Veritas Multifamily Pool 1 Subordinate Companion Loan $249,750,000 Note B		4.07546875%	$480,000,000	$278,100	52.0%	7.5% / 7.4%	1.80x / 1.78x
Veritas Multifamily Pool 1 Mezzanine Loan A $107,000,000		6.7500%	$587,000,000	$340,093	63.6%	6.1% / 6.0%	1.32x / 1.30x
Veritas Multifamily Pool 1 Mezzanine Loan B $49,500,000		7.8000%	$636,500,000	$368,772	68.9%	5.6% / 5.6%	1.15x / 1.14x
Veritas Multifamily Pool 1 Mezzanine Loan C $40,000,000		10.4875%	$676,500,000	$391,947	73.3%	5.3% / 5.2%	1.01x / 1.00x

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the aggregate “as-is” appraised value of the Veritas Multifamily Pool 1 Properties of $865,880,000 plus a 6.6% portfolio premium. The Cumulative Cut-off Date LTV Ratios for the Veritas Multifamily Pool 1 Senior Loans, Veritas Multifamily Pool 1 Subordinate Companion Loan, Mezzanine Loan A, Mezzanine Loan B and Mezzanine Loan C, calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium are 26.6%, 55.4%, 67.8%, 73.5% and 78.1%, respectively. See “—Appraisals” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Properties. The Veritas Multifamily Pool 1 Loan is secured by, among other things, first liens on the borrowers’ fee simple interests in 61 multifamily properties located in San Francisco, California consisting of 1,726 multifamily units. Each of the Veritas Multifamily Pool 1 Properties is subject to San Francisco’s rent control ordinance that limits annual rent increases to 60% of the Bay Area Consumer Price Index (“CPI”) that applies to all multifamily properties built prior to 1979. Each time an existing tenant vacates, the rent can be reset to market levels (with subsequent annual increases for that tenant limited to 60% of Bay Area CPI). As a result of rent control, in-place rents at the Veritas Multifamily Pool 1 Properties are approximately 34.4% below the borrowers’ estimate of current market rents in the aggregate, with approximately 88.2% of the multifamily units below the borrowers’ estimate of market rent levels as of April 18, 2016. Unless otherwise specified, market rents are as provided by the borrower sponsor. Cash flow growth at the Veritas Multifamily Pool 1 Properties reflects, in part, renovation of vacated units and re-leasing such units at higher rents. The Veritas Multifamily Pool 1 Properties achieved net cash flow growth of 8.3% in 2015 over the prior year and 2014 net cash flow was 19.2% greater than 2013.

For property level information on each of the Veritas Multifamily Pool 1 Properties, see “Certain Characteristics of the Mortgage Loans and Mortgaged Properties” on Annex A-1 to the Preliminary Prospectus.

Portfolio Summary by Neighborhood

Neighborhood	# of Properties	# of Residential Units(1)	# of Retail Units(1)	Occupancy(1)	Underwritten In-Place Rent(1)	% of Allocated Loan Amount	Aggregate Appraised Value	Underwritten In-Place Net Cash Flow
Nob Hill	8	293	0	90.4%	$7,628,404	18.5%	$157,630,000	$5,655,211
Downtown	9	367	16	97.5%	6,628,602	13.3	122,590,000	5,377,459
Russian Hill	7	159	0	90.6%	5,571,810	12.8	109,120,000	3,972,526
Pacific Heights	5	141	0	94.3%	4,279,782	9.5	81,240,000	3,474,540
Civic Center	4	164	3	97.0%	3,961,350	8.3	70,890,000	3,283,443
Marina	5	97	2	93.8%	2,743,219	6.7	58,060,000	2,206,940
Upper Market	2	97	0	100.0%	2,543,430	5.7	48,660,000	2,080,504
Hayes Valley	3	96	0	97.9%	2,598,797	5.3	45,600,000	2,014,798
Mission Dolores	3	44	9	100.0%	974,425	3.3	28,450,000	1,197,478
Central Sunset	1	38	1	92.1%	939,569	2.6	22,870,000	1,044,404
NOPA	1	36	0	97.2%	1,139,246	2.4	20,190,000	939,889
Ashbury Heights	1	35	0	94.3%	936,150	2.1	17,750,000	770,388
Mission	3	24	2	95.8%	683,793	1.8	15,890,000	628,646
Lower Nob Hill	1	33	0	100.0%	813,845	1.6	13,720,000	645,870
Inner Richmond	2	24	0	91.7%	591,576	1.3	11,400,000	446,509
Cathedral Hill	1	15	0	100.0%	514,950	1.1	9,820,000	450,135
North Beach	1	14	1	100.0%	321,017	1.0	8,800,000	327,003
Richmond	1	14	2	100.0%	404,870	0.9	8,140,000	329,437
Golden Gate Heights	1	18	0	83.3%	380,832	0.9	8,100,000	280,126
Laurel Heights	1	12	0	75.0%	226,485	0.6	5,150,000	165,747
Visitacion Valley	1	5	1	100.0%	94,108	0.2	1,810,000	83,918
Total / Wtd. Avg.	61	1,726	37	94.9%	$43,976,259	100.0%	$865,880,000	$35,374,970

(1)	Provided by the borrowers, as of April 18, 2016. Occupancy calculations do not include retail units.

The following table presents certain information relating to the units and rent at the Veritas Multifamily Pool 1 Properties:

Unit Mix(1)

Unit Type	# of Units	Occupancy	Underwritten In-Place Average Monthly Rent per Unit(2)	Average Monthly Market Rent per Unit(3)	% Below Market Rent	Annual Underwritten In-Place Rent(2)	Annual Market Rent(3)
Studio	830	96.0%	$1,797	$2,727	34.1%	$17,189,691	$27,156,806
One Bedroom	709	93.5%	$2,465	$3,788	34.9%	19,612,324	32,226,189
Two Bedroom	169	95.3%	$3,138	$4,742	33.8%	6,062,168	9,616,343
Three Bedroom	16	93.8%	$5,571	$7,940	29.8%	1,002,786	1,524,420
Four Bedroom	2	100.0%	$4,554	$6,995	34.9%	109,290	167,880
Total / Wtd. Avg.	1,726	94.9%	$2,237	$3,413	34.4%	$43,976,259	$70,691,637

(1)	Provided by the borrowers, as of April 18, 2016.

(2)	Annual Underwritten In-Place Rent is the underwritten net rental income excluding concession loss.

(3)	The Average Monthly Market Rent per Unit and Annual Market Rent are based on the borrower sponsor’s estimates. We cannot assure you that these Market Rents will be achieved.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Veritas Multifamily Pool 1

The following table presents certain information relating to historical leasing at the Veritas Multifamily Pool 1 Properties:

Historical Leased %(1)

	2013	2014	2015	As of 4/18/2016
Occupancy	89.9%	90.6%	92.8%	94.9%
Adjusted Occupancy(2)	93.3%	94.4%	94.8%	96.7%

(1)	As provided by the borrowers and reflects occupancy for the indicated period as of the rent roll dated November 30 unless otherwise specified.

(2)	Adjusted occupancy means, for the specified time period, the percentage of units occupied, which is calculated by dividing the number of units occupied by the total number of units, excluding admin units and units down for renovation. Admin units are nonconforming units that are not available for leasing and down units are units that the borrower sponsor has elected to take off-line to renovate.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Veritas Multifamily Pool 1 Properties:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 5/31/2016	Borrowers’ 2016 Budget(2)	Underwritten In-Place(3)	Underwritten Year 5(4)	Underwritten Mark-To- Market(5)
Gross Potential Rent	$48,977,009	$55,408,309	$57,054,320	$62,937,582	$70,472,927	$70,691,637	$86,007,186	$70,691,637
Loss to Lease	(11,835,517)	(13,253,587)	(12,251,942)	(15,512,670)	(21,644,557)	(22,506,258)	(18,698,110)	0
Gross Scheduled Rent	$37,141,491	$42,154,722	$44,802,378	$47,424,912	$48,828,370	$48,185,379	$67,309,075	$70,691,637

Actual Vacancy	(2,495,930)	(2,871,018)	(4,062,994)	(4,113,190)	(2,949,565)	(2,793,780)	0	0
Renovation Vacancy	(1,300,294)	(2,027,515)	(1,289,242)	(1,130,432)	(2,312,131)	(1,240,500)	(723,475)	0
Non-Revenue Units	0	0	0	0	0	(174,840)	(212,720)	(174,840)
Concession Loss	(161,332)	(107,714)	(154,002)	(155,828)	(198,223)	(154,002)	(154,002)	(154,002)
Net Rental Income	$33,183,935	$37,148,475	$39,296,141	$42,025,462	$43,368,452	$43,822,258	$66,218,879	$70,362,796
Market Vacancy	0	0	0	0	0	0	(1,986,566)	(2,110,884)
Effective Rental Income	$33,183,935	$37,148,475	$39,296,141	$42,025,462	$43,368,452	$43,822,258	$64,232,312	$68,251,912
Other Residential Income	1,450,936	1,732,748	2,181,686	2,408,608	2,390,706	2,480,500	2,725,136	1,949,153
Retail Income(6)	1,408,158	1,447,432	1,545,012	1,582,693	1,830,392	1,699,395	1,970,065	1,699,395
Effective Gross Income	$36,043,029	$40,328,656	$43,022,839	$46,016,762	$47,589,550	$48,002,153	$68,927,513	$71,900,460
Payroll	970,337	1,377,921	1,441,139	1,530,240	1,557,238	1,557,238	1,752,685	1,557,238
General & Administrative	672,395	379,603	342,189	317,465	306,747	306,747	345,247	306,747
Repairs & Maintenance	1,851,960	1,397,882	1,230,305	1,553,585	1,287,413	1,287,413	1,448,995	1,287,413
Utilities	2,846,090	2,854,973	3,011,897	3,188,318	3,020,204	3,020,204	3,399,266	3,020,204
Management Fee	1,225,314	820,252	875,010	908,394	948,376	960,043	1,378,550	1,438,009
Real Estate Taxes(7)	3,287,925	3,356,939	3,388,343	3,435,673	3,433,997	4,663,016	5,047,399	4,663,016
Insurance	738,489	999,483	1,179,903	965,890	450,875	446,831	507,464	446,831
Total Expenses	$11,592,509	$11,187,055	$11,468,785	$11,899,565	$11,004,851	$12,241,493	$13,879,606	$12,719,459

Net Operating Income	$24,450,520	$29,141,601	$31,554,054	$34,117,198	$36,584,699	$35,760,660	$55,047,907	$59,181,001
Capital Expenditure Reserves	0	0	0	0	0	385,690	447,120	385,690
Net Cash Flow	$24,450,520	$29,141,601	$31,554,054	$34,117,198	$36,584,699	$35,374,970	$54,600,787	$58,795,311

(1)	Certain items such as interest expense, interest income, and any non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Borrowers’ 2016 budget cash flow is based on underwritten rent roll dated January 22, 2016.

(3)	Underwritten in-place cash flow is generally based on rent roll as of April 18, 2016 and borrower budgeted expenses (except for real estate taxes).

(4)	Underwritten year 5 cash flow is based on rent roll as of April 18, 2016, and assumes a growth rate of 4.0% on market rents, 1.8% on restricted rents and 3.0% on expenses. Occupancy is calculated based on market vacancy of 3.0%, ongoing concessions, non-revenue losses and renovation vacancy. Unless otherwise specified, market rents are as provided by the borrower sponsor.

(5)	Underwritten mark-to-market cash flow is based on number of units available and market rent, as provided by the borrower sponsor. Occupancy is calculated based on market vacancy of 3.0%, ongoing concessions, non-revenue losses and renovation vacancy. Unless otherwise specified, market rents are as provided by the borrower sponsor.

(6)	As of September 1, 2016, the borrower has indicated that the tenants for two retail units ($27,420 underwritten rent) have vacated.

(7)	Underwritten real estate taxes are based on actual tax bills, except for 12 properties with expected tax re-assessments, resulting in an increase of approximately $1.28 million over actual tax bills.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Veritas Multifamily Pool 1

■	Appraisals. According to an appraisal, the Veritas Multifamily Pool 1 Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 6.6% portfolio premium, of $923,275,000 as of January 22, 2016. The aggregate “as-is” value of the Veritas Multifamily Pool 1 Properties without the portfolio premium is $865,880,000.

■	Environmental Matters. According to Phase I environmental reports, dated between December 21, 2015 and January 8, 2016, there are no recognized environmental conditions or recommendations for further action at the Veritas Multifamily Pool 1 Properties except for at the 1660 Bay Street Property which reported that previously a manufactured gas plant had been located in a larger area that now encompasses the related property and other third-party owned parcels. Previous subsurface sampling in some areas of the former gas plant identified groundwater and/or soil vapor impacts above screening levels but that may be consistent with regional ambient levels. The extent of such impacts or ambient levels has not been confirmed. Therefore, the environmental consultant recommended further investigation. The borrowers are required to deliver to the lender the results of an investigation to identify any residual gas plant impacts or health risks at the 1660 Bay Street Property and cooperate with the responsible party identified by such investigation to implement any recommendations within a reasonable period of time. We cannot assure you that such an investigation will be completed or that any responsible party will implement to completion any further actions that might be recommended as a result of an investigation. The guarantor under the Veritas Multifamily Pool 1 Loan, together with the borrowers, has provided an environmental indemnity, as described under “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus. We cannot assure you that the net worth or liquidity of any guarantor will be sufficient to satisfy any claims against that guarantor under its environmental indemnity.

■	Market Overview and Competition. The Veritas Multifamily Pool 1 Properties are located in multiple submarkets throughout San Francisco. The largest submarket by appraised value among the Veritas Multifamily Pool 1 Properties is Nob Hill. These locations are generally densely populated and urban with limited space to construct competing housing units. The vacancy rate in the San Francisco metro area as of the third quarter of 2015 was 3.9% for multifamily properties according to the appraisals.

The following table presents an overview of the various submarkets in the San Francisco multifamily rental market as of the third quarter of 2015:

Submarket Metrics(1)

Submarket	Inventory (Buildings)	Inventory (Units)	Asking Rent ($per Month)	Vacancy%
Russian Hill / Embarcadero	88	9,826	$3,295	2.0%
South of Market	113	18,063	$3,011	8.2%
Marina / Pacific Heights	218	8,084	$2,848	1.3%
Haight Ashbury	212	13,586	$2,775	5.5%
West San Francisco	130	19,522	$2,561	3.2%
Central San Mateo	124	15,289	$2,535	2.4%
North San Mateo	82	14,602	$2,230	3.8%
South Marin	54	7,306	$2,221	4.1%
South San Mateo	170	11,163	$2,117	2.2%
Civic Center / Downtown	232	17,097	$2,032	4.8%

(1)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Borrowers. The Veritas Multifamily Pool 1 Loan was made to 52, single-purpose, single-asset entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Veritas Multifamily Pool 1 Whole Loan. The borrowers are 100% indirectly owned and controlled by a joint venture between (i) entities controlled by Veritas Investments, Inc. (“Veritas”) and Yat-Pang Au and (ii) certain funds for which The Baupost Group, L.L.C. (“Baupost”) is the registered investment advisor. Veritas is the operating partner of the joint venture. Yat-Pang Au, the related non-recourse carveout guarantor, is the chief executive officer and founder of Veritas. Veritas is a vertically integrated multifamily and urban retail investment platform headquartered in San Francisco, California. Veritas was founded in 2007 and is one of the largest institutional owners of multifamily properties in San Francisco based on buildings owned. Currently, Veritas, together with its affiliates and capital partners, manages more than 4,000 units across 167 buildings in the Bay Area. Baupost is a Boston-based registered investment advisor for a certain value-oriented hedge fund founded in 1982 by Seth Klarman. With over $28 billion under management, Baupost is among the top 30 hedge funds globally based on gross assets under management.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in the amount of $1,695,187, (ii) a capital expenditure reserve of $19,000,000 for renovating the units and (iii) a deferred maintenance and environmental reserve of $658,722 which is equal to 110% of the estimated amount required to fund structural, environmental or other issues at the Veritas Multifamily Pool 1 Properties.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the related loan documents and (ii) a capital expenditure reserve in an amount equal to the product of (x) $25 times (y) the aggregate number of rental units at the Veritas Multifamily Pool 1 Properties that have not been released from the lien of the mortgage (as of the origination date, there are 1,726 rental units at the Veritas Multifamily Pool 1 Properties).

In addition, on each due date during the continuance of a Veritas Multifamily Pool 1 Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

In addition, the borrowers are expected to make an additional reserve deposit of $6,000,000 in connection with taxes, interest and penalty charges related to the reassessment of certain Veritas Multifamily Pool 1 Properties, as further described under “Risk Factors—Concentrations Based on Property Type, Geography, Related Borrowers and Other Factors May Disproportionately Increase Losses” in the Preliminary Prospectus.

■	Lockbox and Cash Management. The Veritas Multifamily Pool 1 Loan is structured with a soft lockbox and in-place cash management. The related loan documents require the borrowers to cause all cash revenues relating to the Veritas Multifamily Pool 1 Properties (other than tenant security deposits) be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day, all amounts in the lockbox account are required to be remitted to the cash management account.

For so long as no Veritas Multifamily Pool 1 Trigger Period or event of default under the Veritas Multifamily Pool 1 Loan is continuing, on each business day, the lender will be required to remit to a borrower-controlled operating account all amounts in the cash management account in excess of the amount required to pay monthly reserves and debt service on the next due date. On each due date during the continuance of a Veritas Multifamily Pool 1 Trigger Period or, at the lender’s discretion, during an event of default under the Veritas Multifamily Pool 1 Loan agreement, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Veritas Multifamily Pool 1

A “Veritas Multifamily Pool 1 Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the related loan documents) at the conclusion of two consecutive fiscal quarters (beginning with the second fiscal quarter of 2017) falling below (a) from January 29, 2017 to January 28, 2018, 1.05x until the debt service coverage ratio is greater than or equal to 1.05x for two consecutive fiscal quarters and (b) from and after January 29, 2018, 1.10x, until the debt service coverage ratio is greater than or equal to 1.10x for two consecutive fiscal quarters, (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Veritas Multifamily Pool 1 Trigger Period is ongoing and (iii) any period during the continuance of an event of default under the mezzanine loan.

■	Property Management. The Veritas Multifamily Pool 1 Properties are currently managed by Greentree Property Management, Inc. Under the related loan documents, the Veritas Multifamily Pool 1 Properties are required to remain managed by any management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the related loan documents, (ii) upon the occurrence of a material default by the property manager, (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. Provided no event of default under the Veritas Multifamily Pool 1 Whole Loan is then continuing, at any time from and after the due date in August 2020, the borrowers may obtain the release of one or more of the related Veritas Multifamily Pool 1 Properties from the lien of the related loan documents, subject to the satisfaction of certain conditions set forth in the related loan documents, including among others: (i) prepayment in an amount equal to Release Price for each Veritas Multifamily Pool 1 Property being released; (ii) with respect to a partial release, after giving effect to the release, (1) the debt service coverage ratio (as calculated under the related loan documents) for the remaining Veritas Multifamily Pool 1 Properties for the 12-month period ended at the conclusion of the most recently ended fiscal quarter is no less than the greater of (a) 1.01x and (b) the debt service coverage ratio immediately prior to the release and (2) the debt yield (as calculated under the related loan documents) for the remaining Veritas Multifamily Pool 1 Properties for the 12-month period ended at the conclusion of most recently ended fiscal quarter is no less than the greater of (a) 5.29% and (b) the debt yield immediately prior to the release; (iii) delivery of Rating Agency Confirmation and (iv) delivery of a REMIC opinion (clauses (ii) through (iv), the “Veritas Pool 1 Release Conditions”).

Provided no event of default under the related loan is then continuing, at any time on or after the first due date following the second anniversary of the securitization Closing Date, the borrowers may obtain the release of one or more of the Veritas Multifamily Pool 1 Properties from the lien of the Veritas Multifamily Pool 1 Whole Loan documents, subject to the satisfaction of certain conditions, including among others: (i) delivery of defeasance collateral in an amount not less than the Release Price and (ii) the Veritas Pool 1 Release Conditions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Veritas Multifamily Pool 1

“Release Price” means, with respect to any Veritas Multifamily Pool 1 Property as of the date of the proposed release of such Veritas Multifamily Pool 1 Property, the product of its allocated loan amount and the applicable percentage as may be adjusted based on the aggregate of all prior releases as a percentage of the original loan balance previously released set forth in the chart below:

Percentage	Aggregate Prior Release Percentage
105%	Less than or equal to 5%
110%	Greater than 5% but less than or equal to 20%
115%	Greater than 20%

■	Substitution. Provided no event of default under the related Veritas Multifamily Pool 1 Whole Loan is then continuing, at any time after July 29, 2016, the borrowers may substitute one or more of the Veritas Multifamily Pool 1 Properties with other multifamily residential properties, subject to the satisfaction of certain conditions, including among others, (i) delivery of a Rating Agency Confirmation and (ii) the aggregate of the allocated loan amounts of all replaced properties during the term of the Veritas Multifamily Pool 1 Whole Loan does not exceed 10% of the original principal balance of the Veritas Multifamily Pool 1 Whole Loan.

■	Mezzanine or Subordinate Indebtedness. Concurrently with the origination of the Veritas Multifamily Pool 1 Whole Loan, GS Commercial Real Estate LP made a $107,000,000 mezzanine loan (the “Veritas Multifamily Pool 1 Mezzanine A Loan”) to the direct parent of the borrowers secured by a pledge of 100% of the equity interests in the borrowers. In addition, GS Commercial Real Estate LP made a $49,500,000 mezzanine loan (the “Veritas Multifamily Pool 1 Mezzanine B Loan”) to the direct parent of the borrower under the Veritas Multifamily Pool 1 Mezzanine A Loan secured by a pledge of 100% of equity interest in the borrower under the Veritas Multifamily Pool 1 Mezzanine A Loan. In addition, GS Commercial Real Estate LP made a $40,000,000 mezzanine loan (the “Veritas Multifamily Pool 1 Mezzanine C Loan”) to the direct parent of the borrower under the Veritas Multifamily Pool 1 Mezzanine B Loan secured by a pledge of 100% of equity interest in the borrower under the Veritas Multifamily Pool 1 Mezzanine B Loan. The Veritas Multifamily Pool 1 Mezzanine A Loan carries an interest rate of 6.7500% per annum. The Veritas Multifamily Pool 1 Mezzanine B Loan carries an interest rate of approximately 7.8000% per annum. The Veritas Multifamily Pool 1 Mezzanine C Loan carries an interest rate of 10.4875% per annum. Each of the mezzanine loans is coterminous with the others and the Veritas Multifamily Pool 1 Whole Loan. The lenders entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Veritas Multifamily Pool 1 Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Veritas Multifamily Pool 1 Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $150,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Veritas Multifamily Pool 1 Properties are separately allocated to the Veritas Multifamily Pool 1 Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Hilton Irvine

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Hilton Irvine

Anaheim
Orange
Garden Grove
Santa Ana
Fountain Valley
Costa Mesa
Tustin
Irvine
Newport Beach
Aliso Viejo
Laguna Beach
Pacific Ocean
JOHN WAYNE-ORANGE COUNTY AIRPORT
Hilton Irvine
18800 MacArthur Boulevard
Irvine, CA 92612
Anaheim Convention Center
Angel Stadium Of Anaheim
Chapman University
UCI Medical Center
The Outlets At Orange
Children's Hospital
Westfield Mainplace
Garden Grove Hospital Med Ctr
Bristol Marketplace
Santa Ana College
Western Medical Center-Santa Ana
Fountain Valley Regional Hospital
Orange Coast Memorial Medical Center
South Coast Plaza
Metro Pointe At South Coast
Metro Center At South Coast
Bristol Plaza
Tustin Legacy (Future Development)
The District At Tustin Legacy
The Market Place
Heritage Plaza Shopping Center
Culver Plaza Shopping Center
Diamond Jamboree Shopping Center
Irvine Concourse
Harvard Place Shopping Center
Westpark Plaza
Woodbridge Square Center
Irvine Valley College
Park Place Shopping Center
Orange Coast College
Vanguard University Of Southern California
Hoag Irvine Medical Center
Kaiser Permanente Irvine Medical Center
Concordia University Irvine
Quail Hill Shopping Center
Irvine Spectrum Center
University Of California-Irvine
Los Olivos Marketplace
Irvine Meadows Amphitheatre
Costa Mesa Courtyards
The Triangle Shopping Center
Westport Square Shopping Center
Westcliff Plaza Shopping Center
Hoag Memorial Hospital
Fashion Island
Newport Beach Pier
Balboa Pier
Festival Of Arts & Pageant Of The Masters
Sawdust Art Festival
Burbank
Pasadena
Los Angeles
Santa Monica
Long Beach
Ontario
Pacific Ocean
MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Hilton Irvine

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Irvine, California	Cut-off Date Principal Balance		$55,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$179,738.56
Size (Rooms)	306	Percentage of Initial Pool Balance		5.1%
Total Occupancy as of 7/31/2016	74.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/31/2016	74.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1985 / 2015-2016	Mortgage Rate		4.4885%
Appraised Value	$82,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP

Underwritten Revenues	$19,417,906
Underwritten Expenses	$12,694,528
Underwritten Net Operating Income (NOI)	$6,723,377	Escrows
Underwritten Net Cash Flow (NCF)	$5,946,661		Upfront	Monthly
Cut-off Date LTV Ratio	67.1%	Taxes	$426,904	$74,228
Maturity Date LTV Ratio(1)	48.4%	Insurance	$17,554	$17,554
DSCR Based on Underwritten NOI / NCF	2.01x / 1.78x	FF&E(2)	$0	$31,373
Debt Yield Based on Underwritten NOI / NCF	12.2% / 10.8%	Other(2)	$367,536	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$55,000,000	67.0%	Purchase Price	$80,000,000	97.5%
Principal’s New Cash Contribution	27,067,791	33.0	Closing Costs	1,255,797	1.5
			Reserves	811,995	1.0

Total Sources	$82,067,791	100.0%	Total Uses	$82,067,791	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $91,900,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 54.2%. See “—Appraisal” below.

(2)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hilton Irvine Loan”) is evidenced by a note in the original principal amount of $55,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a full service hotel property located in Irvine, California (the “Hilton Irvine Property”). The Hilton Irvine Loan was originated by Goldman Sachs Mortgage Company on September 1, 2016 and represents approximately 5.1% of the Initial Pool Balance. The note evidencing the Hilton Irvine Loan has an outstanding principal balance as of the Cut-off Date of $55,000,000 and an interest rate of 4.4885% per annum. The borrower utilized the proceeds of the Hilton Irvine Loan to acquire the Hilton Irvine Property, fund reserves and pay origination costs.

The Hilton Irvine Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Hilton Irvine Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Hilton Irvine Loan is the due date in September 2026. Voluntary prepayment of the Hilton Irvine Loan is prohibited prior to the due date in June 2026. Provided that no event of default under the Hilton Irvine Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Hilton Irvine

■	The Mortgaged Property. The Hilton Irvine Property is a 10-story, 306 room full service hotel located in Irvine, California. The Hilton Irvine Property was recently renovated as of March 2016, adding guestrooms, updating corridors and creating additional outdoor meeting space. The Hilton Irvine Property is located on 6.63 acres in the Orange County, California business and retail district, and adjacent to John Wayne International Airport. It is proximate to major freeways including the Interstate-405, Interstate-5, U.S. Highway 55 and 73 and demand drivers such as The University of California at Irvine, Anaheim Convention Center, along with approximately 83 million SF of office space. The Hilton Irvine Property offers guests over 22,000 SF of meeting space, a fitness center, business center, outdoor pool, laundry room and outdoor event space.

The following table presents certain information relating to the 2015 demand analysis with respect to the Hilton Irvine Property based on market segmentation, as provided in the appraisal for the Hilton Irvine Property:

2015 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Corporate
Hilton Irvine	15%	30%	55%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Hilton Irvine Property and various market segments, as provided in a July 2016 travel research report for the Hilton Irvine Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM July 2016(2)	96.6%	100.3%	97.0%
TTM July 2015	109.4%	101.8%	111.5%
TTM July 2014	103.7%	103.4%	107.2%

(1)	Source: July 2016 travel research report.

(2)	Rooms were taken offline at the Hilton Irvine Property for a renovation that occurred between 2015 and 2016.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Irvine Property:

Hilton Irvine(1)

	TTM 7/31/2014	TTM 7/31/2015	TTM 7/31/2016
Occupancy	76.8%	79.9%	74.4%
ADR	$142.94	$149.88	$152.03
RevPAR	$109.74	$119.69	$113.13

(1)	Source: July 2016 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Hilton Irvine

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hilton Irvine Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 7/31/2016	Underwritten	Underwritten $ per Room
Rooms Revenue	$11,060,147	$12,570,088	$12,775,235	$12,592,285	$12,989,842	$42,450
Food & Beverage Revenue	3,788,831	4,109,447	4,117,998	4,733,827	4,883,281	15,958
Other Revenue(2)	882,696	1,021,696	1,486,829	1,497,504	1,544,783	5,048
Total Revenue	$15,731,674	$17,701,231	$18,380,062	$18,823,617	$19,417,906	$63,457

Room Expense	$2,888,969	$3,165,093	$3,081,932	$3,076,727	$3,173,863	$10,372
Food & Beverage Expense	2,824,657	2,851,949	3,014,104	3,135,912	3,234,918	10,572
Other Expense	123,333	157,753	170,167	146,321	150,941	493
Total Departmental Expense	$5,836,959	$6,174,795	$6,266,203	$6,358,960	$6,559,722	$21,437
Total Undistributed Expense	5,251,218	5,759,644	4,827,348	4,935,228	4,997,665	16,332
Total Fixed Expense	1,015,368	1,179,563	813,946	850,381	1,137,141	3,716
Total Operating Expenses	$12,103,545	$13,114,002	$11,907,497	$12,144,570	$12,694,528	$41,485

Net Operating Income	$3,628,129	$4,587,229	$6,472,565	$6,679,047	$6,723,377	$21,972
FF&E	629,267	708,049	183,979	306,482	776,716	2,538
Net Cash Flow	$2,998,862	$3,879,180	$6,288,586	$6,372,565	$5,946,661	$19,434

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes parking, communications, gift shop, laundry and other miscellaneous revenue.

■	Appraisal. According to the appraisal, the Hilton Irvine Property had an “as-is” appraised value of $82,000,000 as of July 13, 2016 and an “as stabilized” appraised value of $91,900,000 as of August 1, 2020 based on an assumed stabilized level of operation, which assumes a 77.0% occupancy, $183.71 ADR, resulting in a RevPAR of $141.46.

■	Environmental Matters. According to a Phase I environmental report, dated June 16, 2016 there are no recognized environmental conditions or recommendations for further action at the Hilton Irvine Property, other than the implementation of an asbestos operations and maintenance plan.

■	Market Overview and Competition. The Hilton Irvine Property is located in the Orange County, California submarket. According to a July 2016 travel research report, the Hilton Irvine Property’s competitive set has an average occupancy of 77.0%, ADR of $151.51 and RevPAR of $116.67 as of the trailing 12-month period ended July 31, 2016.

The following table presents certain information relating to the primary competition for the Hilton Irvine Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM July 2016 Occupancy	TTM July 2016 ADR	TTM July 2016 RevPAR
Hilton Irvine	306	1985	74.4%	$152.03	$113.13

Competitive Set
Marriott Irvine	485	1983	NAV	NAV	NAV
Hotel Irvine Jamboree Center	536	1985	NAV	NAV	NAV
Fairmont Newport Beach	444	1983	NAV	NAV	NAV
Hilton Orange County Costa Mesa	486	1987	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			77.0%	$151.51	$116.67

(1)	Source: July 2016 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

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■	The Borrower. The borrower is 18800 MacArthur HMEJ LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hilton Irvine Loan. The non-recourse carveout guarantors under the Hilton Irvine Loan are Bright Builder Int’l Inc. and Hengmao USA Inc., both indirect owners of the borrower.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in an amount equal to $426,904, (ii) an insurance reserve in the amount of $17,554 and (iii) a deferred maintenance reserve of $367,536.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, and (ii) an FF&E reserve in the amount of (a) on each due date from October 2016 through and including December 2017, the monthly amount required to be reserved pursuant to the hotel management agreement, and (b) beginning on the due date in January 2018, the greater of (1) the monthly amount required to be reserved for the replacement of furniture, fixtures and equipment pursuant to the management agreement and (2) one-twelfth of 4% of the operating income for the Hilton Irvine Property for the previous 12-month period (as determined on September 30 of each year) (such amount, the “Monthly FF&E Expenditure Amount”), provided, however, that the borrower will not be required to deposit the Monthly FF&E Expenditure Amount into such FF&E reserve if so long as (x) the property manager has established a separate FF&E reserve account established under the management agreement (the “Approved FF&E Account”), and in the name of the borrower (which account is pledged to the lender and subject to account control agreements in favor of the lender) (y) the borrower provides the lender with satisfactory evidence that such amounts have been reserved with the property manager in the Approved FF&E Account, and (z) the management agreement is in full force and effect and is not subject to any default beyond any applicable grace or notice and cure period by the borrower.

In addition, on each due date during the continuance of a Hilton Irvine Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Hilton Irvine Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.35x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.35x, (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Hilton Irvine Trigger Period is ongoing and (iii) any period from (i) the date on which the borrower sponsors collectively fail to maintain (A) a net worth in excess of $50,000,000 (including any net worth attributable to the Hilton Irvine Property) and (B) liquidity in excess of $3,000,000 (excluding any liquidity attributable to the Hilton Irvine Property) until the borrower sponsors comply with both the foregoing net worth and liquidity tests.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Lockbox and Cash Management. The Hilton Irvine Loan documents require that all cash proceeds received by the borrower or the property manager from credit card transactions, cash revenues and all other money received by the borrower or property manager with respect to the Hilton Irvine Property be deposited into an account established under the management agreement controlled by the property manager, pledged to the lender and subject to account control agreements (a “Manager Account”) or to the Approved FF&E Account (or, upon the effective date of the termination of the property manager is terminated, all such cash proceeds received from credit card transactions, cash revenues and other amounts are required to be deposited into the lockbox account or cash management account until a replacement property manager has been engaged and has established replacement Manager Accounts and a replacement Approved FF&E Account). Subject to the rights of the lender following the termination of the property manager or the occurrence of an event of default under the Hilton Irvine Loan documents giving rise to the right of the borrower to terminate the property manager, the property manager is permitted to pay all costs and expenses incurred in connection with the operation of the Hilton Irvine Property, including, but not limited to operating expenses and capital expenditures, and all other amounts required or permitted to be paid by the property manager in the performance of its duties and obligations with respect to the Hilton Irvine Property out of the Manager Accounts and the Approved FF&E Account.

In connection with the origination of the Hilton Irvine Loan, the borrower established a lender controlled lockbox account, subject to a lockbox account agreement which provides that the borrower will have no access to funds in the lockbox account and that all amounts in the lockbox account will be swept daily to a lender-controlled cash management account. The Hilton Irvine Loan documents require the borrower to cause all amounts otherwise required to be paid or remitted by the property manager to the borrower pursuant to the management agreement and all other cash revenues or other amounts received by the borrower with respect to the Hilton Irvine Property to be remitted directly to the cash management account or the lockbox account and, in the event that any such amounts or any other amounts in respect of the Hilton Irvine Property are paid directly to the borrower, such party is required to cause such amounts to be deposited into the cash management account or the lockbox account within one business day following receipt.

Provided that no Hilton Irvine Trigger Period or event of default under the Hilton Irvine Loan is continuing, on each business day (or less frequently at the borrower’s option) all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to an account controlled by the borrower. On each due date during a Hilton Irvine Trigger Period or, at the lender’s discretion, during an event of default under the Hilton Irvine Loan, the Hilton Irvine Loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service and required reserves, subject to the terms of the Hilton Irvine Loan documents, be reserved in an excess cash flow account as additional collateral for the Hilton Irvine Loan. Upon the termination of the Hilton Irvine Trigger Period, assuming no other ongoing event of default, amounts held by lender in the excess cash flow account are required to be remitted to the borrower. During the continuance of an event of default under the Hilton Irvine Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Hilton Irvine Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Hilton Irvine Property, in such order of priority as the lender may determine.

■	Property Management. The Hilton Irvine Property is managed by Hilton Management LLC, pursuant to a management agreement. Under the related loan documents, the Hilton Irvine Property is required to remain managed by Hilton Management LLC, or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace Hilton Management LLC with a property manager selected by the lender following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, if the property manager has then committed or suffered to exist an event of default pursuant to the management agreement which remains uncured, for which the borrower, or a successor property owner, would have the right to terminate the management agreement pursuant to the terms thereof.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hilton Irvine Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Hilton Irvine Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy if the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hilton Irvine Property are separately allocated to the Hilton Irvine Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MAP © 2018 CARTIFACT
San Antonio
Corpus Christi
Laredo
MEXICO
UNITED STATES
MEXICO
Laredo
Lake Casa Blanca
LAREDO INTERNATIONAL AIRPORT
BOB BULLOCK LOOP
INTERNATIONAL BLVD
MCPHERSON RD
E DEL MAR BLVD
W DEL MAR BLVD
SHILOH DR
MINES RD
WOLF CREEK
EMBARCADERO
SAN ISIDRO NORTHEAST
VILLAS SAN AGUSTIN
RANCHO VIEJO
DELLWOOD PARK
TERRA HILLS
WINFIELD
BENT TREE
MCPHERSON ACRES
MANDEL
ADELAIDA
Mall del Norte
North Creek Plaza
Del Mar Shopping Plaza
Plantation Center
Laredo Country Club
Laredo Energy Arena
1
2
3
4
5
6

Laredo Industrial Portfolio

#	Property Name	Address	City/State	Zip Code
1	11302 Eastpoint Drive Buildings A-C	11302 Eastpoint Drive Buildings A-C	Laredo, TX	78045
2	417 Union Pacific Boulevard	417 Union Pacific Boulevard	Laredo, TX	78045
3	418 Union Pacific Boulevard	418 Union Pacific Boulevard	Laredo, TX	78045
4	505 Union Pacific Boulevard	505 Union Pacific Boulevard	Laredo, TX	78045
5	11909 Hayter Road	11909 Hayter Road	Laredo, TX	78045
6	11921 Hayter Road	11921 Hayter Road	Laredo, TX	78045

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	6	Loan Seller		GSMC
Location (City/State)	Laredo, Texas	Cut-off Date Principal Balance		$50,050,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$37.02
Size (SF)	1,352,048	Percentage of Initial Pool Balance		4.7%
Total Occupancy as of 6/1/2016	94.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/1/2016	94.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.1000%
Appraised Value	$75,580,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36

Underwritten Revenues	$7,294,363
Underwritten Expenses	$1,744,696	Escrows
Underwritten Net Operating Income (NOI)	$5,549,667		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,090,805	Taxes	$0	$0
Cut-off Date LTV Ratio	66.2%	Insurance	$0	$0
Maturity Date LTV Ratio	57.4%	Replacement Reserves(1)	$1,200,000	$13,520
DSCR Based on Underwritten NOI / NCF	1.91x / 1.75x	TI/LC(2)	$0	$28,168
Debt Yield Based on Underwritten NOI / NCF	11.1% / 10.2%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$50,050,000	68.4%	Purchase Price	$71,500,000	97.8%
Principal’s New Cash Contribution	23,071,513	31.6	Reserves	1,200,000	1.6
			Closing Costs	421,513	0.6

Total Sources	$73,121,513	100.0%	Total Uses	$73,121,513	100.0%

(1)	Replacement reserves are capped at $811,229, excluding the upfront reserve of $1,200,000. See “—Escrows” below.

(2)	TI/LC reserve is capped at $1,014,036. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Laredo Industrial Portfolio Loan”) is evidenced by a note in the original principal amount of $50,050,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest, as tenants in common, in a portfolio of industrial properties located in Laredo, Texas (the “Laredo Industrial Portfolio Properties”). The Laredo Industrial Portfolio Loan was originated by Goldman Sachs Mortgage Company on June 8, 2016 and represents approximately 4.7% of the Initial Pool Balance. The note evidencing the Laredo Industrial Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $50,050,000 and an interest rate of 4.1000% per annum. The borrowers utilized the proceeds of the Laredo Industrial Portfolio Loan to acquire the Laredo Industrial Portfolio Properties, fund reserves and pay origination costs.

The Laredo Industrial Portfolio Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Laredo Industrial Portfolio Loan requires monthly payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Laredo Industrial Portfolio Loan is the due date in July 2026. Voluntary prepayment of the Laredo Industrial Portfolio Loan is prohibited prior to the due date in April 2026. Provided that no event of default under the Laredo Industrial Portfolio Loan is continuing, the Laredo Industrial Portfolio Loan may be defeased in full (or partially defeased in connection with the release of one or more buildings comprising the Laredo Industrial Portfolio Properties) with direct, non-callable obligations of the United States of America at any time after the second anniversary of the securitization Closing Date.

■	The Mortgaged Properties. The Laredo Industrial Portfolio is an 8-building, Class A, industrial portfolio comprised of 1,352,048 SF located in Laredo, Texas. The buildings were constructed at various times between 1994 and 2007 and have clear heights ranging from 24 – 28 feet. The Laredo Industrial Portfolio Properties are located in the Laredo industrial submarket, which has a submarket vacancy of 0.2%. The buildings are used primarily for warehouse and distribution use and consist mainly of third party logistical tenants. The Laredo Industrial Portfolio Properties are located approximately 5 miles from the US-Mexico border, with the closest building being approximately 3.5 miles.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the Laredo Industrial Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy	Property Class	Year Built	Appraised Value
11302 Eastpoint Drive Buildings A-C	Laredo	TX	$24,374,377	665,282	100.0%	A	2001, 2007	$36,380,000
417 Union Pacific Boulevard	Laredo	TX	7,612,343	199,540	100.0%	A	1994	10,950,000
11909 Hayter Road	Laredo	TX	4,889,233	144,976	50.0%	A	2004	8,000,000
505 Union Pacific Boulevard	Laredo	TX	4,483,217	105,205	100.0%	A	1996	6,800,000
418 Union Pacific Boulevard	Laredo	TX	4,420,310	136,500	100.0%	A	1998	6,600,000
11921 Hayter Road	Laredo	TX	4,270,520	100,545	100.0%	A	2004	6,850,000
Total / Wtd. Avg.			$50,050,000	1,352,048	94.6%			$75,580,000

The following table presents certain information relating to the major tenants at the Laredo Industrial Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
UPS Supply Chain Solutions(2)	NR / Aa3 / A+	199,540	14.8%	$852,036	14.9%	$4.27	2/29/2020	2, 5-year options
Transplace LLC	NR / NR / NR	159,000	11.8	686,880	12.0	4.32	3/31/2019	1, 2 or 3-year option
Remy Inc	NR / NR / NR	136,500	10.1	586,950	10.3	4.30	12/31/2017	2, 2-year options
Cree Inc	NR / NR / NR	100,545	7.4	542,943	9.5	5.40	11/30/2017	2, 3-year options
Robert Bosch LLC	NR / NR / NR	120,600	8.9	530,640	9.3	4.40	5/31/2018	NA
Inter Global Solutions Group	NR / NR / NR	105,205	7.8	525,609	9.2	5.00	8/31/2018	NA
Sony Electronics Inc(3)	NR / NR / NR	85,989	6.4	361,154	6.3	4.20	12/31/2020	1, 3-year option
Trade Unlimited Inc	NR / NR / NR	80,557	6.0	352,840	6.2	4.38	9/30/2018	NA
Welldex Logistics	NR / NR / NR	84,800	6.3	345,984	6.1	4.08	9/30/2016	NA
Gomsa Logistics USA	NR / NR / NR	72,488	5.4	339,244	5.9	4.68	10/31/2017	NA
Ten Largest Tenants		1,145,224	84.7%	$5,124,280	89.6%	$4.47
Remaining Owned Tenants		134,336	9.9	593,231	10.4	4.42
Vacant Spaces (Owned Space)		72,488	5.4	0	0.0	0.00
Total / Wtd. Avg. Tenants		1,352,048	100.0%	$5,717,511	100.0%	$4.47

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	UPS Supply Chain Solutions has the right to terminate its lease on October 31, 2017, with notice no later than April 30, 2017.

(3)	Sony Electronics Inc has the right to terminate its lease with 275-days’ notice and payment of a termination fee (i) between 4/1/2017 and 6/30/17 or (ii) between 4/1/2019 and 6/30/19.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the lease rollover schedule at the Laredo Industrial Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	84,800	6.3	6.3%	345,984	6.1	4.08	1
2017	309,533	22.9	29.2%	1,469,137	25.7	4.75	3
2018	306,362	22.7	51.8%	1,409,089	24.6	4.60	3
2019	159,000	11.8	63.6%	686,880	12.0	4.32	1
2020	285,529	21.1	84.7%	1,213,190	21.2	4.25	2
2021	134,336	9.9	94.6%	593,231	10.4	4.42	2
2022	0	0.0	94.6%	0	0.0	0.00	0
2023	0	0.0	94.6%	0	0.0	0.00	0
2024	0	0.0	94.6%	0	0.0	0.00	0
2025	0	0.0	94.6%	0	0.0	0.00	0
2026	0	0.0	94.6%	0	0.0	0.00	0
2027 & Thereafter	0	0.0	94.6%	0	0.0	0.00	0
Vacant	72,488	5.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,352,048	100.0%		$5,717,511	100.0%	$4.47	12

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Laredo Industrial Portfolio Properties:

Historical Leased %(1)

2013	2014	2015	As of 6/1/2016
100%	100%	100%	94.6%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Laredo Industrial Portfolio Properties:

Cash Flow Analysis(1)

	2014	2015	TTM 4/30/2016	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$5,059,588	$5,631,635	$5,658,942	$5,717,511	$4.23
Total Reimbursement Revenue	1,786,444	1,560,155	1,744,214	1,574,168	1.16
Gross Up Vacancy	0	0	0	437,045	0.32
Other Revenue	2,609	8,093	2,684	2,684	0.00
Gross Revenue	$6,848,640	$7,199,882	$7,405,841	$7,731,408	$5.72
Vacancy Loss	0	0	0	(437,045)	(0.32)
Effective Gross Revenue	$6,848,640	$7,199,882	$7,405,841	$7,294,363	$5.40
Real Estate Taxes	877,444	884,163	900,647	885,000	0.65
Insurance	88,188	80,942	95,356	65,865	0.05
Utilities	198,346	139,188	113,666	115,000	0.09
Repairs & Maintenance	352,078	416,391	357,993	385,000	0.28
Management Fee	190,648	215,604	216,291	218,831	0.16
Other Expenses	7,501	51,972	43,972	75,000	0.06
Total Operating Expenses	$1,714,205	$1,788,259	$1,727,925	$1,744,696	$1.29

Net Operating Income	$5,134,436	$5,411,623	$5,677,915	$5,549,667	$4.10
TI/LC	0	0	0	256,055	0.19
Replacement Reserves	0	0	0	202,807	0.15
Net Cash Flow	$5,134,436	$5,411,623	$5,677,915	$5,090,805	$3.77

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 6/1/2016 and contractual rent steps through 9/30/2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Appraisal. According to the appraisals, each dated May 25, 2016, the Laredo Industrial Portfolio Properties had an aggregate “as-is” appraised value of $75,580,000 as of April 27, 2016.

■	Environmental Matters. According to the Phase I environmental reports, dated between March 4, 2016 and May 5, 2016, there are no recognized environmental conditions or recommendations for further action at the Laredo Industrial Portfolio Properties other than (i) obtaining additional information from the City of Laredo Fire Department, Fire Suppression/Haz-Mat division regarding remediation activities and location of the identified spill case at the 505 Union Pacific Boulevard property and (ii) recommendation regarding any future construction activities at the 11302 Eastpoint Drive Buildings A-C property, buildings A and C, due to identification of wetlands.

■	Market Overview and Competition. The Laredo Industrial Portfolio Properties are located in the Laredo industrial submarket of Laredo, Texas. The Laredo Industrial Portfolio Properties’ competitive set has an average rent of $4.89 per SF. The overall Laredo market contains over 36 million SF of inventory with a vacancy rate of 0.8%. The Laredo Industrial submarket contains approximately 9 million SF of inventory and has a vacancy rate of 0.2%.

The following table presents certain information relating to the primary competition for the Laredo Industrial Portfolio Properties:

Competitive Set(1)

Property	Property Type	Year Built	Total GLA	Rent per SF
El Portal Industrial Facility	Warehouse/Distribution	2000	124,019	$5.16
Embarcadaro #4	Warehouse/Distribution	2004	101,250	$5.04
Embarcadero #6	Warehouse/Distribution	2008	88,828	$4.80
Embarcadero #3	Warehouse/Distribution	2005	202,168	$4.56

(1)	Source: Appraisals.

■	The Borrowers. The borrowers are 9575, LLC, Card Border, LLC and Southwest Fidelity, LLC, each a single-purpose, single-asset entity. The borrowers own all of the Laredo Industrial Portfolio Properties as tenants-in-common, and have agreed to a waiver of their rights of partition. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Laredo Industrial Portfolio Loan. The non-recourse carveout guarantors under the Laredo Industrial Portfolio Loan are, as to (i) 9575, LLC, George Hicker, (ii) Card Border, LLC, George Hicker and Robert Wenrich, and (iii) Southwest Fidelity, LLC, Bruce E. Tabb.

■	Escrows. On the origination date, the borrowers funded a capital expenditure reserve in an amount equal to $1,200,000.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless the borrowers are maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default and reserve deposits for taxes are not required if there is no continuing event of default and borrower delivers proof of payment of all taxes at least 15 days prior to delinquency, (ii) a tenant improvements and leasing commissions reserve in the amount equal to $28,168, capped at $1,014,036, excluding any amounts attributable to termination fees and (iii) a capital expenditure reserve in an amount equal to $13,520, capped at $811,229, excluding the initial deposit.

In addition, on each due date during the continuance of a Laredo Industrial Portfolio Trigger Period, the related loan documents require an excess cash flow reserve as discussed under ”—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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A “Laredo Industrial Portfolio Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.25x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than 1.25x, (ii) a UPS Trigger Period, or (iii) the period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Laredo Industrial Portfolio Trigger Period is ongoing.

A “UPS Trigger Period” means any period commencing upon the occurrence of: (i) UPS Supply Chain Solutions, Inc. (“UPS”) notifying the borrowers of its lease termination, (ii) UPS going dark, discontinuing its operations or business in all or substantially all of its space or vacates or is otherwise not in occupancy of all or substantially all of its space, (iii) the filing of a bankruptcy petition by or against UPS under the Bankruptcy Code, or (iv) the date that is six months prior to the expiration date of the UPS lease, if UPS has not renewed or extended the its lease on or prior to such date and ending when: (1) with respect to clause (i), all of the UPS space is subject to one or more approved substitute leases, (2) with respect to clause (ii), either (a) the lender is provided with evidence reasonably satisfactory to the lender that UPS has recommenced its business and operations in all of its space, is paying rent and is otherwise in compliance with the terms of its lease, or (b) all of the UPS space is subject to one or more approved substitute leases, (3) with respect to clause (iii), either (a) UPS has affirmed its lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the terms of its lease or (b) the UPS lease is terminated and all of the UPS space is subject to one or more approved substitute leases, or (4) with respect to clause (iv), (a) UPS has renewed or extended its lease pursuant to the terms of its lease or as otherwise approved by the lender in its sole discretion and UPS is in occupancy of all of its space, paying normal monthly, unabated rent, being open for business and providing a current estoppel certificate reasonably satisfactory to the lender, or (b) all of the UPS space is subject to one or more approved substitute leases.

■	Lockbox and Cash Management. The Laredo Industrial Portfolio Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Laredo Industrial Portfolio Properties and all other money received by the borrowers or the property manager with respect to the Laredo Industrial Portfolio Properties be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day that no Laredo Industrial Portfolio Cash Trigger Period or event of default under the loan agreement is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Laredo Industrial Portfolio Cash Trigger Period or event of default under the loan agreement, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and if a Laredo Industrial Portfolio Trigger Period is continuing (or, at the lender’s discretion, during the continuance of an event of default under the related loan documents), be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account. During the continuance of an event of default under the Laredo Industrial Portfolio Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Laredo Industrial Portfolio Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Laredo Industrial Portfolio Properties, in such order of priority as the lender may determine.

■	Property Management. The Laredo Industrial Portfolio Properties are managed by Longo Real Estate Services, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Laredo Industrial Portfolio Properties are required to remain managed by Longo Real Estate Services, Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Laredo Industrial Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Release of Collateral. Provided no event of default under the Laredo Industrial Portfolio Loan has occurred and is continuing, the borrowers have the right after the second anniversary of the securitization Closing Date to obtain release of one or more of the Laredo Industrial Portfolio Properties in conjunction with a transfer, subject to the satisfaction of certain conditions, including, among others: (i) the borrowers defease an amount equal to the lesser of (x) the sum of the Release Prices of the Laredo Industrial Portfolio Properties so released and (y) the portion of the Laredo Industrial Portfolio Loan balance that has not been defeased as of the date of such release, (ii) after giving effect to such release, the debt service coverage ratio (calculated in accordance with the related loan documents) for the trailing 12-month period, recalculated to include only income and expense attributable to the portion of the Laredo Industrial Portfolio Properties remaining after the contemplated release and to exclude the interest expense on the aggregate amount defeased in connection with such release, is equal to or greater than the greater of (x) 1.91x and (y) the debt service coverage ratio immediately prior to such release, (iii) the receipt of a Rating Agency Confirmation and (iv) compliance with REMIC requirements.

“Release Price” means, with respect to any Laredo Industrial Portfolio Property, the greater of (i) 120% of its allocated loan amount set forth in the chart below or (ii) 90% of the sales price for such Laredo Industrial Portfolio Property:

Property	Allocated Loan Amount
11302 Eastpoint Drive Buildings A-C	$24,374,377
417 Union Pacific Boulevard	$7,612,343
11909 Hayter Road	$4,889,233
505 Union Pacific Boulevard	$4,483,217
418 Union Pacific Boulevard	$4,420,310
11921 Hayter Road	$4,270,520

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Laredo Industrial Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Laredo Industrial Portfolio Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Laredo Industrial Portfolio Properties are separately allocated to the Laredo Industrial Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

EAGLE VIEW APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

EAGLE VIEW APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

EAGLE VIEW APARTMENTS

CARTIFACT
Coonskin Park
Elk River
77
79
Cato Park
Cato Park Golf Course
YEAGER AIRPORT
Elk River
77
WASHINGTON ST W
LEE ST W
BIGLEY AVE
CAMC Women and Children's Hospital
64
Charleston
Charleston Civic Center
St Francis Hospital
Charleston Town Center Mall
DOWNTOWN CHARLESTON
Spring Hill Cemetery
GREENBRIER ST
61
LEE ST E
Appalachian Power Park
Charleston Area Medical Center
Plaza East Shopping Center
77
WASHINGTON ST E
MACCORKLE AVE SE
60
Kanawha River
KANAWHA BLVD E
University of Charleston
35TH ST SE
61
Eagle View Apartments
84 Silver Maple Ridge
Charleston, WV 25306
64
Kanawha River
MACCORKLE AVE SE
61
The Shops at Kanawha
60
64
Malden
Cincinnati
PA
OH
MD
Baltimore
Washington DC
Charleston
WV
VA
Richmond
Greensboro
Raleigh
NC
Asheville
Charlotte
Spartanburg
Fayetteville

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Charleston, West Virginia	Cut-off Date Principal Balance	$50,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$149,253.73
Size (Units)	335	Percentage of Initial Pool Balance	4.7%
Total Occupancy as of 8/24/2016	97.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/24/2016	97.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2015-2016 / NAP	Mortgage Rate	4.2400%
Appraised Value	$70,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	18

Underwritten Revenues	$5,601,499
Underwritten Expenses	$1,356,262	Escrows
Underwritten Net Operating Income (NOI)	$4,245,236	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,178,236	Taxes	$17,059	$17,059
Cut-off Date LTV Ratio	71.4%	Insurance	$135,590	$15,066
Maturity Date LTV Ratio	59.8%	Replacement Reserves	$0	$6,980
DSCR Based on Underwritten NOI / NCF	1.44x / 1.42x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$50,000,000	100.0%	Loan Payoff	$45,130,496	90.3%
Principal Equity Distribution	3,840,245	7.7
Closing Costs	876,611	1.8
Reserves	152,648	0.3

Total Sources	$50,000,000	100.0%	Total Uses	$50,000,000	100.0%

■	The Mortgage Loan. The mortgage loan (the “Eagle View Apartments Loan”) is evidenced by a note in the original principal amount of $50,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a multifamily property located in Charleston, West Virginia (the “Eagle View Apartments Property”). The Eagle View Apartments Loan was originated by GS Commercial Real Estate LP on August 26, 2016 and represents approximately 4.7% of the Initial Pool Balance. The note evidencing the Eagle View Apartments Loan has an outstanding principal balance as of the Cut-off Date of $50,000,000 and an interest rate of 4.2400% per annum. The borrower utilized the proceeds of the Eagle View Apartments Loan to refinance the existing debt on the Eagle View Apartments Property, pay origination costs, fund reserves and return equity to the borrower sponsor.

The Eagle View Apartments Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Eagle View Apartments Loan requires monthly payments of interest only for the initial 18 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Eagle View Apartments Loan is the due date in September 2026. Voluntary prepayment of the Eagle View Apartments Loan is prohibited prior to the due date in June 2026. Provided that no event of default under the Eagle View Apartments Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Eagle View Apartments Property is a 335 unit multifamily property located in Charleston, West Virginia. The Eagle View Apartments Property was constructed between May 2015 and April 2016, opening in stages along the way. The Eagle View Apartments Property is located on the top of a series of ridgelines, approximately six miles from downtown Charleston. Due to its location on the top of ridgelines, the Eagle View Apartments Property offers scenic, panorama views of the mountainsides and downtown Charleston. The Eagle View Apartments Property offers a variety of 1-, 2-, 3-, and 4-bedroom units for rent including 1-bedroom, 2-bedroom, and 3-bedroom furnished units (for a premium) across 13, 3-story residential buildings. Tenant amenities include walking trails, 24-hour fitness center, garage parking, gazebo grilling area with a fire pit, two swimming pools (one infinity pool), basketball courts, and a playground. In addition, the borrower sponsor is in the process of developing a restaurant venue (not part of the collateral) which is located adjacent to the Eagle View Apartments Property and may potentially serve the public.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the units and rent at the Eagle View Apartments Property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Average Rent per Unit(2)	Average Underwritten Monthly Rent per Unit	Underwritten Rent
1 BR / 1 BA	74	55,278	747	$1,247	$1,247	$1,107,600
2 BR / 2 BA	168	201,600	1,200	$1,289	$1,289	$2,599,200
2 BR / 2.5 BA	5	5,700	1,140	$1,325	$1,325	$79,500
3 BR / 2 BA	24	36,000	1,500	$2,000	$2,000	$576,000
3 BR / 2.5 BA	36	56,432	1,568	$1,642	$1,642	$709,200
4 BR / 3.5 BA	28	64,164	2,292	$1,994	$1,994	$669,900
Total / Wtd. Avg.	335	419,174	1,251	$1,428	$1,428	$5,741,400

(1)	Source: Appraisal.

(2)	As provided by the borrower per the underwritten rent roll dated August 24, 2016.

The following table presents certain information relating to the units and rent at the Eagle View Apartments Property:

Historical Leased %(1)

TTM 6/30/2016	As of 8/24/2016
82.0%	97.0%

(1)	As provided by the borrower. The Eagle View Apartments Property began construction in May 2015 and was built out in stages until it completed construction in April 2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Eagle View Apartments Property:

Cash Flow Analysis(1)

	TTM 6/30/2016(2)	T-1 6/30/2016 Annualized(3)	Underwritten(4)	Underwritten $ per Unit
Potential Rent Revenue	$3,248,558	$4,820,636	$5,741,400	$17,139
Vacancy, Credit Loss and Concessions	0	0	(302,026)	(902)
Total Rent	$3,248,558	$4,820,636	$5,439,374	$16,237

Other Revenue(5)	179,772	202,958	162,125	484
Effective Gross Income	$3,428,331	$5,023,594	$5,601,499	$16,721

Total Operating Expenses	$1,033,892	$1,335,451	$1,356,262	$4,049

Net Operating Income	$2,394,439	$3,688,143	$4,245,236	$12,672
Replacement Reserves	0	0	67,000	200
Net Cash Flow	$2,394,439	$3,688,143	$4,178,236	$12,472

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	TTM represents actual collections from the period July 2015 through June 2016. The property started construction in May 2015 and was built out in stages until April 2016.

(3)	Based on T-1 annualized revenues and 2016 budgeted expenses.

(4)	Underwritten net cash flow represents the in-place rents as of August 24, 2016.

(5)	Other revenue includes forfeited security deposits, pet fees, application fees, late fees and termination fees.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Appraisal. According to the appraisal, the Eagle View Apartments Property had an “as-is” appraised value of $70,000,000 as of June 16, 2016.

■	Environmental Matters. According to a Phase I environmental report, dated July 5, 2016, there are no recognized environmental conditions or recommendations for further action at the Eagle View Apartments Property.

■	Market Overview and Competition. Eagle View Apartments is located in the Charleston, West Virginia metropolitan statistical area, less than eight miles from the Charleston CBD. Charleston’s economy is driven by a variety of industries, including utilities, government, medicine, and education. Market vacancy for the Charleston market is 3.9% as of 1Q 2016, as compared to 4.2% in 4Q 2015. The national multifamily vacancy rate was 4.5% over the same timeframe.

According to appraisers, there are no comparable properties within the Charleston market and very few in the state of West Virginia. Additionally, the Eagle View Apartments Property benefits from limited new supply development within the Charleston market. Given the Eagle View Apartments Property’s high quality finish and location, the tenancy is generally comprised of people working in downtown Charleston in fields such as government, education or healthcare. Each of the top ten employers in the Charleston market area is part of the government, healthcare, education, or retail sectors. The largest employer in Kanawha County, Charleston Area Medical Center, Inc., has a hospital branch located 5.1 miles from the Eagle View Apartments Property.

In 2015, Charleston, West Virginia had a total population of 221,118 with an estimated median household income of $46,003. The estimated 2020 population within a 5-mile radius of the property is 36,917 with an estimated median household income in 2020 of $47,595. For one-bedroom apartments within the Charleston metro area, average first quarter 2016 asking rents, as reported by a market research report, were $660. One-bedroom units within the Eagle View Apartments Property’s competitive set averaged $841 per month. For two-bedroom apartments within the Charleston metro area, average first quarter 2016 asking rents, as reported in a market research report, were $834. Two-bedroom units within the Eagle View Apartments Property’s competitive set averaged $1,034 per month. For three-bedroom apartments within the Charleston metro area, average first quarter 2016 asking rents, as reported in a market research report were $836. Three-bedroom units within the Eagle View Apartments Property’s competitive set averaged $1,276 per month.

The following table presents certain information relating to the primary competition for the Eagle View Apartments Property:

Competitive Set(1)

	Eagle View Apartments	Presidio Apartments	Wexford Village at Devonshire	Waterford Village	Roxalana Hills Apartments
City	Charleston	Cross Lanes	Scott Depot	Barboursville	Dunbar
Distance from Property	-	14 miles	20.2 miles	41.3 miles	9.5 miles
Occupancy	97.0%	99.0%	97.0%	100.0%	97.0%
Units	335	159	168	210	292
Year Built	2015-2016	2006	2009	2005	1973
Monthly Rent / Unit	$1,452	$982	$1,172	$987	$853

(1)	Source: Appraisal.

■	The Borrower. The borrower is EAB DMM 2, LLC, a single-purpose, single-asset entity. The non-recourse carveout guarantor under the Eagle View Apartments Loan is Edward Allen Bell, an indirect owner of the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Escrows. On the origination date, the borrower funded a tax reserve in an amount equal to $17,059 and an insurance reserve in an amount equal to $135,590.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period and (ii) a capital expenditure reserve in an amount equal to $6,980.

In addition, on each due date during the continuance of an Eagle View Apartments Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Eagle View Apartments Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt yield (as calculated under the related loan documents) is less than 7.6%, and ending at the conclusion of the second consecutive fiscal quarter for which the debt yield for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 7.6% or (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Eagle View Apartments Trigger Period is ongoing.

■	Lockbox and Cash Management. The Eagle View Apartments Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of an Eagle View Apartments Trigger Period or event of default under the Eagle View Apartments Loan, the related loan documents require the borrower to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Eagle View Apartments Property and all other money received by the borrower or the property manager with respect to the Eagle View Apartments Property (other than tenant security deposits) be deposited into such lockbox account by the end of the first business day following receipt. On each business day during the continuance of an Eagle View Apartments Trigger Period or an event of default under the Eagle View Apartments Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Eagle View Apartments Trigger Period or event of default under the Eagle View Apartments Loan is continuing, all funds in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of an Eagle View Apartments Trigger Period or, at the lender’s discretion, during an event of default under the Eagle View Apartments Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

During the continuance of an event of default under the Eagle View Apartments Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Eagle View Apartments Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Eagle View Apartments Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Property Management. The Eagle View Apartments Property is managed by EAB Management, LLC, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Eagle View Apartments Property is required to remain managed by EAB Management, LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Eagle View Apartments Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Eagle View Apartments Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Eagle View Apartments Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provide evidence satisfactory to the lender that the insurance premiums for the Eagle View Apartments Property are separately allocated to the Eagle View Apartments Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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EMBASSY SUITES RALEIGH-DURHAM RESEARCH TRIANGLE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Cary, North Carolina	Cut-off Date Principal Balance	$37,520,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$137,435.90
Size (Rooms)	273	Percentage of Initial Pool Balance	3.5%
Total Occupancy as of 6/30/2016	73.8%	Number of Related Mortgage Loans(3)	3
Owned Occupancy as of 6/30/2016	73.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1997 / 2015	Mortgage Rate	4.2255%
Appraised Value	$46,800,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Borrower Sponsor(4)	Atrium Finance V, LLC
Underwritten Revenues	$14,257,154
Underwritten Expenses	$9,432,182
Underwritten Net Operating Income (NOI)	$4,824,973	Escrows
Underwritten Net Cash Flow (NCF)	$4,254,686	Upfront	Monthly
Cut-off Date LTV Ratio(1)	67.0%	Taxes	$31,266	$31,266
Maturity Date LTV Ratio(2)	53.2%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.18x / 1.93x	FF&E	$0	$16,351
Debt Yield Based on Underwritten NOI / NCF	12.9% / 11.3%	Other(5)	$10,500,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$37,520,000	99.8%	Loan Payoff	$26,525,463	70.6%
Principal’s New Cash Contribution	75,852	0.2	Reserves	10,531,266	28.0
Closing Costs	539,123	1.4

Total Sources	$37,595,852	100.0%	Total Uses	$37,595,852	100.0%

(1)	The Cut-off Date LTV Ratio is calculated based on the “hypothetical as-is” appraised value of $56,000,000 which assumes the completion of a property improvement plan (“PIP”) for which $10,500,000 was reserved for at origination. The Cut-off Date LTV Ratio calculated based on the “as-is” appraised value of $46,800,000 is 80.2%.

(2)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $61,300,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $46,800,000 is 69.7% and based on the “hypothetical as-is” appraised value is 58.3%. The stabilization date set forth in the appraisal for the Embassy Suites Raleigh-Durham Research Triangle Property is July 15, 2018.

(3)	The borrower sponsor for the Embassy Suites Raleigh-Durham Research Triangle Loan is also the borrower sponsor for the Embassy Suites Portland Airport and Capitol Plaza Hotel Topeka Loans. Affiliates of the borrower sponsor are involved in certain litigation. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus.

(4)	Atrium Leveraged Loan Fund, LLC is the non-recourse carveout guarantor under the Embassy Suites Raleigh-Durham Research Triangle Loan.

(5)	Other reserve represents a PIP reserve.

2016 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure and Corporate
Embassy Suites Raleigh-Durham Research Triangle	40%	60%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Embassy Suites Raleigh-Durham Research Triangle Property and various market segments, as provided in a May 2016 travel research report:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM May 2016	104.5%	109.3%	114.2%
TTM May 2015	103.5%	108.2%	112.0%
TTM May 2014	109.9%	110.3%	121.2%

(1)	Source: May 2016 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

EMBASSY SUITES RALEIGH-DURHAM RESEARCH TRIANGLE

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Embassy Suites Raleigh-Durham Research Triangle Property:

Embassy Suites Raleigh-Durham Research Triangle(1)

	2013	2014	2015	TTM 6/30/2016
Occupancy	71.8%	71.9%	74.2%	73.8%
ADR	$120.40	$127.04	$130.20	$135.04
RevPAR	$86.43	$91.32	$96.67	$99.70

(1)	As provided by the borrower and represents averages for the indicated periods.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Embassy Suites Raleigh-Durham Research Triangle Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 6/30/2016	Underwritten	Underwritten $ per Room
Rooms Revenue	$8,612,524	$9,074,941	$9,579,974	$9,862,263	$9,935,049	$36,392
Food & Beverage Revenue	4,122,666	3,844,756	4,143,761	4,128,090	4,158,556	15,233
Other Operating Departments Revenue	203,590	162,553	149,201	152,276	153,400	562
Other Revenue	27,263	21,485	18,170	10,075	10,149	37
Total Revenue	$12,966,043	$13,103,735	$13,891,106	$14,152,704	$14,257,154	$52,224

Room Expense	$2,110,118	$2,316,679	$2,441,220	$2,447,165	$2,465,226	$9,030
Food & Beverage Expense	2,108,858	2,027,095	2,139,012	2,153,347	2,169,239	7,946
Other Operating Departments Expense	126,196	161,691	158,177	160,935	162,123	594
Total Departmental Expense	$4,345,172	$4,505,465	$4,738,409	$4,761,447	$4,796,588	$17,570
Total Undistributed Expense	3,744,172	3,838,638	3,868,486	3,873,634	4,171,980	15,282
Total Fixed Expense	454,294	457,809	447,159	463,614	463,614	1,698
Total Operating Expenses	$8,543,638	$8,801,912	$9,054,054	$9,098,695	$9,432,182	$34,550

Net Operating Income	$4,422,405	$4,301,823	$4,837,052	$5,054,009	$4,824,973	$17,674
FF&E	0	0	0	0	570,286	2,089
Net Cash Flow	$4,422,405	$4,301,823	$4,837,052	$5,054,009	$4,254,686	$15,585

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

141

COOL SPRINGS COMMONS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Brentwood, Tennessee	Cut-off Date Principal Balance		$37,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$122.64
Size (SF)	301,697	Percentage of Initial Pool Balance		3.5%
Total Occupancy as of 5/17/2016	94.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/17/2016	94.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1983, 1990 / 2005	Mortgage Rate		4.1000%
Appraised Value	$58,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsor(1)	Joshua L. Martin and Jay Schuminsky

Underwritten Revenues	$6,559,256
Underwritten Expenses	$2,335,516	Escrows
Underwritten Net Operating Income (NOI)	$4,223,740		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,876,222	Taxes	$248,693	$49,739
Cut-off Date LTV Ratio	63.2%	Insurance	$9,645	$4,823
Maturity Date LTV Ratio	63.2%	Replacement Reserves(2)	$70,400	$5,783
DSCR Based on Underwritten NOI / NCF	2.75x / 2.52x	TI/LC(3)	$0	$50,283
Debt Yield Based on Underwritten NOI / NCF	11.4% / 10.5%	Other(4)	$2,830,293	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$37,000,000	60.0%	Purchase Price	$58,265,000	94.5%
Principal’s New Cash Contribution(5)	24,661,304	40.0	Reserves	3,159,031	5.1
			Closing Costs	237,273	0.4

Total Sources	$61,661,304	100.0%	Total Uses	$61,661,304	100.0%

(1)	Joshua L. Martin and Jay Schuminsky are the non-recourse carveout guarantors under the Cool Springs Commons Loan.
(2)	Replacement reserves are capped at $208,171.
(3)	TI/LC reserves are capped at $2,111,879.
(4)	Other reserve represents a tenant improvements reserve for Community Health Systems Professional Services Corporation ($2,500,693) and a deferred maintenance reserve ($329,600).
(5)	Principal’s new cash contribution represents the borrower sponsor’s cash contribution plus a seller funded reserve for a critical tenant reserve.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Cool Springs Commons Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Community Health Systems(2)(3)	NR / NR / B	198,034	65.6%	$4,407,530	68.7%	$22.26	1/31/2021	1, 5-year option
Peak 10 RenTech(4)	NR / NR / NR	27,507	9.1	752,161	11.7	27.34	6/30/2025	Various
Windsor Management(5)	NR / NR / NR	17,789	5.9	444,725	6.9	25.00	12/31/2018	NA
Windsor Management (CHS Sublease)(6)	NR / NR / NR	17,194	5.7	358,495	5.6	20.85	12/31/2016	NA
Sodexho	NR / NR / NR	8,456	2.8	211,400	3.3	25.00	9/30/2021	1, 5-year option
Viva Life	NR / NR / NR	5,302	1.8	122,529	1.9	23.11	6/30/2020	NA
Service Jewelry Repair	NR / NR / NR	9,486	3.1	103,113	1.6	10.87	2/28/2020	NA
Ardent Health Services, Inc.	NR / NR / NR	1,582	0.5	18,984	0.3	12.00	10/31/2018	NA
Largest Tenants		285,350	94.6%	$6,418,937	100.0%	$22.49
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces		16,347	5.4	0	0.0	0.00
Totals / Wtd. Avg. Tenants		301,697	100.0%	$6,418,937	100.0%	$22.49

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Community Health Systems has a right of first refusal to lease vacant space in the Cool Springs Commons Property, subject to any existing rights of other existing tenants.
(3)	Community Health Systems has the right to terminate 6,073 SF of its space ($9.50 underwritten base rent per SF) any time after February 2021 upon 60 days’ notice.
(4)	Peak 10 RenTech has multiple renewal options. One, 10-year renewal option for 12,452 SF ($29.95 underwritten base rent per SF), two, 10-year renewal options for 7,789 SF ($22.66 underwritten base rent per SF), one, 10-year renewal options for 6,512 SF ($29.95 underwritten base rent per SF) and two, 10-year renewal options for 754 SF ($10.20 underwritten base rent per SF).
(5)	Windsor Management has a one-time right to terminate 17,558 SF of its space ($25.00 underwritten base rent per SF) upon 180 days’ notice.
(6)	Windsor Management subleases 17,194 SF ($20.85 underwritten base rent per SF) of its space to Community Health Systems for $22.90 per SF. Community Health Systems is in negotiations with the borrower sponsor for a direct lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

COOL SPRINGS COMMONS

The following table presents certain information relating to the lease rollover schedule at the Cool Springs Commons Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	17,194	5.7	5.7%	358,495	5.6	20.85	1
2017	0	0.0	5.7%	0	0.0	0.00	0
2018	19,371	6.4	12.1%	463,709	7.2	23.94	2
2019	0	0.0	12.1%	0	0.0	0.00	0
2020	14,788	4.9	17.0%	225,642	3.5	15.26	2
2021	206,490	68.4	85.5%	4,618,930	72.0	22.37	2
2022	0	0.0	85.5%	0	0.0	0.00	0
2023	0	0.0	85.5%	0	0.0	0.00	0
2024	0	0.0	85.5%	0	0.0	0.00	0
2025	27,507	9.1	94.6%	752,161	11.7	27.34	1
2026	0	0.0	94.6%	0	0.0	0.00	0
2027 & Thereafter	0	0.0	94.6%	0	0.0	0.00	0
Vacant	16,347	5.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	301,697	100.0%		$6,418,937	100.0%	$22.49	8

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Cool Springs Commons Property:

Historical Leased %(1)

2013	2014	2015	As of 5/17/2016
100.0%	100.0%	100.0%	94.6%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31, unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cool Springs Commons Property:

Cash Flow Analysis(1)

	2013	2014	2015	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$5,521,191	$5,671,346	$5,837,935	$6,418,937	$21.28
Total Reimbursement Revenue	292,544	357,508	313,057	210,943	0.70
Gross Up Vacancy	0	0	0	383,483	1.27
Other Revenue	28,411	51,966	44,916	39,600	0.13
Gross Revenue	$5,842,146	$6,080,820	$6,195,908	$7,052,963	$23.38
Vacancy Loss	0	0	0	(493,707)	(1.64)
Effective Gross Revenue	$5,842,146	$6,080,820	$6,195,908	$6,559,256	$21.74

Total Operating Expenses	$2,099,413	$2,159,244	$2,075,058	$2,335,516	$7.74

Net Operating Income	$3,742,733	$3,921,576	$4,120,850	$4,223,740	$14.00
TI/LC	0	0	0	278,128	0.92
Capital Expenditures	0	0	0	69,390	0.23
Net Cash Flow	$3,742,733	$3,921,576	$4,120,850	$3,876,222	$12.85

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of May 17, 2016 and contractual rent steps through September 30, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

143

MIDDLETOWN COMMONS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Louisville, Kentucky	Cut-off Date Principal Balance		$35,512,500
Property Type	Retail	Cut-off Date Principal Balance per SF		$150.26
Size (SF)	236,341	Percentage of Initial Pool Balance		3.3%
Total Occupancy as of 8/30/2016	99.3%	Number of Related Mortgage Loans(1)		4
Owned Occupancy as of 8/30/2016	99.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	2015 / NAP	Mortgage Rate		4.2000%
Appraised Value	$47,350,000	Original Term to Maturity (Months)(2)		121
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)(2)		37
		Borrower Sponsor(3)	George B. Tomlin
Underwritten Revenues	$3,795,160
Underwritten Expenses	$788,916	Escrows
Underwritten Net Operating Income (NOI)	$3,006,244		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,829,690	Taxes	$140,998	$11,171
Cut-off Date LTV Ratio	75.0%	Insurance	$0	$0
Maturity Date LTV Ratio	65.2%	Replacement Reserves(4)	$0	$2,954
DSCR Based on Underwritten NOI / NCF	1.44x / 1.36x	TI/LC(5)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,512,500	98.6%	Loan Payoff	$35,199,636	97.7%
Principal’s New Cash Contribution	510,160	1.4	Closing Costs	682,027	1.9
			Reserves	140,998	0.4

Total Sources	$36,022,660	100.0%	Total Uses	$36,022,660	100.0%

(1)	The borrower sponsor for the Middletown Commons Loan is also the borrower sponsor for the Strong Station Loan, Crossings of Hoover Loan and Vestavia Commons Loan.
(2)	Under the terms of the Middletown Commons Loan documents, the first due date for the related loan is November 6, 2016, however the initial and remaining loan term are based on an assumed first due date in October 2016, which results in a period that is one month longer than the actual term.
(3)	George B. Tomlin is the non-recourse carveout guarantor under the Middletown Commons Loan.
(4)	Replacement reserves are capped at $177,256.
(5)	TI/LC reserves are capped at $300,000.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Middletown Commons Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors
Academy Sports	NR / NR / NR	71,824	30.4%	Yes	$718,240	$10.00	2/28/2030	NA	NA	4, 5-year options
Hobby Lobby	NR / NR / NR	55,000	23.3	Yes	$635,250	$11.55	2/28/2030	NA	NA	3, 5-year options
Total Anchors		126,824	53.7%

Jr. Anchors
Ross Dress for Less	NR / A3 / A-	25,000	10.6%	Yes	$388,357	$15.53	1/31/2026	NA	NA	4, 5-year options
Liquor Barn	NR / NR / NR	22,000	9.3	Yes	$368,500	$16.75	5/31/2025	NA	NA	3, 5-year options
Total Jr. Anchors		47,000	19.9%

Occupied In-line		60,917	25.8%		$1,645,248	$27.01
Vacant Spaces		1,600	0.7%		$0	$0.00

Total Owned SF		236,341	100.0%
Total SF		236,341	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

144

MIDDLETOWN COMMONS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Middletown Commons Property based on underwritten base rent:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Academy Sports	NR / NR / NR	71,824	30.4%	$718,240	21.8%	$10.00	2/28/2030	NA	NA	4, 5-year options
Hobby Lobby	NR / NR / NR	55,000	23.3	495,000	15.0	9.00	2/28/2030	NA	NA	3, 5-year options
Ross Dress for Less	NR / A3 / A-	25,000	10.6	312,500	9.5	12.50	1/31/2026	NA	NA	4, 5-year options
Liquor Barn	NR / NR / NR	22,000	9.3	302,500	9.2	13.75	5/31/2025	NA	NA	3, 5-year options
Five Below	NR / NR / NR	8,000	3.4	132,000	4.0	16.50	3/31/2025	NA	NA	2, 5-year options
Joella’s	NR / NR / NR	5,000	2.1	125,000	3.8	25.00	6/30/2020	NA	NA	2, 5-year options
Rack Room Shoes	NR / NR / NR	6,000	2.5	103,500	3.1	17.25	3/31/2020	$119	17.1%	3, 5-year options
Yang Kee Noodle	NR / NR / NR	3,000	1.3	93,000	2.8	31.00	6/30/2020	NA	NA	3, 5-year options
Rue 21	NR / NR / NR	5,000	2.1	83,400	2.5	16.68	1/31/2021	NA	NA	3, 5-year options
Chipotle	NR / NR / NR	2,400	1.0	81,600	2.5	34.00	6/30/2025	NA	NA	4, 5-year options
Ten Largest Tenants		203,224	86.0%	$2,446,740	74.4%	$12.04
Remaining Owned Tenants		31,517	13.3	843,685	25.6	26.77
Vacant Spaces (Owned Space)		1,600	0.7	0	0.0	0.00
Totals / Wtd. Avg. Tenants		236,341	100.0%	$3,290,425	100.0%	$14.02

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Middletown Commons Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	36,400	15.4	15.4%	907,500	27.6	24.93	14
2021	14,117	6.0	21.4%	341,085	10.4	24.16	6
2022	0	0.0	21.4%	0	0.0	0.00	0
2023	0	0.0	21.4%	0	0.0	0.00	0
2024	0	0.0	21.4%	0	0.0	0.00	0
2025	32,400	13.7	35.1%	516,100	15.7	15.93	3
2026	25,000	10.6	45.7%	312,500	9.5	12.50	1
2027 & Thereafter	126,824	53.7	99.3%	1,213,240	36.9	9.57	2
Vacant	1,600	0.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	236,341	100.0%		$3,290,425	100.0%	$14.02	26

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Middletown Commons Property:

Historical Leased %(1)(2)

As of 8/30/2016
99.3%

(1)	Historical information for the Middletown Commons Property is unavailable because it was built in 2015.
(2)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

145

MIDDLETOWN COMMONS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Middletown Commons Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,290,425	$13.92
Gross Up Vacancy	46,400	0.20
Total Rent	$3,336,825	$14.12
Total Reimbursables	642,981	2.72
Other Revenue	15,100	0.06
Less Vacancy & Credit Loss	(199,745)	(0.85)
Effective Gross Income	$3,795,160	$16.06

Total Operating Expenses	$788,916	$3.34

Net Operating Income	$3,006,244	$12.72
TI/LC	141,103	0.60
Capital Expenditures	35,451	0.15
Net Cash Flow	$2,829,690	$11.97

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Historical information for the Middletown Commons Property is unavailable because it was built in 2015.
(3)	Underwritten cash flow based on contractual rents as of August 30, 2016 and contractual rent steps through September 1, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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147

SHOPPES AT RIO GRANDE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Edinburg, Texas	Cut-off Date Principal Balance	$32,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$70.62
Size (SF)	460,195	Percentage of Initial Pool Balance	3.0%
Total Occupancy as of 5/1/2016	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/1/2016	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008, 2012, 2015 / NAP	Mortgage Rate	4.6040%
Appraised Value	$43,550,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	12
Borrower Sponsor(4)	First Hartford Corporation
Underwritten Revenues	$4,320,933
Underwritten Expenses	$1,437,738	Escrows
Underwritten Net Operating Income (NOI)	$2,883,194	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,614,404	Taxes	$267,660	$24,982
Cut-off Date LTV Ratio(1)	72.3%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	57.9%	Replacement Reserves	$0	$5,923
DSCR Based on Underwritten NOI / NCF(3)	1.49x / 1.35x	TI/LC(5)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF(1)	9.2% / 8.3%	Other(6)	$1,100,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,500,000	98.6%	Loan Payoff	$31,030,767	94.2%
Principal’s New Cash Contribution	458,480	1.4	Reserves	1,367,660	4.1
Closing Costs	560,052	1.7

Total Sources	$32,958,480	100.0%	Total Uses	$32,958,480	100.0%

(1)	The Cut-off Date LTV Ratio and Debt Yield Based on Underwritten NOI / NCF are calculated based on the loan amount without the earnout of $1,000,000. Inclusive of the earnout, the Cut-off Date LTV Ratio is 74.6% and the Debt Yield Based on Underwritten NOI / NCF are 8.9% and 8.0%, respectively.

(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $46,800,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 62.3%.

(3)	The DSCR Based on Underwritten NOI / NCF is calculated using the annual debt service for the mortgage loan calculated on the Cut-off-Date Balance net of the $1,000,000 earnout reserve taken at origination. The DSCR Based on Underwritten NOI / NCF without making this adjustment are 1.44x and 1.31x, respectively.

(4)	First Hartford Corporation and Neil H. Ellis are the non-recourse carveout guarantors under the Shoppes at Rio Grande Loan.

(5)	TI/LC reserve is capped at $500,000.

(6)	Other reserve represents an earnout and a potential yield maintenance reserve. Funds will be held in escrow until the borrower has achieved a debt yield of 8.3% on the fully funded amount and a lease renewal of no less than five years from both Burlington Coat Factory and TJMaxx for equal or greater rent. If such conditions are not satisfied by September 7, 2018, the reserve is required to be applied to prepay the mortgage loan and the related yield maintenance for such prepayment.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Shoppes at Rio Grande Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
JCPenney (GL)	NR / NR / B	103,507	22.5%	Yes	$127,526	$1.23	7/31/2038	NA	NA	7, 10-year options
Burlington Coat Factory	NR / NR / NR	80,241	17.4	Yes	$949,480	$11.83	1/31/2019	$180	6.6%	5, 5-year options
Academy Sports	NR / NR / NR	77,182	16.8	Yes	$666,581	$8.64	1/31/2024	NA	NA	3, 5-year options
Ross Dress for Less(3)	NR / A3 / A-	30,187	6.6	Yes	$259,315	$8.59	1/31/2020	$430	2.0%	4, 5-year options
Big Lots	NR / NR / BBB	30,000	6.5	Yes	$340,646	$11.35	1/31/2023	NA	NA	4, 5-year options
TJMaxx	NR / A2 / A+	26,000	5.6	Yes	$352,639	$13.56	10/31/2018	$336	4.0%	4, 5-year options
Total Anchors		347,117	75.4%

Jr. Anchors
Burke’s Outlet	NR / NR / NR	21,600	4.7%	Yes	$202,050	$9.35	1/31/2023	$41	22.9%	5, 5-year options
Petco	NR / NR / NR	12,625	2.7	Yes	$220,210	$17.44	1/31/2023	NA	NA	3, 5-year options
Party City	NR / NR / NR	12,000	2.6	Yes	$205,367	$17.11	1/31/2023	NA	NA	3, 5-year options
Melrose	NR / NR / NR	10,500	2.3	Yes	$118,832	$11.32	12/31/2017	NA	NA	3, 5-year options
Ulta	NR / NR / NR	10,089	2.2	Yes	$193,568	$19.19	11/30/2025	NA	NA	3, 5-year options
Total Jr. Anchors		66,814	14.5%

Occupied In-line		46,264	10.1%		$950,175	$20.54
Vacant Spaces		0	0.0%		$0	$0.00

Total Owned SF		460,195	100.0%
Total SF		460,195	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant sales per SF are as of June 30, 2016.

(3)	Ross Dress for Less is currently paying total rent based on 2% of gross sales until additional construction at the Shoppes at Rio Grande Property is complete.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SHOPPES AT RIO GRANDE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Shoppes at Rio Grande Property based on underwritten base rent:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Burlington Coat Factory	NR / NR / NR	80,241	17.4%	$682,049	19.6%	$8.50	1/31/2019	$180	6.6%	5, 5-year options
Academy Sports	NR / NR / NR	77,182	16.8	517,119	14.9	6.70	1/31/2024	NA	NA	3, 5-year options
TJMaxx	NR / A2 / A+	26,000	5.6	273,000	7.9	10.50	10/31/2018	$336	4.0%	4, 5-year options
Ross Dress for Less	NR / A3 / A-	30,187	6.6	259,315	7.5	8.59	1/31/2020	$430	2.0%	4, 5-year options
Big Lots	NR / NR / BBB	30,000	6.5	240,000	6.9	8.00	1/31/2023	NA	NA	4, 5-year options
Petco	NR / NR / NR	12,625	2.7	176,750	5.1	14.00	1/31/2023	NA	NA	3, 5-year options
Party City	NR / NR / NR	12,000	2.6	168,000	4.8	14.00	1/31/2023	NA	NA	3, 5-year options
Ulta	NR / NR / NR	10,089	2.2	161,424	4.6	16.00	11/30/2025	NA	NA	3, 5-year options
Shoe Department	NR / NR / NR	7,125	1.5	148,913	4.3	20.90	10/31/2018	$161	15.7%	2, 5-year options
Burke’s Outlet	NR / NR / NR	21,600	4.7	135,000	3.9	6.25	1/31/2023	$41	22.9%	5, 5-year options
Ten Largest Tenants		307,049	66.7%	$2,761,570	79.4%	$8.99
Remaining Owned Tenants		153,146	33.3	715,578	20.6	4.67
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		460,195	100.0%	$3,477,148	100.0%	$7.56

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The following table presents certain information relating to the lease rollover schedule at the Shoppes at Rio Grande Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	10,500	2.3	2.3%	84,000	2.4	8.00	1
2018	41,125	8.9	11.2%	528,313	15.2	12.85	3
2019	80,241	17.4	28.7%	682,049	19.6	8.50	1
2020	46,605	10.1	38.8%	499,313	14.4	10.71	3
2021	4,256	0.9	39.7%	68,096	2.0	16.00	1
2022	6,839	1.5	41.2%	115,546	3.3	16.90	2
2023	79,851	17.4	58.5%	821,278	23.6	10.29	5
2024	77,182	16.8	75.3%	517,119	14.9	6.70	1
2025	10,089	2.2	77.5%	161,424	4.6	16.00	1
2026	0	0.0	77.5%	0	0.0	0.00	0
2027 & Thereafter	103,507	22.5	100.0%	10	0.0	0.00	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	460,195	100.0%		$3,477,148	100.0%	$7.56	19

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Shoppes at Rio Grande Property:

Historical Leased %(1)

2014	2015	As of 5/1/2016
95.7%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SHOPPES AT RIO GRANDE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Shoppes at Rio Grande Property:

Cash Flow Analysis(1)

	2014	2015	TTM 4/30/2016	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,842,744	$2,962,175	$3,088,199	$3,477,148	$7.56
Total Reimbursables	1,048,925	1,253,350	1,231,297	1,109,241	2.41
Total Rent	$3,891,669	$4,215,525	$4,319,496	$4,586,389	$9.97
Less Vacancy & Credit Loss	0	0	0	(265,456)	(0.58)
Effective Gross Income	$3,891,669	$4,215,525	$4,319,496	$4,320,933	$9.39

Total Operating Expenses	$1,352,694	$1,411,682	$1,468,849	$1,437,738	$3.12

Net Operating Income	$2,538,976	$2,803,843	$2,850,647	$2,883,194	$6.27
TI/LC	0	0	0	197,711	0.43
Capital Expenditures	0	0	0	71,080	0.15
Net Cash Flow	$2,538,976	$2,803,843	$2,850,647	$2,614,404	$5.68

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of May 1, 2016 and contractual rent steps through September 30, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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151

EMBASSY SUITES PORTLAND AIRPORT

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Portland, Oregon	Cut-off Date Principal Balance(3)	$30,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)	$229,561.75
Size (Rooms)	251	Percentage of Initial Pool Balance	2.8%
Total Occupancy as of 6/30/2016	84.0%	Number of Related Mortgage Loans(4)	3
Owned Occupancy as of 6/30/2016	84.0%	Type of Security	Leasehold
Year Built / Latest Renovation	1998 / NAP	Mortgage Rate	3.9355%
Appraised Value	$86,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Borrower Sponsor(5)	Atrium Finance V, LLC
Underwritten Revenues	$17,835,906
Underwritten Expenses	$10,153,698
Underwritten Net Operating Income (NOI)	$7,682,208	Escrows
Underwritten Net Cash Flow (NCF)	$6,968,772	Upfront	Monthly
Cut-off Date LTV Ratio(1)	67.0%	Taxes	$389,616	$43,291
Maturity Date LTV Ratio(1)(2)	48.6%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.35x / 2.13x	FF&E	$0	$26,056
Debt Yield Based on Underwritten NOI / NCF(1)	13.3% / 12.1%	Other(6)	$62,500	$275,000

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$57,620,000	99.8%	Loan Payoff	$57,065,989	98.8%
Principal’s New Cash Contribution	141,258	0.2	Reserves	452,116	0.8
Closing Costs	243,152	0.4

Total Sources	$57,761,258	100.0%	Total Uses	$57,761,258	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Embassy Suites Portland Airport Whole Loan.

(2)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $102,500,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $86,000,000 is 57.9%. The stabilization date set forth in the appraisal for the Embassy Suites Portland Airport Property is July 15, 2018.

(3)	The Cut-off Date Principal Balance of $30,000,000 represents the controlling note A-1 of a $57,620,000 whole loan evidenced by two pari passu notes.

(4)	The borrower sponsor for the Embassy Suites Portland Airport Whole Loan is also the borrower sponsor for the Embassy Suites Raleigh-Durham Research Triangle Loan and the Capitol Plaza Hotel Topeka Loan. Affiliates of the borrower sponsor are involved in certain litigation. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus.

(5)	Atrium Leveraged Loan Fund, LLC is the non-recourse carveout guarantor under the Embassy Suites Portland Airport Whole Loan.

(6)	Upfront other reserve represents a ground lease reserve, and monthly other reserve represents a PIP reserve.

2015 Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure
Embassy Suites Portland Airport	55%	22%	23%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Embassy Suites Portland Airport Property and various market segments, as provided in a May 2016 travel research report:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM May 2016	109.6%	125.5%	137.6%
TTM May 2015	115.0%	125.1%	143.8%
TTM May 2014	116.6%	126.5%	147.5%

(1)	Source: May 2016 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

152

EMBASSY SUITES PORTLAND AIRPORT

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Embassy Suites Portland Airport Property:

Embassy Suites Portland Airport(1)

	2013	2014	2015	TTM 6/30/2016
Occupancy	82.1%	82.8%	82.1%	84.0%
ADR	$136.71	$147.23	$160.34	$166.11
RevPAR	$112.28	$121.86	$131.58	$139.57

(1)	As provided by the borrower and represents averages for the indicated periods.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Embassy Suites Portland Airport Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 6/30/2016	Underwritten	Underwritten $ per Room
Rooms Revenue	$10,286,180	$11,133,721	$11,988,424	$12,716,286	$12,786,386	$50,942
Food & Beverage Revenue	4,209,088	4,348,229	4,653,606	4,573,756	4,598,969	18,323
Other Operating Departments Revenue	127,237	367,751	411,759	271,909	273,408	1,089
Other Revenue	99,271	49,600	85,921	176,172	177,143	706
Total Revenue	$14,721,776	$15,899,301	$17,139,710	$17,738,123	$17,835,906	$71,059

Room Expense	$2,130,037	$2,523,266	$2,535,626	$2,637,916	$2,652,458	$10,568
Food & Beverage Expense	1,917,136	1,922,230	1,964,269	1,922,099	1,932,695	7,700
Other Operating Departments Expense	182,001	165,871	180,722	184,064	185,079	737
Total Departmental Expense	$4,229,174	$4,611,367	$4,680,617	$4,744,079	$4,770,231	$19,005
Total Undistributed Expense	3,986,037	3,900,919	3,949,960	4,140,198	4,518,931	18,004
Total Fixed Expense	778,181	814,853	844,928	864,535	864,535	3,444
Total Operating Expenses	$8,993,392	$9,327,139	$9,475,505	$9,748,812	$10,153,698	$40,453

Net Operating Income	$5,728,384	$6,572,162	$7,664,205	$7,989,311	$7,682,208	$30,606
FF&E	0	0	0	0	713,436	2,842
Net Cash Flow	$5,728,384	$6,572,162	$7,664,205	$7,989,311	$6,968,772	$27,764

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

153

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsor, the depositor, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the pooled mortgage loans. No class of certificates (other than the Class WM certificates) will have any interest in the trust subordinate companion loan.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

154

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. Changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Investors should be aware of the risk retention and due diligence requirements in Europe (the “EU Risk Retention and Due Diligence Requirements”) which currently apply, or are expected to apply in the future, in respect of various types of European Union regulated investors including credit institutions, authorized alternative investment fund managers, investment firms, insurance and reinsurance undertakings and UCITS funds. Amongst other things, such requirements restrict an investor who is subject to the EU Risk Retention and Due Diligence Requirements from investing in securitizations unless: (i) the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed that it will retain, on an on-going basis, a net economic interest of not less than five percent in respect of certain specified credit risk tranches or securitized exposures; and (ii) such investor is able to demonstrate that they have undertaken certain due diligence in respect of various matters including but not limited to its note position, the underlying assets and (in the case of certain types of investors) the relevant sponsor or originator. Failure to comply with one or more of the requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge on the certificates acquired by the relevant investor.

On 30 September 2015, the European Commission published a proposal to amend the EU Risk Retention and Due Diligence Requirements (the “Draft CRR Amendment Regulation”) and a proposed regulation relating to a European framework for simple, transparent and standardized securitization (such proposed regulation, including any implementing regulation, technical standards and official guidelines related thereto, the “Securitization Framework” and, together with the Draft CRR Amendment Regulation, the “Securitization Regulation”) which would, amongst other things, re-cast the European Union risk retention rules as part of wider changes to establish a “Capital Markets Union” in Europe. The Presidency of the Council of Ministers of the European Union has also published compromise proposals concerning the Securitization Regulation. The Securitization Regulation will need to be considered, finalized and adopted by the European Parliament and Council of Ministers. It is unclear at this time when the Securitization Regulation will become effective. Investors should be aware that there are material differences between the current EU Risk Retention and Due Diligence Requirements and the Securitization Regulation. The Securitization Regulation may also enter into force in a form that differs from the published proposals and drafts.

None of the sponsor, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the EU Risk Retention and Due Diligence Requirements or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the EU Risk Retention and Due Diligence Requirements or similar requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, new capital regulations were issued by the U.S. banking regulators in July 2013; these regulations implement the increased capital requirements established under the Basel Accord and are being phased in over time. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset -backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

Regulations were adopted on December 10, 2013 to implement Section 619 of the Dodd Frank Act (such statutory provision together with such implementing regulations, the “Volcker Rule”). The Volcker Rule generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013. Banking entities are required to be in conformance with the Volcker Rule by July 21, 2015, although ownership interests or sponsorships in covered funds in existence prior to December 31, 2013 are not required to be brought into conformance until July 21, 2017 (with the possibility of an additional five-year extension for certain illiquid funds). Prior to the applicable conformance date expiration, banking entities must make good faith efforts to conform their activities and investments to the Volcker Rule. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

155

SUMMARY OF CERTAIN RISK FACTORS (continued)

The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	The sponsor is the sole warranting party in respect of the mortgage loans sold by the sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

156

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, the Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, the sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsor, Underwriters, the Master Servicer, the Special Servicers, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class F and Class G certificates (the “B-Piece Buyer”) was given the opportunity by the sponsor to perform due diligence on the mortgage loans originally identified by the sponsor for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsor and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsor and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsor originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsor will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, the sponsor, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsor and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the applicable special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the applicable special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Academy Securities, Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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